As filed with the Securities and Exchange Commission on March 27, 1997

                                                       Registration No. 33-19423
                                                               File No. 811-5436

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   Under the
                              SECURITIES ACT OF 1933                         [X]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 20                       [X]

                                    and/or
                             REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                 Amendment No. 22                            [X]
                                                                             [ ]

                        (Check appropriate box or boxes)
                                 -------------
                          Phoenix Multi-Portfolio Fund
     (Exact Name of Registrant as Specified in Articles of Incorporation)
                                 -------------

       101 Munson Street, Greenfield, Massachusetts                01301
     (Address of Principal Executive Offices)                   (Zip Code)

           c/o Phoenix Equity Planning Corporation--Customer Service

                                 (800) 243-1574
                        (Registrant's Telephone Number)
                                 -------------

                              Philip R. McLoughlin
                   Vice Chairman and Chief Executive Officer
                       Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)
                                 -------------

             It is proposed that this filing will become effective (check appropriate box)

             [ ] immediately upon filing pursuant to paragraph (b)

             [X] on March 28, 1997 pursuant to paragraph (b)

             [ ] 60 days after filing pursuant to paragraph (a)(i)
             [ ] on _____________ pursuant to paragraph (a)(i)
             [ ] 75 days after filing pursuant to paragraph (a)(ii)
             [ ] on _____________ pursuant to paragraph (a)(ii) of Rule 485. If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                       Declaration Pursuant to Rule 24f-2
                                -------------


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the notice required by Rule 24f-2 with respect to the fiscal year ended on November 30, 1996 on January 24, 1997.


================================================================================

The following pages from Post-Effective Amendment No. 19 to the Registration Statement on Form N1-A, filed with the Securities and Exchange Commission on April 1, 1996 are incorporated herein by reference thereto:



                                    Part A

Version B Cross Reference Pages to Items Required by Rule 495(a)


Version B Prospectus Pages 1 through 18

                                    Part B

Version B Statement of Additional Information Pages 1 through 33 and November 30, 1996 Annual Reports for Phoenix Endowment Equity Portfolio and Phoenix Diversified Income Portfolio.

This registration statement contains two prospectuses and two Statements of Additional Information. These are identified as Versions A and B of each.

                         PHOENIX MULTI-PORTFOLIO FUND

Cross Reference Sheet
Required by Rule 495 Version A
Under the Securities Act of 1933

                                     PART A
                      Information Required in Prospectus

Item Number                                                               Prospectus Caption
-------------                                           ------------------------------------------------------
      1.       Cover Page   ...........................  Cover Page
      2.       Synopsis  ..............................  Introduction
      3.       Condensed Financial Information   ......  Financial Highlights
      4.       General Description of Registrant    ...  Introduction; Investment Objectives and Policies;
                                                         Investment Techniques; Portfolio Turnover; Description
                                                         of Shares
      5.       Management of the Fund   ...............  Introduction; Management of the Fund
      6.       Capital Stock and Other Securities   ...  Introduction; Description of Shares; Dividends,
                                                         Distributions and Taxes
      7.       Purchase of Securities Being Offered      National Distributor and Distribution Plans; How to
                                                         Buy Shares
      8.       Redemption or Repurchase    ............  How to Redeem Shares
      9.       Legal Proceedings  .....................  Not applicable


                                     PART B
          Information Required on Statement of Additional Information


Item Number                                                           Statement of Additional Information Caption
-------------                                                   -------------------------------------------------------
     10.       Cover Page  ....................................  Cover Page
     11.       Table of Contents    ...........................  Table of Contents
     12.       General Information and History  ...............  Not applicable
     13.       Investment Objectives and Policies  ............  Investment Objectives and Policies; Investment
                                                                 Restrictions; Portfolio Turnover
     14.       Management of the Registrant  ..................  Trustees and Officers
     15.       Control Persons and Principal Holders of
               Securities  ....................................  Trustees and Officers
     16.       Investment Advisory and Other Services    ......  The Investment Advisers; The National Distributor
     17.       Brokerage Allocation and Other   ...............  Portfolio Transactions Practices
     18.       Capital Stock and Other Securities  ............  See "Description of Shares" in Prospectus
     19.       Purchase, Redemption and Pricing of Securities
               Being Offered  .................................  Determination of Net Asset Value; How to Buy Shares;
                                                                 Shareholder Services; Reinvestment Privilege;
                                                                 Exchange Privilege; How to Redeem Shares
     20.       Tax Status  ....................................  Dividends, Distributions and Taxes
     21.       Underwriter    .................................  The National Distributor; How to Buy Shares;
                                                                 Alternative Purchase Arrangements
     22.       Calculations of Yield Quotations of Money
               Market Funds   .................................  Not applicable
     23.       Financial Statements    ........................  Financial Statements

                                  PHOENIX
                                   FUNDS

Phoenix Multi-Portfolio Fund

[arrow] PHOENIX TAX-EXEMPT BOND PORTFOLIO

[arrow] PHOENIX MID CAP PORTFOLIO

[arrow] PHOENIX INTERNATIONAL PORTFOLIO

[arrow] PHOENIX REAL ESTATE SECURITIES PORTFOLIO

[arrow] PHOENIX EMERGING MARKETS BOND PORTFOLIO

                                                                  PROSPECTUS
                                                                  MARCH 28, 1997

[PHOENIX DUFF & PHELPS logo]

                         PHOENIX MULTI-PORTFOLIO FUND

                               101 Munson Street
                        Greenfield, Massachusetts 01301

                                   PROSPECTUS


                                 March 28, 1997




     Phoenix Multi-Portfolio Fund (the "Fund") is an open- end management investment company whose shares are offered in seven series, five of which are offered for investment as described below. Each series represents an investment in a separate portfolio with its own investment objectives and policies. There can be no assurance that any portfolio will achieve its objectives.


     Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio") seeks as its investment objective the production of as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. It intends under normal conditions to invest at least 80% of its net assets in municipal securities, the income of which is fully exempt from federal income taxation.



     Phoenix Mid Cap Portfolio (the "Mid Cap Portfolio") seeks as its investment objective long-term appreciation of capital. Under normal circumstances, at least 65% of the total assets will be invested in the common stocks of medium capitalization companies considered to have appreciation potential.


     Phoenix International Portfolio (the "International Portfolio") seeks as its investment objective a high total return consistent with reasonable risk. It intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Investment Techniques and Related Risks"). The International Portfolio provides a means for investors to invest a portion of their assets outside the United States.



     Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


     Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio") seeks as its primary investment objective high current income. The secondary objective of the Emerging Markets Portfolio is long term capital appreciation. It intends to invest primarily in high-yield (high risk) debt securities issued by governments and corporations in certain foreign countries known as "emerging markets." Debt securities issued by foreign issuers also entail greater risks of default, untimely interest and principal payments, and price volatility than higher rated securities and may present problems of liquidation and valuation. These debt securities are commonly referred to as "junk bonds" and are considered speculative with regard to the payment of interest and return of principal. Investors should carefully consider these risks before investing.

================================================================================
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                        CUSTOMER SERVICE: (800) 243-1574
                           MARKETING: (800) 243-4361
                   TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

(continued from previous page)


     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated March 28, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.



     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other agency and involve investment risk, including possible loss of principal.

                               TABLE OF CONTENTS


                                                  Page
                                                  ------
INTRODUCTION    .................................    3
FUND EXPENSES   .................................    5
FINANCIAL HIGHLIGHTS  ...........................    7
PERFORMANCE INFORMATION  ........................   11
INVESTMENT OBJECTIVES AND POLICIES   ............   12
 Tax Exempt Bond Portfolio  .....................   12
 Mid Cap Portfolio    ...........................   13
 International Portfolio    .....................   14
 Emerging Markets Bond Portfolio  ...............   16
 Real Estate Portfolio   ........................   18
INVESTMENT TECHNIQUES AND RELATED RISKS    ......   19
INVESTMENT RESTRICTIONS  ........................   24
PORTFOLIO TURNOVER    ...........................   24
MANAGEMENT OF THE FUND   ........................   24
DISTRIBUTION PLANS    ...........................   27
HOW TO BUY SHARES  ..............................   28
INVESTOR ACCOUNTS AND SERVICES AVAILABLE   ......   32
NET ASSET VALUE    ..............................   34
HOW TO REDEEM SHARES  ...........................   35
DIVIDENDS, DISTRIBUTIONS AND TAXES   ............   36
ADDITIONAL INFORMATION   ........................   37
APPENDIX  .......................................   39

                                 INTRODUCTION


     This Prospectus describes the shares offered by and the operations of Phoenix Multi-Portfolio Fund (the "Fund"). The Fund is an open-end management investment company established in 1987 as a Massachusetts business trust. Shares of the Fund are divided into seven series or "Portfolios", five of which are available for investment as described below. Each Portfolio has a different investment objective and is designed to meet different investment needs. This Prospectus offers shares of the Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio"), the Phoenix Mid Cap Portfolio (the "Mid Cap Portfolio"), the Phoenix International Portfolio (the "International Portfolio"), the Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") and the Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio"), five of the portfolios currently offered by the Fund (each a "Portfolio", and, together, the "Portfolios").

The Investment Advisers

     The investment adviser for the Bond Portfolio, Mid Cap Portfolio, International Portfolio and Emerging Markets Portfolio is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). PIC is a subsidiary of Phoenix Duff & Phelps Corporation, and prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The investment adviser for the Real Estate Portfolio is Phoenix Realty Securities, Inc. ("PRS" or the "Adviser"). PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS. ABKB is not affiliated with PRS, PIC or Phoenix Home Life.



     See "Management of the Fund" for a description of the Investment Advisory Contracts, management fees and each investment adviser's undertaking to reimburse the Fund for certain expenses.

Distributor and Distribution Plans


     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."



     The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act") for all classes of all Portfolios. Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.25% of the Fund's average daily Class A Share net assets of a Portfolio for distribution expenditures incurred in connection with the sale and promotion of Class A Shares of a Portfolio and for furnishing shareholder services. Pursuant to the distribution plan adopted for Class B Shares of a Portfolio, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets of a Portfolio for distribution expenditures incurred in connection with the sale and promotion of Class B Shares of a Portfolio and for furnishing shareholder services. See "Distribution Plans."

Purchase of Shares


     The Fund offers two classes of shares of each Portfolio which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges--Class A Shares" and "Net Asset Value."


     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."


     Shares of each class represent an identical interest in the investment portfolio of the Portfolio and have the same rights, except that Class B Shares bear the cost of higher distribution fees which cause the Class B Shares to have a higher expense ratio and to receive lower dividends than Class A Shares. See "How to Buy Shares."


Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."


Redemption Price

     Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank and Trust Company. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

     There can be no assurance that any Portfolio will achieve its investment objectives. In addition, special risks may be presented by the particular types of securities in which a Portfolio may invest. For example, although the Real Estate Portfolio does not invest directly in real property, it does invest primarily in securities concentrated in and directly related to the real estate industry and may therefore be subject to certain risks associated with the ownership of real estate and with the real estate industry in general. The Real Estate Portfolio is non-diversified and as such there is no restriction on the percentage of its assets that may be invested in the securities of any one issuer. Accordingly, its value is potentially more susceptible to adverse developments affecting a single issuer.



     The Emerging Markets Portfolio can invest entirely in high yield/high risk bonds (commonly referred to as "junk bonds") issued by governments and corporations in emerging market countries. It invests in lower quality securities of issuers which may have defaulted in the past on certain of their financial obligations. Investment in less-developed countries whose markets are still emerging generally presents greater risks than those presented by investment in domestic issuers or countries with developed securities markets and more advanced regulatory systems. It is also non-diversified and as such there is no restriction on the percentage of its assets that may be invested in securities of one issuer. Its share price can fluctuate widely in response to political events and currency and interest rate fluctuations. Its value is potentially more susceptible to adverse developments affecting a single issuer.


     To the extent that a Portfolio such as the Emerging Markets Portfolio invests in lower-rated securities, such an investment is speculative and involves risks not associated with investment in higher rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. Although the portfolio turnover rate cannot be accurately predicted, it is anticipated that the annual turnover rate of the Mid Cap Portfolio may be as high as 300%. Because of PIC's strict "sell" discipline, the portfolio's annual turnover rate will probably be substantially higher than that of other investment companies with similar investment objectives. A high rate of turnover involves a correspondingly greater amount of brokerage commissions and other costs which are paid directly by the Portfolio. It may also result in the realization of capital gains, which are taxable to the shareholders. See "Investment Objectives and Policies."

                                 FUND EXPENSES


     The following table illustrates all expenses and fees that a shareholder will incur. The expenses and fees set forth in the table are based on fiscal year ended November 30, 1996.

                                                          Bond                 Bond
                                                       Portfolio             Portfolio
                                                        (Class A             (Class B
                                                        Shares)               Shares)
                                                       ---------             ---------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                  4.75%                  None
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested                 None                   None
 Dividends
Deferred Sales Load (as a percentage of original         None              5% during the
 purchase price or redemption proceeds, as                                 first year,
 applicable)                                                               decreasing 1%
                                                                           annually to 2%
                                                                           during the
                                                                           4th & 5th years;
                                                                           dropping from 2%
                                                                           to 0% after the
                                                                           5th year
Redemption Fee                                          None(a)                 None
Exchange Fee                                            None                    None
Annual Fund Operating Expenses (as a
 percentage of average net assets)
Management Fees                                          0.45%                  0.45%
12b-1 Fees (b)                                           0.25%                  1.00%
Other Operating Expenses (After Reimbursement)           0.24%                  0.24%
                                                         ----                   ----
Total Fund Operating Expenses                            0.94%                  1.69%
                                                         ====                   ====


                                                           Mid Cap                  Mid Cap              International
                                                          Portfolio                Portfolio               Portfolio
                                                           (Class A                (Class B                 (Class A
                                                           Shares)                  Shares)                 Shares)
                                                          ---------                ---------               ---------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                     4.75%                    None                    4.75%
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested                    None                     None                    None
 Dividends
Deferred Sales Load (as a percentage of original            None                5% during the                None
 purchase price or redemption proceeds, as                                      first year,
 applicable)                                                                    decreasing 1%
                                                                                annually to 2%
                                                                                during the 4th &
                                                                                5th years;
                                                                                dropping from 2%
                                                                                to 0% after the
                                                                                5th year
Redemption Fee                                             None(a)                   None                   None(a)
Exchange Fee                                               None                      None                   None
Annual Fund Operating Expenses (as a
 percentage of average net assets)
Management Fees                                             0.75%                    0.75%                   0.75%
12b-1 Fees (b)                                              0.25%                    1.00%                   0.25%
Other Operating Expenses (After Reimbursement)              0.35%                    0.35%                   0.57%
                                                            ----                     ----                    ----
Total Fund Operating Expenses                               1.35%                    2.10%                   1.57%
                                                            ====                     ====                    ====


                                                                               Real
                                                    International             Estate
                                                      Portfolio             Portfolio
                                                      (Class B               (Class A
                                                   .   Shares)                Shares)
                                                    -------------           ---------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                 None                   4.75%
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested                None                   None
 Dividends
Deferred Sales Load (as a percentage of original    5% during the              None
 purchase price or redemption proceeds, as          first year,
 applicable)                                        decreasing 1%
                                                    annually to 2%
                                                    during the 4th &
                                                    5th years;
                                                    dropping from 2%
                                                    to 0% after the
                                                    5th year

Redemption Fee                                          None                  None(a)
Exchange Fee                                            None                  None
Annual Fund Operating Expenses (as a
 percentage of average net assets)
Management Fees                                         0.75%                  0.75%
12b-1 Fees (b)                                          1.00%                  0.25%
Other Operating Expenses (After Reimbursement)          0.57%                  0.30%(c)
                                                        ----                   ----
Total Fund Operating Expenses                           2.32%                  1.30%
                                                        ====                   ====


                                                                            Emerging                 Emerging
                                                    Real Estate              Markets                  Markets
                                                     Portfolio              Portfolio                Portfolio
                                                     (Class B               (Class A                 (Class B
                                                     Shares)                 Shares)                  Shares)
                                                     ---------              ---------                ---------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases               None                     4.75%                   None
 (as percentage of offering price)
Maximum Sales Load Imposed on Reinvested              None                     None                    None
 Dividends
Deferred Sales Load (as a percentage of original    5% during the              None                  5% during the
 purchase price or redemption proceeds, as          first year,                                      first year,
 applicable)                                        decreasing 1%                                    decreasing 1%
                                                    annually to 2%                                   annually to 2%
                                                    during the 4th &                                 during the 4th &
                                                    5th years;                                       5th years;
                                                    dropping from 2%                                 dropping from 2%
                                                    to 0% after the                                  to 0% after the
                                                    5th year                                         5th year
Redemption Fee                                        None                    None(a)                  None
Exchange Fee                                          None                    None                     None
Annual Fund Operating Expenses (as a
 percentage of average net assets)
Management Fees                                       0.75%                    0.75%                   0.75%
12b-1 Fees (b)                                        1.00%                    0.25%                   1.00%
Other Operating Expenses (After Reimbursement)        0.30%(c)                 0.50%(d)                0.50%(d)
                                                      ----                     ----                    ----
Total Fund Operating Expenses                         2.05%                    1.50%                   2.25%
                                                      ====                     ====                    ====

-----------


     (a) The Trustees may, at their option, impose a redemption fee for Class A Shares not in excess of 1% of net asset value. No redemption fee is presently contemplated and shareholders will be given reasonable notice of any change in this intention.



     (b) "Rule 12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     (c) Phoenix Realty Securities, Inc. has agreed to reimburse the Real Estate Portfolio's operating expenses related to Class A Shares and Class B
Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1997 exceed 1.30% and 2.05%, respectively, of the average net assets. Total operating expenses absent expense reimbursement equal approximately 1.88% and 2.63%, respectively, of average net assets.


     (d) Phoenix Investment Counsel, Inc. has agreed to reimburse the Emerging Markets Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1997 exceed 1.50% and 2.25%, respectively, of the average net assets. Total operating expenses absent expense reimbursement equal approximately 2.02% and 2.77%, respectively of average net assets.

Example*                                                           1 year      3 years      5 years      10 years
----------------------------------------------------------------   ---------   ----------   ----------   ----------
An investor would pay the following expenses on a hypothetical
 $1,000 investment, assuming (1) a 5% annual return and (2)
 redemption at the end of each time period.
Bond Portfolio (Class A Shares)                                       $57         $ 76         $ 97         $157
Bond Portfolio (Class B Shares)                                        57           73           92          180
Mid Cap Portfolio (Class A Shares)                                     61           88          118          202
Mid Cap Portfolio (Class B Shares)                                     61           86          113          224
International Portfolio (Class A Shares)                               63           95          129          225
International Portfolio (Class B Shares)                               64           92          124          247
Real Estate Portfolio (Class A Shares)                                 60           87          115          197
Real Estate Portfolio (Class B Shares)                                 61           84          110          219
Emerging Markets Portfolio (Class A Shares)                            62           93          125          218
Emerging Markets Portfolio (Class B Shares)                            63           90          120          240
An investor would pay the following expenses on the same
 $1,000 investment assuming no redemption at the end of each time period:
Bond Portfolio (Class A Shares)                                       $57         $ 76         $ 97         $157
Bond Portfolio (Class B Shares)                                        17           53           92          180
Mid Cap Portfolio (Class A Shares)                                     61           88          118          202
Mid Cap Portfolio (Class B Shares)                                     21           66          113          224
International Portfolio (Class A Shares)                               63           95          129          225
International Portfolio (Class B Shares)                               24           72          124          247
Real Estate Portfolio (Class A Shares)                                 60           87          115          197
Real Estate Portfolio (Class B Shares)                                 21           64          110          219
Emerging Markets Portfolio (Class A Shares)                            62           93          125          218
Emerging Markets Portfolio (Class B Shares)                            23           70          120          240

      *The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How To Buy Shares."

                             FINANCIAL HIGHLIGHTS


  The following tables set forth certain financial information for the respective fiscal years of the Fund. This financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Trust's Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of Independent Accountants and additional information relating to each Portfolio's performance) are available at no charge upon request by calling (800) 243-4361.

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)
                          TAX-EXEMPT BOND PORTFOLIO



                                                               Class A
                        ----------------------------------------------------------------------------------------
                                                       Year Ended November 30,
                        ----------------------------------------------------------------------------------------
                          1996       1995       1994       1993       1992       1991       1990        1989
                        --------- ---------- ---------- ---------- ---------- ---------- ----------  ----------
Net asset value,
  beginning of period     $11.40     $10.09      $11.58     $11.10    $10.66     $10.37     $10.68      $10.18
Income from
  investment
  operations
 Net investment
  income                    0.60       0.61        0.65       0.60(1)   0.66(1)    0.65(1)    0.65(1)     0.68(1)
 Net realized and
   unrealized gain
  (loss)                   (0.12)      1.34       (1.49)      0.76      0.57       0.29         --        0.52
                          ------     ------      ------     ------    ------     ------     ------      ------
  Total from
  investment
    operations              0.48       1.95       (0.84)      1.36      1.23       0.94       0.65        1.20
                          ------     ------      ------     ------    ------     ------     ------      ------
Less distributions
 Dividends from net
   investment income       (0.60)     (0.61)      (0.65)     (0.60)    (0.66)     (0.65)     (0.65)      (0.68)
 Dividends from net
   realized gains             --      (0.03)         --      (0.28)    (0.13)        --      (0.31)      (0.02)
                          ------     ------      ------     ------    ------     ------     ------      ------
  Total distributions      (0.60)     (0.64)      (0.65)     (0.88)    (0.79)     (0.65)     (0.96)      (0.70)
                          ------     ------      ------     ------    ------     ------     ------      ------
Change in net asset
  value                    (0.12)      1.31       (1.49)      0.48      0.44       0.29      (0.31)       0.50
                          ------     ------      ------     ------    ------     ------     ------      ------
Net asset value, end
  of period               $11.28     $11.40      $10.09     $11.58    $11.10     $10.66     $10.37      $10.68
                          ======     ======      ======     ======    ======     ======     ======      ======
Total return(2)             4.30%     19.87%      -7.55%     12.79%    11.92%      9.32%      6.49%      12.13%
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)    $136,558   $147,821    $141,623   $171,272   $35,625    $27,093    $20,240     $17,590
Ratio to average net
  assets of:
 Operating expenses         0.94%      0.97%       0.96%      0.75%     0.78%      0.94%      1.00%       1.00%
 Net investment
  income                    5.42%      5.65%       5.65%      5.33%     5.92%      6.17%      6.29%       6.55%
Portfolio turnover            27%        25%         54%        62%      145%        99%       130%        161%

                                   Class B
                        -------------------------------------------
                          From                             From
                       Inception       Year Ended        Inception
                       7/15/88 to     November 30,      3/16/94 to
                                  ---------------------
                        11/30/88     1996       1995     11/30/94
                       ---------- ---------- ----------  ----------
Net asset value,
  beginning of period    $10.00     $11.44     $10.12     $11.21
Income from
  investment
  operations
 Net investment
  income                   0.24(1)    0.52       0.53       0.39
 Net realized and
   unrealized gain
  (loss)                   0.18      (0.12)      1.35      (1.09)
                         ------     ------     ------     ------
  Total from
  investment
    operations             0.42       0.40       1.88      (0.70)
                         ------     ------     ------     ------
Less distributions
 Dividends from net
   investment income      (0.24)     (0.52)     (0.53)     (0.39)
 Dividends from net
   realized gains            --         --      (0.03)        --
                         ------     ------     ------     ------
  Total distributions     (0.24)     (0.52)     (0.56)     (0.39)
                         ------     ------     ------     ------
Change in net asset
  value                    0.18      (0.12)      1.32      (1.09)
                         ------     ------     ------     ------
Net asset value, end
  of period              $10.18     $11.32     $11.44     $10.12
                         ======     ======     ======     ======
Total return(2)           11.06%(3)   3.60%     19.07%     -6.42%(4)
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)    $12,226     $4,762     $3,142     $1,147
Ratio to average net
  assets of:
 Operating expenses        1.00%(3)   1.69%      1.72%      1.54%(3)
 Net investment
  income                   6.26%(3)   4.68%      4.90%      5.07%(3)
Portfolio turnover           33%(3)     27%        25%        54%

(1) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.04, $0.02, $0.02, $0.09 and $0.05, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.

                           INTERNATIONAL PORTFOLIO



                                                               Class A
                        ----------------------------------------------------------------------------------------
                                                                                                        From
                                                                                                     Inception
                                                  Year Ended November 30,                            11/1/89 to
                       -----------------------------------------------------------------------------
                          1996       1995       1994       1993       1992       1991       1990      11/30/89
                       ---------- ---------- ---------- ---------- ---------- ---------- ----------  ----------
Net asset value,
  beginning of period    $12.20      $12.63     $11.16      $8.96     $10.90     $10.27     $10.44     $10.00
Income from
  investment
  operations(5)
 Net investment
   income (loss)           0.04(1)     0.03(1)    (0.01)       --       0.11       0.15       0.15(6)    0.02(6)
 Net realized and
   unrealized gain
   (loss)                  2.28        0.42       1.48       2.20      (1.10)      0.69      (0.22)      0.42
                         ------    --------   --------    -------    -------    -------    -------     ------
  Total from
    investment
    operations             2.32        0.45       1.47       2.20      (0.99)      0.84      (0.07)      0.44
                         ------    --------   --------    -------    -------    -------    -------     ------
Less distributions
 Dividends from net
   investment income         --          --         --         --      (0.12)     (0.21)     (0.10)        --
 Dividends from net
   realized gains         (0.04)      (0.88)        --         --      (0.64)        --         --         --
 Distribution in
   excess of
   accumulated net
   investment income         --          --         --         --      (0.19)        --         --         --
                         ------    --------   --------    -------    -------    -------    -------     ------
  Total distributions     (0.04)      (0.88)        --         --      (0.95)     (0.21)     (0.10)        --
                         ------    --------   --------    -------    -------    -------    -------     ------
Change in net asset
 value                     2.28       (0.43)      1.47       2.20      (1.94)      0.63      (0.17)      0.44
                         ======    ========   ========    =======    =======    =======    =======     ======
Net asset value, end
 of period               $14.48      $12.20     $12.63     $11.16      $8.96     $10.90     $10.27     $10.44
                         ======    ========   ========    =======    =======    =======    =======     ======
Total return(2)           19.03%       4.12%     13.17%     24.55%     -9.91%      8.26%     -0.75%     53.53%(3)
Ratios/supplemental data:
Net assets, end of
 period (thousands)      $135,524  $129,352   $167,918    $91,196    $26,188    $21,427    $16,583     $1,593
Ratio to average net
 assets of:
 Operating expenses        1.57%       1.70%      1.47%      1.78%      1.97%      2.09%      1.50%      1.50%(3)
 Net investment
 income  (loss)            0.33%       0.23%      0.20%     (0.04)%     0.85%      1.29%      1.48%      3.24%(3)
Portfolio turnover          151%        236%       186%       191%        82%       128%        99%        --
Average commission
 rate paid(7)            $0.0205        N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                    Class B
                        --------------------------------
                                                From
                            Year Ended        Inception
                           November 30,      7/15/94 to
                       ---------------------
                          1996       1995     11/30/94
                       ---------- ----------  ----------
Net asset value,
  beginning of period    $12.07     $12.60     $12.80
Income from
  investment
  operations(5)
 Net investment
   income (loss)          (0.05)(1)  (0.07)(1)  (0.01)
 Net realized and
   unrealized gain
   (loss)                  2.24       0.42      (0.19)
                         ------     ------     ------
  Total from
    investment
    operations             2.19       0.35      (0.20)
                         ------     ------     ------
Less distributions
 Dividends from net
   investment income         --         --         --
 Dividends from net
   realized gains         (0.04)     (0.88)        --
 Distribution in
   excess of
   accumulated net
   investment income         --         --         --
                         ------     ------     ------
  Total distributions     (0.04)     (0.88)        --
                         ------     ------     ------
Change in net asset
 value                     2.15      (0.53)     (0.20)
                         ======     ======     ======
Net asset value, end
 of period               $14.22     $12.07     $12.60
                         ======     ======     ======
Total return(2)           18.16%      3.28%     -1.56%(4)
Ratios/supplemental data:
Net assets, end of
 period (thousands)      $6,955     $3,261     $1,991
Ratio to average net
 assets of:
 Operating expenses        2.31%      2.50%      1.93%(3)
 Net investment
 income  (loss)           (0.39)%    (0.61)%     0.36%(3)
Portfolio turnover          151%       236%       186%
Average commission
 rate paid(7)            $0.0205       N/A        N/A

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) Net of reimbursement by Investment Adviser of $0.06 and $3.54, respectively.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                              MID CAP PORTFOLIO

                                                               Class A
                        ----------------------------------------------------------------------------------------
                                                                                                        From
                                                                                                     Inception
                                                  Year Ended November 30,                            11/1/89 to
                       -----------------------------------------------------------------------------
                          1996       1995       1994       1993       1992       1991       1990      11/30/89
                       ---------- ---------- ---------- ---------- ---------- ---------- ----------  ----------
Net asset value,
  beginning of period     $22.03     $18.03     $18.70     $17.95     $16.61     $11.95     $10.29     $10.00
Income from
  investment
  operations(5)
 Net investment
   income (loss)           (0.03)(1)     0.05(1)     0.11     0.11      0.15       0.19       0.18(6)    0.03(6)
 Net realized and
   unrealized gain          2.53       4.74       0.10       1.44       2.41       4.64       1.59       0.26
                          ------     ------     ------     ------     ------     ------     ------     ------
 Total from
   investment
   operations               2.50       4.79       0.21       1.55       2.56       4.83       1.77       0.29
                          ------     ------     ------     ------     ------     ------     ------     ------
Less distributions
 Dividends from net
   investment income          --      (0.06)     (0.10)     (0.13)     (0.21)     (0.17)     (0.11)        --
 Dividends from net
   realized gains          (2.88)     (0.73)     (0.78)     (0.67)     (1.01)        --         --         --
                          ------     ------     ------     ------     ------     ------     ------     ------
 Total distributions       (2.88)     (0.79)     (0.88)     (0.80)     (1.22)     (0.17)     (0.11)        --
                          ------     ------     ------     ------     ------     ------     ------     ------
Change in net asset
 value                     (0.38)      4.00      (0.67)      0.75       1.34       4.66       1.66       0.29
                          ------     ------     ------     ------     ------     ------     ------     ------
Net asset value, end
 of period                $21.65     $22.03     $18.03     $18.70     $17.95     $16.61     $11.95     $10.29
                          ======     ======     ======     ======     ======     ======     ======     ======
Total return(2)            13.52%     27.87%      1.03%      8.94%     16.44%     40.78%     17.26%     35.28%(3)
Ratios/supplemental
 data:
Net assets, end of
 period (thousands)     $451,474   $487,674   $419,760   $426,027   $234,472   $119,870    $15,840     $1,568
Ratio to average net
 assets of:
 Operating expenses         1.35%      1.42%      1.36%      1.34%      1.40%      1.24%      1.50%      1.50%(3)
 Net investment
 income  (loss)            (0.17)%     0.28%      0.59%      0.64%      0.93%      1.94%      2.22%      4.68%(3)
Portfolio turnover           242%       218%       227%       174%       287%       458%       454%         5%(3)
Average commission
 rate paid(7)           $ 0.0504        N/A        N/A        N/A        N/A        N/A        N/A        N/A


                                    Class B
                        --------------------------------
                                                From
                        Year Ended November   Inception
                                30,          7/18/94 to
                       ---------------------
                          1996       1995     11/30/94
                       ---------- ----------  ----------
Net asset value,
  beginning of period    $21.85     $17.97     $17.68
Income from
  investment
  operations(5)
 Net investment
   income (loss)          (0.18)(1)   (0.12)(1)  (0.01)
 Net realized and
   unrealized gain         2.51       4.75       0.30
                         ------     ------     ------
 Total from
   investment
   operations              2.33       4.63       0.29
                         ------     ------     ------
Less distributions
 Dividends from net
   investment income         --      (0.02)        --
 Dividends from net
   realized gains         (2.88)     (0.73)        --
                         ------     ------     ------
 Total distributions      (2.88)     (0.75)        --
                         ------     ------     ------
Change in net asset
 value                    (0.55)      3.88       0.29
                         ------     ------     ------
Net asset value, end
 of period               $21.30     $21.85     $17.97
                         ======     ======     ======
Total return(2)           12.75%     26.92%      1.64%(4)
Ratios/supplemental
 data:
Net assets, end of
 period (thousands)     $17,599    $10,908     $1,519
Ratio to average net
 assets of:
 Operating expenses        2.11%      2.18%      2.05%(3)
 Net investment
 income  (loss)           (0.92)%    (0.58)%    (0.23)%(3)
Portfolio turnover          242%       218%       227%
Average commission
 rate paid(7)           $0.0504        N/A        N/A

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) Includes reimbursement by Investment Adviser of $0.01 and $0.23, respectively.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                       REAL ESTATE SECURITIES PORTFOLIO

                                                        Class A                             Class B
                                           ---------------------------------- -----------------------------------
                                            Year Ended                          Year Ended
                                           November 30,     From Inception     November 30,     From Inception
                                               1996       3/1/95 to 11/30/95       1996       3/1/95 to 11/30/95
                                          --------------  ------------------- -------------- --------------------
Net asset value, beginning of period           $10.72            $10.00           $10.68            $10.00
Income from investment operations
 Net investment income                           0.53(1)           0.43(1)(5)       0.46(1)           0.36(1)(5)
 Net realized and unrealized gain                2.50              0.55             2.47              0.56
                                               ------            ------           ------            ------
  Total from investment operations               3.03              0.98             2.93              0.92
                                               ------            ------           ------            ------
Less distributions
 Dividends from net investment income           (0.59)            (0.26)           (0.49)            (0.24)
                                               ------            ------           ------            ------
 Dividends from net realized gains              (0.02)               --            (0.02)               --
  Total distributions                           (0.61)            (0.26)           (0.51)            (0.24)
                                               ------            ------           ------            ------
Change in net asset value                        2.42              0.72             2.42              0.68
                                               ------            ------           ------            ------
Net asset value, end of period                 $13.14            $10.72           $13.10            $10.68
                                               ======            ======           ======            ======
Total return(2)                                 29.20%             9.87%(4)        28.25%             9.21%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)         $22,872           $13,842          $ 8,259            $2,239
Ratio to average net assets of:
 Operating expenses                              1.30%             1.30%(3)         2.05%             2.05%(3)
 Net investment income                           4.55%             5.79%(3)         3.95%             5.03%(3)
Portfolio turnover                                 24%                9%(4)           24%                9%(4)
Average commission rate paid(6)               $0.0478               N/A          $0.0478               N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.12, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                       EMERGING MARKETS BOND PORTFOLIO



                                                        Class A                             Class B
                                           ---------------------------------- -----------------------------------
                                            Year Ended                          Year Ended
                                           November 30,     From Inception     November 30,     From Inception
                                               1996       9/5/95 to 11/30/95       1996       9/5/95 to 11/30/95
                                          --------------  ------------------- -------------- --------------------
Net asset value, beginning of period          $ 10.18           $ 10.00           $10.18            $10.00
Income from investment operations
 Net investment income                           1.26(1)           0.25(1)(5)       1.19(1)           0.22(1)(5)
 Net realized and unrealized gain                4.56              0.18             4.53              0.20
                                              -------           -------           ------            ------
  Total from investment operations               5.82              0.43             5.72              0.42
                                              -------           -------           ------            ------
Less distributions
 Dividends from net investment income           (1.20)            (0.25)           (1.12)            (0.24)
                                              -------           -------           ------            ------
  Total distributions                           (1.20)            (0.25)           (1.12)            (0.24)
                                              -------           -------           ------            ------
Change in net asset value                        4.62              0.18             4.60              0.18
                                              -------           -------           ------            ------
Net asset value, end of period                $ 14.80           $ 10.18           $14.78            $10.18
                                              =======           =======           ======            ======
Total return(2)                                 60.18%             4.40%(4)        58.94%             4.22%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)         $29,661           $12,149            $9,713             $  596
Ratio to average net assets of:
 Operating expenses                              1.50%             1.50%(3)         2.25%             2.25%(3)
 Net investment income                          10.41%            10.48%(3)         9.79%            10.29%(3)
Portfolio turnover                                378%               38%(4)          378%               38%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares of each Portfolio in accordance with formulas specified by the Securities and Exchange Commission, are based on historical earnings and are not intended to indicate future performance.


     The yield of each Portfolio will be computed by dividing the Portfolio's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve- month period to derive the Portfolio's yield.


     The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt.


     Standardized quotations of average annual total return for Class A and Class B Shares of each Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares of each Portfolio over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses of such Portfolio (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees, and certain incrementally lower expenses paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time, publish material citing historical volatility for shares of the Fund.



     The Fund may from time to time include advertisements containing total return and the ranking of these performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Personal Investor and Realty Stock Review. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500, S&P 400, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Lehman Brothers Corporate Index, Lehman Brothers T-Bond Index, Lehman Brothers Municipal Bond Index, J.P. Morgan Emerging Markets Bond Index, Russell 2000, Wilshire Real Estate Securities Index, NAREIT Combined Index, NAREIT Equity Index, NCREIF Property Index and the National Real Estate Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System. The NCREIF Index is produced by the National Council of Real Estate Investment Fiduciaries (NCREIF) and measures the historical performance of income-producing properties owned by commingled funds on behalf of qualified pension and profit-sharing trusts, or owned directly by these trusts and managed on a separate account basis. Properties in the NCREIF Index are unleveraged and the figures represent gross returns before management fees. The National Real Estate Index is published by Ernst & Young and Liquidity Fund. The National Real Estate Index is a transaction-based data service that reports property prices, rental rates and capitalization rates in the largest real estate markets in the United States. The NAREIT Combined Index and NAREIT Equity Index are published by the National Association of Real Estate Investment Trusts (NAREIT). The NAREIT Combined Index is comprised of all publicly-traded equity, mortgage or hybrid REITs. The NAREIT Equity Index is comprised of all publicly-traded Equity REITs. The Wilshire Securities Index measures the investment characteristics of publicly traded real estate securities such as REITs, real estate operating companies and partnerships.


     Advertisements, sales literature and other communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time, the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance, including, but not limited to: the Standard & Poor's 500 Index (the "S&P 500"), S&P 400, Dow Jones

Industrial Average, NAREIT Equity Index, Europe Australia Far East Index (EAFE), Lehman Brothers Municipal Bond Index, J. P. Morgan Emerging Markets Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


     Performance information for a Portfolio reflects only the performance of a hypothetical investment in Class A or Class B Shares of that Portfolio during the particular time period in which the calculations are based. Performance information should be considered in light of a particular Portfolio's investment objectives and policies, characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Portfolio, see the Statement of Additional Information.


     The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Portfolio and a comparison of that performance to a securities market index.

                             INVESTMENT OBJECTIVES
                                 AND POLICIES

     Each Portfolio has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the five Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The investment objective of each Portfolio is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Portfolio. Except as noted below, a Portfolio's investment policies are not deemed to be fundamental and, therefore, may be changed without shareholder approval. Since certain risks are inherent in the ownership of any security, there can be no assurance that a Portfolio will achieve its investment objective.

Tax-Exempt Bond Portfolio

     The investment objective of the Bond Portfolio is the production of as high a level of current income exempt from federal income taxation as is consistent with preservation of capital.


     The Bond Portfolio will attempt to achieve its objective by investing at least 80% of its net assets in municipal securities, the income of which is fully exempt from federal income taxation. As used in this Prospectus, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation. In addition, municipal securities include certain types of industrial development bonds which have been or may be issued by or on behalf of public authorities to finance privately operated facilities. As used herein, the term "bonds" generally refers to municipal bonds and industrial development bonds as described above.


     The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations which were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income of which remains fully exempt from federal income taxation, (2) qualified "private activity" industrial development bonds, the income of which, while exempt from federal income taxation under section 103 of the Internal Revenue Code, is included in the calculation of the federal alternative minimum tax, and (3) "private activity" (private purpose) bonds, the income of which is not exempt from federal income taxation. Under normal market conditions, and as a matter of fundamental policy, the Bond Portfolio will invest at least 65% of its total assets in municipal bonds, the income of which is fully exempt from federal income taxation, and at least 80% of its net assets in municipal bonds and other municipal securities, the income of which is fully exempt from federal income taxation. The Bond Portfolio will not invest in "private activity" (private purpose) bonds, but may invest up to 20% of its net assets in qualified "private activity" industrial development bonds and taxable fixed income obligations.


     The Bond Portfolio invests in municipal securities only if, at the date of the investment, they are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PIC to be of equivalent quality to municipal securities so rated. (See the Appendix for a description of these ratings.) Purchasing unrated municipal securities, which may be less liquid than comparable rated municipal securities, may involve somewhat greater risk and consequently the Bond Portfolio may not invest more than 20% of its total assets in unrated municipal securities. The Bond Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Risk Considerations" below and "Investment Techniques and Related Risks".


     Up to 20% of the Bond Portfolio's assets under normal conditions, and up to 100% of its assets for temporary defensive purposes, may be invested in the following types of taxable fixed income obligations: (1) obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities; (2) corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by S&P; (3) commercial paper which at the date of the investment is rated P-1 by Moody's or A-1 by S&P or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P; (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and (5) repurchase agreements with respect to any of the foregoing obligations with commercial banks, brokers and dealers considered by the Trust to be credit-worthy. Under normal conditions, however, at least 80% of the net assets of the Bond Portfolio will be invested in municipal securities, the income of which is fully exempt from federal income taxation.

     Yields on municipal securities vary depending on a number of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. Normally, increases in interest rates cause a decrease in the market value of interest-bearing securities and decreases in rates cause an increase in such market value. Although subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors, municipal securities with longer maturities generally produce higher current yields than municipal securities with shorter maturities. Lower-rated municipal securities generally produce higher yields than higher-rated municipal securities since the ability of the issuer of a lower-rated municipal security to pay interest and principal is perceived as entailing a greater degree of risk and therefore must reflect a commensurately greater return. Maturities and ratings, as well as market conditions, are given due weight by PIC in determining whether, in its judgment, particular municipal securities will provide a high level of current income and/or potential for capital appreciation.

Tax-Free versus Taxable Yield

     Before investing in the Bond Portfolio, an investor may want to determine which investment--tax free or taxable--will provide a higher after-tax return. First determine the taxable equivalent yield by simply dividing the yield from the tax-free investment by [1 minus your marginal tax rate]. For example, if your marginal tax rate is 28% and you want to know what a taxable investment would have to yield to equal a 7% tax-free investment, the computation would be:
7% / (1--.28 tax rate), or 7% / .72 = 9.72% Taxable Yield.



     In this example, an investor's after-tax yield will be higher from the 7% tax-free investment if taxable yields are below 9.72%, and, conversely, an investor will get a higher yield from the taxable investment when taxable rates exceed this figure. (The foregoing analysis assumes that the investor is not subject to the alternative minimum tax).


Risk Considerations

     The risk inherent in investing in the Bond Portfolio is that risk common to any security, that the value of its shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by the Portfolio. However, municipal securities rated in the lowest investment grade category (BBB by Standard & Poor's or Baa by Moody's) and unrated municipal securities of equivalent quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to make principal and interest payments. In addition, the Fund does not have a policy requiring the sale of a municipal security whose rating drops below investment grade.


     The Bond Portfolio's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held by the Portfolio. A moratorium, default or other nonpayment of interest or principal when due on any municipal security could, in addition to affecting the market value and liquidity of that particular security, affect the market value and liquidity of other municipal securities held by the Portfolio. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio. Accordingly, while the Portfolio may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market, such as "public purpose" bonds issued for like public purposes, it will attempt to minimize risk by diversifying its investments broadly, by investing no more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government) and by investing no more than 25% of its total assets in the municipal securities issued by any one state or territory. Each political subdivision, agency or instrumentality and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining the diversification of the Portfolio.


Mid Cap Portfolio

     The Mid Cap Portfolio's investment objective is to seek long-term appreciation of capital. Since income is not an objective, any income generated by the investment of the Portfolio's assets will be incidental to its objective.



     Under normal circumstances, at least 65% of the total assets of the Mid Cap Portfolio will be invested in the common stock of medium capitalization companies considered by PIC to have appreciation potential. The Mid Cap Portfolio defines mid-cap companies as companies with individual market capitalization at the time of acquisition that place them in the mid-range of market capitalization of companies as measured by the Wilshire 5,000 Index or a comparable index or indicies selected by PIC. Up to one third of the assets of the Mid Cap Portfolio may be invested in foreign securities. See "International Portfolio" and "Risk Considerations" below for relevant information about investing in foreign securities. Unlike the International Portfolio, whose assets will be invested for a combination of growth and income, the Mid Cap Portfolio will invest in foreign securities with the objective of capital appreciation.


     Since no one class or type of security at all times necessarily affords the greatest promise for capital appreciation, the Mid Cap Portfolio may invest any amount or proportion of its assets in any class or type of security as described in this prospectus and believed by the Adviser to offer potential for capital appreciation over both the intermediate and the long term.

Normally its investments will consist largely of common stocks. However, the Mid Cap Portfolio may also invest in preferred stocks, bonds, convertible preferred stocks and convertible debentures if, in the judgment of PIC, such investment will further its investment objective. The Portfolio may invest up to 10% of its total assets in bonds considered to be less than investment grade (such bonds are commonly referred to as "junk bonds") but which are not in default at the time of investment, and rated C by Moody's (or CC by Standard & Poor's) or higher (see Appendix), which may subject the Portfolio to risks attendant to such bonds. The Mid Cap Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Investment Techniques and Related Risks". Each security held in the Portfolio will be continuously monitored to ascertain whether it continues to contribute to the attainment of the Portfolio's basic investment objective of long-term appreciation of capital.

     While PIC intends that, under normal conditions, the Portfolio will invest at least 65% of its total assets in the common stock of companies with appreciation potential, for temporary defensive purposes (as when market conditions for growth stocks are adverse), other types of investments that appear advantageous on the basis of combined considerations of risk and the protection of capital values may be made in fixed income securities with or without warrants or conversion features. In an effort to protect its assets against major market declines and for other temporary defensive purposes, the Mid Cap Portfolio may actively pursue a policy whereby it will retain cash or invest part or all of its assets in cash equivalents.


     Diversification is an important consideration in selecting the Mid Cap Portfolio's investments, and the Portfolio will comply with the diversification requirements of the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code of 1986. See "Investment Restrictions". Thus the Portfolio's assets will be invested so that no more than 5% of the value of its total assets will be in the securities of any one issuer, other than the U.S. Government and, under certain circumstances, foreign governments (see the Statement of Additional Information), and the amount invested will not represent more than 10% of the issuer's outstanding voting securities. Within these limitations, however, greater emphasis will be placed upon careful selection of securities believed to have good potential for appreciation than upon wide diversification.


Risk Considerations

     Investments in common stocks for capital appreciation are subject to the risks of changing economic and market conditions which may affect the profitability and financial condition of the companies in whose securities the Portfolio is invested and PIC's ability to anticipate those changes.


     Since investments normally will consist primarily of mid-cap securities considered to have appreciation potential, the assets of the Mid Cap Portfolio may be considered to be subject to greater risks than would be involved if the Portfolio invested in a broader range of securities which do not have such potential.



     Since the Portfolio may invest up to 10% of its total assets in bonds considered to be less than investment grade, commonly referred to as "junk bonds", the Portfolio may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. Bond prices fluctuate inversely to interest rates. Generally, when interest rates rise, it may be expected that the value of bonds may decrease. In addition, to the extent that the Portfolio holds any such bonds, it may be negatively affected by adverse economic developments, increased volatility or a lack of liquidity. See the Statement of Additional Information.



     As set forth above, the Mid Cap Portfolio may invest up to one third of its assets in foreign securities. Investing in foreign securities involves different risks from those involved in investing in securities of U.S. issuers. See "International Portfolio--Risk Considerations" below.


International Portfolio

     The International Portfolio seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. See "Investment Techniques and Related Risks". Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.


     There is no limitation on the percentage or amount of the International Portfolio's assets which may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the International Portfolio will be invested for capital growth or income, PIC will analyze the international equity and fixed income markets and seek to assess the degree of risk and level of return that can be expected from each market. The International Portfolio will invest primarily in non-United States issuers, and under normal circumstances more than 80% of the International Portfolio's total assets will be invested in non-United States issuers located in not less than three foreign countries.


     In pursuing its objective, the International Portfolio will invest primarily in common stocks of established non-United States companies believed to have potential for capital growth, income or both. However, there is no requirement that the International Portfolio invest exclusively in common stocks or other equity securities. The International Portfolio may invest in any other type of security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. The Portfolio may invest up to 20% of its total assets in high yield high risk fixed income bonds (commonly referred to as "junk bonds") which are not in default at the time of investment. Lower rated and non-rated convertible securities are predominantly speculative with respect to the issuer's capacity to repay principal and pay interest. Investment in lower rated and non-rated convertible fixed- income securities normally involves a greater degree of market and credit risk than does investment in securities having higher ratings. The price of these fixed income securities will generally move in inverse proportion to interest rates. In addition, non-rated securities are often less marketable than rated securities. To the extent that the Portfolio holds any lower rated or non-rated securities, it may be negatively affected by adverse economic developments, increased volatility and lack of liquidity. Such bonds may subject the Portfolio to risks attendant to such bonds. When PIC believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Portfolio may substantially increase its holdings in debt securities. The International Portfolio may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The International Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. The International Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Investment Techniques and Related Risks."

     The International Portfolio may invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). In certain countries, investments may only be made by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Shareholders should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.


     The International Portfolio makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the International Portfolio's investments. The International Portfolio may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of PIC poses no unique investment risk. The International Portfolio may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the International Portfolio may, for temporary defensive purposes, invest all or a major portion of its assets in U.S. government obligations or securities of companies incorporated in and having their principal activities in the United States. The International Portfolio may also invest its reserves in domestic short-term money-market instruments as described above.


     In determining the appropriate distribution of investments among various countries and geographic regions, PIC ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.


     Shareholders should be aware that the International Portfolio may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. PIC believes that these characteristics can be expected to continue in the future.


     Generally, the Portfolio will not trade in securities for short- term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

Risk Considerations

     There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.



     Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Portfolio's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than that in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.


     There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the International Portfolio in some foreign countries. The International Portfolio is not aware of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described, although this could change at any time.


     Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Portfolio's investments in such countries and the availability of additional investments in such countries.


     For many foreign securities, there are U.S. dollar- denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, the International Portfolio may also invest in ADRs which are not sponsored by domestic banks; these present the risks of foreign investments noted above. The International Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


     The dividends and interest payable on certain of the International Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the International Portfolio's shareholders. Investors should understand that the expense ratio of the International Portfolio can be expected to be higher than those of investment companies investing in domestic securities since the costs of operation are higher. There can be no assurance that the International Portfolio's investment policy will be successful or that its investment objective will be attained.



     Since the International Portfolio may invest up to 20% of its total assets in bonds considered to be less than investment grade, commonly referred to as "junk bonds", it may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. Bond prices fluctuate inversely to interest rates. Generally, when interest rates rise, it may be expected that the value of bonds may decrease. In addition, to the extent that the Portfolio holds any such bonds, it may be negatively affected by adverse economic developments, increased volatility or a lack of liquidity. See the Statement of Additional Information.


Emerging Markets Bond Portfolio

     The Emerging Markets Portfolio has a primary investment objective of high current income and a secondary objective of long term capital appreciation. In seeking high current income and, secondarily, long-term capital appreciation, the Emerging Markets Portfolio normally invests at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or the return from which is derived principally from emerging markets. The Adviser considers "emerging markets" to be any country that is defined as an emerging or developing economy by an International Bank for Reconstruction and Development (i.e., the World
Bank), the International Finance Corporation or the United Nations or its authorities.



     Although the Portfolio may invest in any emerging market, the Adviser may weight its investments toward countries in a region such as Latin America. In addition to Latin America, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily former Soviet Union countries and Eastern Europe. The Portfolio will deem an issuer to be located in an emerging market if:



   [bullet] the issuer is organized under the laws of an emerging market country;


   [bullet] the issuer's principal securities trading market is in an emerging market country; or


   [bullet] at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years has been derived from emerging market country activities.


     Under normal conditions at least 50% of the Portfolio's assets will be invested in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets (including participations in and assignments of portions of loans between governments and financial institutions); government-owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by organizations such as the Asian Development Bank and the Inter-American Development Bank.



     The Portfolio may also purchase debt securities issued by commercial banks and companies in emerging markets. Debt instruments held by the Portfolio may be fixed or floating rate issues and may take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests. The Portfolio may purchase "Brady Bonds," which are debt securities issued under the Brady Plan to enable debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collaterized by zero coupon U.S. Treasury bonds. To reduce currency risk, the Portfolio will invest at least 65% of its assets in U.S. dollar-denominated debt securities.

     While the Portfolio is not "diversified," it will invest in a minimum of three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.

     The Portfolio will be investing predominantly in debt securities that are rated below investment grade, or unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repayment of principal and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Portfolio may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. A large portion of the Portfolio's bond holdings may trade at substantial discounts from face value.



     Under normal conditions, the Portfolio may invest up to 35% of its total assets in securities other than emerging markets debt obligations such as debt securities and money market instruments issued by corporations and governments based in developed markets. However, for temporary defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities.


     The Portfolio may invest up to 10% of its total assets in shares of closed-end investment companies that invest primarily in emerging market debt securities and to the extent that it does so, shareholders will incur certain duplicative fees and expenses, including investment advisory fees. See International Portfolio.

Risk Considerations

     The risks of investing in foreign countries and companies is outlined in detail in the International Portfolio "Risk Considerations" section above. The risks outlined are greater with respect to emerging markets securities than they are with respect to developed countries securities.


     The Portfolio may invest up to 35% of its assets in securities denominated in currencies of foreign countries. Accordingly, changes in the value of these currencies will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies. Some foreign countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Portfolio's emerging market currency risk through hedging. Any devaluations in the currencies in which the Portfolio's securities are denominated may decrease the Portfolio's net asset value.


     Certain emerging markets may require governmental approval for the release of investment income, capital or the proceeds of sales of securities to foreign investors such as the Portfolio. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on the release of foreign capital. Such delays could impact the Portfolio's performance as could any restrictions on investments.


     Throughout the last decade many emerging markets have experienced high rates of inflation, creating a negative interest rate environment and devaluing outstanding financial assets. Increases in inflation could have an adverse effect on the Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.


     The Portfolio may invest in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial problems that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these securities especially in a market characterized by limited trading. Perceived credit quality can change suddenly and unexpectedly, and may not fully reflect the actual risk posed nor do credit ratings assigned to lower rated securities necessarily accurately reflect the true risks of investment. Lower rated securities are also subject to risks associated with payment expectations and are subject to the impact of new and proposed laws.


     Investment in foreign debt can involve a high degree of risk. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected. Securities traded in emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of sufficient capital to expand business operations. Additionally, certain countries may own property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments would not be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of these countries, may adversely affect existing investment opportunities.

Real Estate Portfolio

     The Real Estate Portfolio seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. Under normal circumstances, the Portfolio intends to invest at least 75% of the value of its assets in these securities.


     The Portfolio's investment objective is a fundamental policy which may not be changed without shareholder approval. Policies and limitations are considered at the time of purchase and the sale of instruments is not required in the event of a change in circumstances. There can be no assurance that the Portfolio will achieve its objective.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Portfolio intends to emphasize investment in equity REITs.


     In determining whether an issuer is "principally engaged" in the real estate industry, PRS seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Portfolio will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.


     The Portfolio may also invest up to 25% of its total assets in (a) marketable debt securities of companies principally engaged in the real estate industry, (b) mortgage-backed securities such as mortgage pass- through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") (see "Investment Techniques and Related Risks"); or (c) short-term investments.


     The Portfolio invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PRS to be of equivalent quality to debt securities so rated. (See Appendix for a description of these ratings.) Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations than is the case for higher grade securities. The Portfolio may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.


     For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse such that PRS believes there are extraordinary risks associated with investment therein), the Portfolio may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated, at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by PRS or ABKB at the time of purchase; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.

Risk Considerations

     The Real Estate Portfolio is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Portfolio is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.


     Although the Real Estate Portfolio does not invest directly in real estate, it does invest primarily in real estate securities and accordingly concentrates its investment in the real estate industry. Accordingly, the value of shares of the Real Estate Portfolio will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and, changes in interest rates. The Real Estate Portfolio may also invest in mortgage-backed securities as described above. The risks associated with such securities are described in the section "Mortgage-Backed Securities."

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. As the Portfolio may invest in new or unseasoned REIT issuers, it may be difficult or impossible for PRS or ABKB to necessarily ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio itself.


     REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REITs' investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.



     In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.


                             INVESTMENT TECHNIQUES
                               AND RELATED RISKS

     In addition to the investment policies described above, the Fund may utilize the following investment practices or techniques.


     Securities and Index Options. All Portfolios (other than the Real Estate Portfolio) may enter into option transactions. These instruments are referred to as "derivatives" as their value is derived from the value of any underlying security or securities index. Securities and index options and the related risks are summarized below and are described in more detail in the Statement of Additional Information.


     Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

     A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.



     The Mid Cap, Bond, International and Emerging Markets Portfolios may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices, and in addition, in the case of the Mid Cap, International and Emerging Markets Portfolios, on foreign currencies. These Portfolios, may write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Portfolio utilizing this investment technique will own the underlying securities or other securities that are acceptable for a segregated account at all times during the option period. Segregated accounts will contain any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for a segregated account. No Portfolio utilizing this investment technique may write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.



     A Portfolio utilizing this investment technique will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.


     During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Portfolio's ability to close out options it has written.


     During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.



     Purchasing Call and Put Options, Warrants and Stock Rights. The Bond Portfolio may invest up to 5% of its total assets in exchange-traded call and put options on securities and, if appropriate, securities indices. The Mid Cap, International and Emerging Markets Portfolios each may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options by any Portfolio may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. A Portfolio utilizing this investment technique will invest in call and put options whenever, in the opinion of the Adviser, a hedging transaction is consistent with the investment objectives of a Portfolio. A Portfolio utilizing this investment technique may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that a Portfolio may lose the premium it paid plus transaction costs.


     Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The Mid Cap, International and Emerging Markets Portfolios may each invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange. The Bond Portfolio will not invest in warrants and stock rights except where they are acquired in units or attached to other securities.



     Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by PIC and verified in appropriate cases.


     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Mid Cap, International or Emerging Markets Portfolios may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which such Portfolio originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.



     The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Portfolio. A brief description of these procedures and related limitations appears under "Investment Objectives and Policies--Over- the-Counter Options" in the Statement of Additional Information.



     Financial Futures and Related Options. The Bond, Mid Cap, International and Emerging Markets Portfolios may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of their portfolio securities or securities which they intend to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.



     Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions". A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.



     The Bond, Mid Cap, International and Emerging Markets Portfolios may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts. The Mid Cap, International and Emerging Markets Portfolios may enter into financial futures contracts on foreign currencies.


     The Bond, Mid Cap, International and Emerging Markets Portfolios will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Portfolios will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of all segregated account assets committed with respect to the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Portfolio may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.



     Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that PIC could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case a Portfolio's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because the Portfolio may be unable to close its position. The risk in purchasing an option on a financial futures contract is that a Portfolio will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to a Portfolio while the purchase or sale of the contract would not have resulted in a loss.


     Repurchase Agreements. Portfolios may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of a Portfolio's total assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days and in all other illiquid securities. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by a Portfolio will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Fund's custodian bank until repurchased. Investors in the Bond Portfolio should be aware that investments in repurchase agreements do not generate income exempt from federal income taxation.


     The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy.



     Lending Portfolio Securities. In order to increase the return on its investment, the Bond, Mid Cap, International and Emerging Markets Portfolios may each lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by PIC to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially. See the Statement of Additional Information.



     Variable and Floating Rate Securities. The Bond Portfolio may invest in municipal securities which bear rates of interest that are adjusted periodically according to a formula intended to minimize fluctuations in the values of the instruments. These municipal securities are referred to as variable or floating rate instruments. See the Statement of Additional Information.


     When-Issued Securities. The Bond and Emerging Markets Portfolios may commit to purchase new issues of securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the commitment to purchase date. During the period between purchase and settlement, the Portfolio does not earn interest. Upon settlement, the security's market value may be more or less than the purchase price.



     Foreign Currency Transactions. The value of the assets of the Mid Cap, International and Emerging Markets Portfolios as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. Each Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Portfolio's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.



     When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Portfolio is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Portfolio utilizing this investment technique may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


     When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.


     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio utilizing this investment technique to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.


     If the Portfolio utilizing this investment technique retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


     Mortgage-Backed Securities. The Real Estate Portfolio may also invest up to 25% of its total assets in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are derivative securities or "derivatives" and are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), the Federal National Mortgage Association, or Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.


     The Portfolio may also invest in pass through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

     The Portfolio may purchase pass-through securities at a premium or at a discount. The values of pass-through securities in which the Portfolio may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Portfolio's net asset value.



     A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates, or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but are usually lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment.


     Brady Bonds. The Emerging Markets Portfolio may invest in Brady Bonds, which are securities created through the exchange of commercial bank loans to public and private entities in emerging markets for new bonds under a debt restructuring plan (the "Brady Plan".) Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Brazil, Dominican Republic, Costa Rica, Argentina, Nigeria and the Philippines, among other countries.

     The interest and repayment of principal of Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated collateralized Brady Bonds, which may be fixed- or floating-rate bonds, are generally, but may not be, collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.


     In light of the uncollateralized component of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be speculative.


     Loan Participations and Assignments. The Emerging Markets Portfolio may also invest in fixed- or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.


     When investing in a loan participation, the Portfolio will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Portfolio will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Portfolio assumes credit risk with respect to both the borrower and the lender.


     When the Portfolio purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Portfolio's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

                            INVESTMENT RESTRICTIONS


     The investment restrictions to which each Portfolio is subject, together with the investment objectives of the Portfolio, are fundamental policies of the Fund which may not be changed as to any Portfolio without the approval of such Portfolio's shareholders. Among the more significant restrictions, each Portfolio (other than the Real Estate Portfolio and the Emerging Markets Portfolio) may not (i) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except the U.S. Government and its agencies or instrumentalities; and, in the case of each of the Mid Cap, Emerging Markets and International Portfolios, any foreign government, its agencies and instrumentalities) or (ii) purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer. In addition no Portfolio may (i) purchase a restricted security or a security for which market quotations are not readily available or a repurchase agreement having a maturity longer than seven days if as a result of such purchase more than 10% of the Portfolio's total assets would be invested in such securities; or (ii) borrow in excess of 10% of the market or other fair value of its total assets or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets (any borrowings are to be from banks and undertaken only as a temporary measure for administrative purposes).


     The Bond Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding. No such restriction exists with respect to the other Portfolios. Any investment gains made with monies borrowed in excess of interest paid will cause the net asset value of the Portfolio's shares to rise faster than would otherwise be the case. On the other hand, the risk of leveraging is that if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Portfolio, the net asset value of the Portfolio will decrease faster than would otherwise be the case.



     Within certain limitations (see the Statement of Additional Information) each Portfolio may invest up to 10% of its total assets in shares of other investment companies provided that immediately after any such investment not more than 3% of the voting stock of another investment company would be owned by the Portfolio. As a shareholder in another investment company a Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the advisory fee to the Adviser with respect to assets so invested.



     The Portfolios' investment restrictions are fully described in the Statement of Additional Information.

                              PORTFOLIO TURNOVER

     Each Portfolio pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income.



     The rate of portfolio turnover is not a limiting factor when the Adviser deems portfolio changes appropriate. Portfolio turnover rates for the fiscal years for each Portfolio are shown in the section "Financial Highlights". The portfolio turnover rate for the Mid Cap Portfolio will probably be substantially higher than that of other investment companies with similar investment objectives because of the Adviser's strict sell discipline. If a security underperforms the Adviser's expectations it is generally sold. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Portfolio and by compliance with provisions of the Code relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed.

                            MANAGEMENT OF THE FUND

     The Fund is a mutual fund known as an open-end management investment company. The Trustees of the Trust

("Trustees") are responsible for the overall supervision of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

The Advisers


     The investment adviser to the Bond, Mid Cap, International and Emerging Markets Portfolios is Phoenix Investment Counsel, Inc. (PIC), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Duff & Phelps Corporation. Prior to November 1, 1995, PIC and Equity Planning were indirect wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. In addition to the Fund, PIC also serves as investment adviser to Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (Strategic Theme Fund and Small Cap Fund) and The Phoenix Edge Series Fund (all Series other than the Real Estate Securities Series and the Aberdeen New Asia Series) and as sub-adviser to the Chubb America Fund, Inc., SunAmerica Series Trust, and JNL Trust. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1996, PIC had approximately $18.2 billion in assets under management.


     The investment adviser to the Real Estate Portfolio is Phoenix Realty Securities, Inc., which is located at 38 Prospect Street, Hartford, Connecticut 06115. PRS was formed in 1994 as an indirect subsidiary of Phoenix Home Life. As of December 31, 1996, PRS had approximately $6 billion in assets under management. ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as sub-adviser to the Real Estate Portfolio. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment adviser since 1979 and has approximately $2.2 billion under management, as of December 31, 1996.



     The investment advisers furnish investment programs for each Portfolio under their management and manage the investment and reinvestment of the assets of each Portfolio under their management subject at all times to the supervision of the Trustees. PRS and ABKB shall periodically assess the investment program of the Real Estate Portfolio and, under PRS' direction, ABKB shall effectuate investment and reinvestment decisions. The investment advisers are responsible for monitoring the services provided to the Fund. The investment advisers, at their expense, furnish to the Fund adequate office space and facilities and certain administrative services, including the services of any member of their staffs who serves as an officer of the Fund.

     The Investment Advisory Agreements have been approved by the Trustees. The Investment Advisory Agreements between the Fund and the Advisers have been approved by relevant Shareholders.



     For managing, or directing the management of the investments of the Bond, Mid Cap, International and Emerging Markets Portfolios, PIC is entitled to a fee, payable monthly, at the following annual rates:

                         1st           $1-2         $2+
   Portfolio          $1 Billion      Billion      Billion
------------------   -------------   ----------   ---------
Bond                  .45%            .40%         .35%
Mid Cap               .75%            .70%         .65%
International         .75%            .70%         .65%
Emerging Markets      .75%            .70%         .65%



     For managing, or directing the management of the investments of the Real Estate Portfolio, PRS is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For implementing portfolio transactions, and providing research and other services to the Portfolio, PRS pays a monthly subadvisory fee to ABKB from PRS' management fees at the annual rate of 0.45% of the average aggregate daily net asset values of the Portfolio up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The total advisory fee of 0.75% of the aggregate net assets of the Portfolios is greater than that for most mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Portfolios.



     For its services to the Bond, Mid Cap, International and Emerging Markets Portfolios of the Fund during the fiscal year ended November 30, 1996, PIC received a fee of $5,476,008. For the fiscal year ended November 30, 1996, PRS received a fee of $168,177.


     PRS has agreed to reimburse the Real Estate Securities Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1997 exceed 1.30% and 2.05%, respectively, of the average net assets. PIC has agreed to reimburse the Emerging Markets Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1997 exceed 1.50% and 2.25%, respectively, of the average net assets.


The Portfolio Managers

Bond Portfolio

     Mr. James D. Wehr has served as portfolio manager of the Phoenix Tax-Exempt Bond Portfolio since 1988 and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Wehr has also served as a Vice President of PIC since 1991, and as a Vice President of National Securities & Research Corporation since May 1993. Mr. Wehr became the

Portfolio Manager of Phoenix California Tax-Exempt Bond Portfolio on July 31, 1993. Until November 1995 Mr. Wehr was also Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company and held various positions with Phoenix Home Life since 1981.


Mid Cap Portfolio

     Mr. Matthew Considine has served as portfolio manager of the Mid Cap Portfolio since May 1996, and as such is primarily responsible for the day-to-day management of the Portfolio. He has been an Equity Analyst with Phoenix Investment Counsel, Inc. since April 1994. From April 1993 to January 1994, Mr. Considine was Technology Analyst with Robertson Stephens Investment Management, and from 1989 to March 1993, he was Vice President/Equity Analyst-Portfolio Manager with CIGNA Investments.

International Portfolio

     Ms. Jeanne H. Dorey and Mr. David Lui are the co-portfolio managers of the Phoenix International Portfolio and as such are primarily responsible for the day-to-day management of the portfolio. Ms. Dorey is also Co-Portfolio Manager of the International Series of The Phoenix Edge Series Fund, also advised by PIC, and of Phoenix Worldwide Opportunities Fund. Ms. Dorey has served as a Vice President of PIC since April, 1993, and as a Vice President of the Fund and Portfolio Manager of the Fund, Phoenix Worldwide Opportunities Fund and Phoenix International Series since February 1993. Since May 1993, she has also served as Vice President of National Securities & Research Corporation, an affiliate of PIC. From 1990 to 1992, Ms. Dorey was an Investment Analyst and Portfolio Manager with Pioneer Group, Inc. Mr. Lui is also Co-Portfolio Manager of Phoenix Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund. Mr. Lui previously served as Associate Portfolio Manager of such funds since June 1995. From 1993 to 1995, Mr. Lui was Vice President of Asian Equities at Alliance Capital Management and from 1990 to 1993, he was an Associate, Capital Markets, at Bankers Trust.

Emerging Markets Portfolio

     Mr. Peter S. Lannigan is the portfolio manager of the Emerging Markets Portfolio and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Lannigan served as co-manager of the portfolio from April 1995 until November 14, 1996. Presently, Mr. Lannigan is Vice President of PIC and from 1993 until November 1995 he was Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company. From 1989 to 1993, Mr. Lannigan was Associate Director of the Bond Rating Group, Standard & Poor's Corp.


Real Estate Portfolio


     Barbara Rubin, President of PRS and William K. Morrill, Jr., Managing Director of ABKB share primary responsibility for managing the assets of the Real Estate Portfolio. Barbara Rubin has over 20 years real estate experience and has been associated with Phoenix Home Life for the past 14 years. William Morrill has over 16 years of investment experience and has been a portfolio manager with ABKB since 1985.


The Financial Agent


     Equity Planning also acts as financial agent of the Fund and, as such, performs bookkeeping and pricing services and certain other administrative functions for the Fund. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of each Portfolio of the Fund, at the following incremental annual rates:


 First $100 million                .05%
 $100 million to $300 million      .04%
 $300 million to $500 million      .03%
 Greater than $500 million         .015%

(b) a minimum fee based on the predominant type of assets of each Portfolio; and
(c) an annual fee of $12,000 together with an additional $12,000 for any additional class of shares created in the future. For its services during the Fund's fiscal year ended November 30, 1996, Equity Planning received $243,021, or 0.03% of average net assets.

The Custodians and Transfer Agent

     The custodian of the assets of the Bond Portfolio, Mid Cap Portfolio, Real Estate Portfolio and Emerging Markets Portfolio is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Fund has authorized the custodians to appoint one or more subcustodians for the assets of the Fund held outside the United States. The securities and other assets of each Portfolio of the Fund are held by each Custodian or any subcustodian separate from the securities and assets of each other Portfolio.


     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $19.25 for each designated daily dividend shareholder account and $14.95 for each designated non-daily dividend shareholder account. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. Pursuant to the terms of the Sub-Advisory Agreement between PRS and ABKB, ABKB is responsible for decisions to buy and sell securities for the Real Estate Portfolio, for broker selection, and for the negotiation of brokerage commission rates under standards established and periodically reviewed by the Trustees.


                              DISTRIBUTION PLANS


     The offices of Equity Planning, the National Distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a director and officer of Equity Planning, is an officer of the Fund. Michael E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy
G. Curtiss, William E. Keen III, William R. Moyer, William J. Newman, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.



     Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank- affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Fund.


     The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.



     The Trustees adopted a distribution plan on behalf of the Class A Shares of the Bond Portfolio on February 24, 1988 and on behalf of the Class A Shares of the Mid Cap Portfolio and the International Portfolio on August 23, 1989, pursuant to Rule 12b-1 under the 1940 Act. The Trustees adopted a distribution plan on behalf of the Real Estate Portfolio on November 16, 1994 and a distribution plan for the Emerging Markets Portfolio on February 15, 1995. Each of these Class A Share Plans have been approved by the shareholders of each Portfolio and authorize the payment to Equity Planning of amounts not exceeding 0.25% annually of the average daily net assets of each respective Portfolio for each year elapsed after the inception of such Plans. Under a separate plan adopted by the Trustees (including a majority of the non- interested or independent trustees) and ratified by the initial sole shareholder of Class B Shares of each Portfolio, the Fund is authorized to pay up to 1.00% annually of the average daily net assets representing Class B Shares of each Portfolio to Equity Planning.


     Although under no contractual obligation to do so, the Fund intends to make such payments to Equity Planning (i) as commissions for shares of the Portfolios sold, all or any part of which commissions will be paid by the Equity Planning upon receipt from the Fund to others (who may be other dealers or registered representatives of Equity Planning), (ii) to enable Equity Planning to pay to such others maintenance or other fees in respect of the Portfolio shares sold by them and remaining outstanding on the Fund's books during the period in respect of which the fee is paid (the "Service Fee") and (iii) to enable Equity Planning to pay to bank affiliated securities brokers maintenance or other fees in respect of shares of the Portfolios purchased by their customers and remaining outstanding on the Fund's books during the period in respect of which the fee is paid. The portion of the above fees paid by the Fund to Equity Planning as "Service Fees" shall not exceed 0.25% annually of the average daily net assets of the class to which such fee relates. Payments, less the portion thereof paid by Equity Planning to others, may be used by Equity Planning for its expenses of distribution of shares of the Portfolios. If expenses of distribution of shares of a Portfolio or a Class of a Portfolio exceed payments and any sales charges retained by Equity Planning, the Fund is not required to reimburse Equity Planning for excess expenses.



     The Class A Share and Class B Share Rule 12b-1 plans (collectively the "Plans") each require that at least quarterly the Trustees review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Fund to the discretion of other Trustees who are not interested persons.


     In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.



     For the fiscal year ended November 30, 1996, the Fund paid $1,942,531 under the Class A Plan and $330,561 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made.



     The NASD regards certain distribution fees as asset- based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                               HOW TO BUY SHARES

     The minimum initial investment is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information). Completed application for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust, P.O. Box 8301, Boston, MA 02266-8301.


     Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.



     Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust, P.O. Box 8301, Boston, MA 02266-8301. Shares will be maintained by the Transfer Agent in book entry form. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker/dealers distributing the Fund's shares may receive different compensation for sales of Class A and Class B Shares.


     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Under certain circumstances, shares of the Fund or shares of any other Phoenix Fund, may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.


Alternative Sales Arrangements


     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution service fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a total value of $1,000,000.



     Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


     Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares

     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank and Trust Company prior to its close of business.


     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.


     Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases on $50,000 or more as shown below.


                      Sales Charge     Sales Charge     Dealer Discount
     Amount of        as Percentage    as Percentage     or Agency Fee
    Transaction        of Offering       of Amount     as Percentage of
 at Offering Price        Price          Invested       Offering Price*
-------------------- ---------------- ---------------- ------------------
Less than $50,000           4.75%            4.99%             4.25%
$50,000 but under
 $100,000                   4.50%            4.71%             4.00%
$100,000 but under
 $250,000                   3.50%            3.63%             3.00%
$250,000 but under
 $500,000                   3.00%            3.09%             2.75%
$500,000 but under
 $1,000,000                 2.00%            2.04%             1.75%
$1,000,000 or more          None             None            None**


-----------

*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

**In connection with Class A Share purchases (and subsequent purchases in any amount) by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.


In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker- dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:


    Purchase Amount           Payment to Broker-Dealer
--------------------------   --------------------------
$1,000,000 to $3,000,000                   1%
$3,000,001 to $6,000,000            0.50 of 1%
$6,000,001 or more                  0.25 of 1%





If part or all of such an investment including investments by qualified employee benefit plans is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor a pro rata portion of any amounts paid with respect to the investment.


How To Obtain Reduced Sales Charges--Class A Shares

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


     Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days), of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planing and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefits plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy;
(14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000; or (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchase or redemption of the redeemed shares, the investor paid a sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; provided that sales made to persons listed in (1) through (15) above are made upon the written assurance that the purchase is made for investment purposes and that such shares will not be resold except to the Fund.


     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).



     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re- allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares and excluding Class A Shares of the Money Market Series), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.


     Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Class A Shares of the Money Market Series) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the shares of the Class A Shares of the Fund or the Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.


     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the

Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares". To use this option, the investor must supply sufficient account information to Equity Planning to permit verification that one or more purchases qualify for a reduced sales charge.


     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) facilitates solicitation of the membership by the investment dealer, thus assisting in effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are subject to a sales charge if redeemed within five years of purchase.


     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents for selling Class B Shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.


     Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.



     The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.



     The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                          Contingent Deferred
                           Sales Charge as
                           a Percentage of
                          Dollar Amount
 Year Since Purchase      Subject to Charge
----------------------   ----------------------
 First                    5%
 Second                   4%
 Third                    3%
 Fourth                   2%
 Fifth                    2%
 Sixth                    0%


     In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first; any Class B Shares held for over 5 years or acquired pursuant to reinvestment of dividends or distributions are redeemed next, any Class B Shares held longest during the five-year period are redeemed next, unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


     To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 pershare. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996 the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares: first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) x $12 (original price or current NAV if less than original) x 3% (applicable rate in the third year after purchase)].


     The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act

(UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with the mandatory distributions upon reaching age 701/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among the Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable contingent deferred sales charge when redeemed.



     Class B Shares of the Fund will automatically convert to Class A Shares of the same Portfolio without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.


     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.


     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares, it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.


                               INVESTOR ACCOUNTS
                            AND SERVICES AVAILABLE



     An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent in book entry form.


     The Fund mails periodic reports to its shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports. Shareholder inquiries should be directed to the Fund at
(800) 243-1574.


Bank Draft Investing Program (Investo-Matic Plan)


     By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his/her personal checking account, to be used to purchase additional shares for his/her account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning, by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.


Distribution Option

     The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. A shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares; or (2) receive dividends in cash and capital gain distributions in additional shares; or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each such Fund carefully before directing dividends and distributions to the other Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares and are computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at 800-243-1574 or sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program

     The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their shares on a predetermined monthly or quarterly, semiannual or annual basis. The designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.



     Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share and elect to have all dividends reinvested.



     To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value to date net of non- Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.

     The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Share investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.



     Class B shareholders redeeming more shares than the percentage permitted under the Program shall be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits.


Tax-Sheltered Retirement Plans


     Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.


Exchange Privileges


     Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by State Street Bank and Trust Company.



     Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").


     Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

     Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.


     Exchanges will be based upon each Series' net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges of Class B Shares offered by other Phoenix Funds, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


     The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.



     Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.



     Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges


     Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold. (See the Statement of Additional Information.) Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.



     The Fund, and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/Dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instructions from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instruction entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).


     If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


     Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.


                                NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     The Portfolio's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates.

Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Fund. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES


     Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301 (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares"). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. To be in proper form to redeem shares, the signature of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).


     If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement in the case of shares registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, if the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, each Portfolio maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers, or agents, who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.



     Additional documentation may be required for redemptions by corporations, partnership or other organizations, executors, administrators, trustees, custodians, guardians, or from IRAs or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions


     Unless a shareholder elects in writing not to participate in the Telephone Redemption privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 243-1574 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.



     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, the telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.



     If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.



     Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business, will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.


Reinvestment Privilege

     Shareholders may use redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for purchase is made). For Federal income tax purposes, a redemption and purchase will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for this privilege must be received by the Distributor within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B Shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible.

Redemption of Small Accounts


     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

     All dividends and distributions with respect to the shares of any class of a Portfolio will be payable in shares of such class of Portfolio at net asset value or, at the option of the shareholder, in cash.


     The net income of the Bond Portfolio will be declared as dividends daily. Dividends will be invested or distributed in cash monthly after the payment date with checks or confirmations mailed to shareholders on the second business day. The net income of the Bond Portfolio for Saturdays, Sundays and other days on which the New York Stock Exchange is closed will be declared as dividends on the next business day. The Bond Portfolio will distribute net realized capital gains, if any, to its shareholders on an annual basis.


     The Real Estate Portfolio will distribute its net investment income to its shareholders quarterly and net realized capital gains, if any, to its shareholders annually.


     The Mid Cap Portfolio and the International Portfolio each will distribute its net investment income to its shareholders semi-annually and net realized capital gains, if any, to its shareholders at least annually.



     The Emerging Markets Portfolio will distribute its net investment income to its shareholders monthly and net realized capital gains, if any, to its shareholders annually.


     Each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under the provisions of Subchapter M of the Code. The Portfolios so qualified for the most recent fiscal year. (To remain qualified, each Portfolio will be required to satisfy various income, distribution and diversification requirements.) As such, each Portfolio will not be subject to federal income tax liability on its net investment income and net capital gains that are currently distributed (or are deemed to be distributed) to its shareholders. Each Portfolio also intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year (or for the fiscal year, if the Portfolio so elects).



     The Bond Portfolio expects that under normal conditions at least 80% of its net assets will be invested in state, municipal and other obligations, the interest on which is excluded from gross income for Federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. Such dividends may be fully (for corporations) or partially includable in a shareholder's alternative minimum taxable income. Dividends received by shareholders of the Mid Cap Portfolio and the International and Emerging Markets Portfolios and any non-exempt dividends received by shareholders of the Bond Portfolio, as well as any short-term capital gain distributions, whether received by shareholders in shares or in cash, will be taxable to them as ordinary income for Federal income tax purposes. Certain distributions of the Mid Cap Portfolio (and, possibly, the International Portfolio) may qualify for the corporate dividends-received deduction.


     Although the Real Estate and Emerging Markets Portfolios may be a non-diversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Portfolio will not purchase securities if, as a result, more than 25% of its total assets would be invested in the securities of a single issuer or, with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer. The Emerging Markets Portfolio will invest in a minimum of three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.

     In addition, if the Real Estate Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.




     Distributions which are designated by the Portfolios as long- term capital gains, whether received in shares or in cash, will be taxable to shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder) and will not be eligible for the corporate dividends-received deduction. Each Portfolio will be taxed on its undistributed net capital gain, if any, at regular corporate income tax rates, and, to the extent of the amount of such capital gain designated by the Portfolio in a notice mailed to shareholders not later than 60 days after the close of the year, will be treated as having been distributed to shareholders. Consequently, any undistributed net capital gain so designated (although not actually received by the shareholders) will be taxed to shareholders as capital gain, and shareholders will be entitled to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income taxes.


     The International and Emerging Markets Portfolios intend to qualify for, and make the election permitted under, Section 853 of the Code. Accordingly, shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to include in income, their pro rata share of the income taxes paid by these Portfolios to foreign countries.


     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Portfolio will not be deductible for Federal income tax purposes to the extent of the portion of the interest expense allocable to exempt interest dividends. Also, any loss from the sale of shares in the Bond Portfolio held for 6 months or less may be non- deductible, in whole or in part.



     An individual's miscellaneous itemized deductions, including his or her investment expenses, are deductible only to the extent that they exceed 2% of the individual's adjusted gross income. Under current law, such limitation does not apply to expenses incurred in connection with an investment in a publicly-offered mutual fund, such as the Portfolios.


     Written notices will be sent to shareholders following the end of each calendar year regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the exempt portion (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), foreign tax credits (if applicable), and cumulative return of capital (if any). The Portfolios may be required to withhold Federal income tax at a rate of 31% on reportable dividends, distributions and redemption payments paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolio or who, to the Portfolio's knowledge, have furnished an incorrect number. Under existing provisions of the Code, non-resident alien individuals, foreign partnerships and foreign corporations may be subject to Federal income tax withholding at the applicable rate on income, dividends and distributions (other than exempt-interest dividends and certain capital gain dividends). Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


     The foregoing is only a summary of some of the important tax considerations generally affecting the Portfolios and their shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Portfolios, there may be foreign, state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. In particular, dividends declared by the Bond Portfolio may be subject to state and local taxes even though exempt for Federal income tax purposes. Additional information about taxes is set forth in the Statement of Additional Information. Also, legislation may be enacted in the future that could affect the tax consequences described above. Shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.


     The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


     The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.


     Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION

Organization of the Fund

     The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in different series or "Portfolios" and different classes of those Portfolios. Holders of shares of a Portfolio are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Portfolio participate equally in dividends and distributions paid with respect to such Portfolio and in such Portfolio's net assets on liquidation, except that Class B Shares of any Portfolio which bear higher distribution fees and, certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Portfolio. Shareholders of all Portfolios vote on the election of Trustees. On matters affecting an individual Portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Portfolio or Class is required. Shares of a Portfolio are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).


     The assets received by the Fund for the issue or sale of shares of a Portfolio and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Portfolio and class respectively, subject only to the rights of creditors, and constitute the underlying assets of such Portfolio or class. Any underlying assets of a Portfolio are required to be segregated on the books of account and are to be charged with the expenses in respect to such Portfolio and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio or class will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.


     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Fund may be personally liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Additional Inquiries

     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semi- Annual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

                                   APPENDIX

A-1 and P-1 Commercial Paper Ratings

     The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.


     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.


     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody's Investors Service, Inc., Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.
A:            Bonds which are rated A possess many
              favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa           Bonds which are rated Caa are of poor
              standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor's Corporation's Corporate Bond Ratings


AAA:      This is the highest rating assigned by Standard
          & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A:           Bonds rated A have a strong capacity to pay
             principal and interest, although they are
             somewhat more susceptible to the adverse
             effects of changes in circumstances and
             economic conditions.
BBB:         Bonds rated BBB are regarded as having an
             adequate capacity to pay principal and
             interest. Whereas they normally exhibit
             protection parameters, adverse economic
             conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay
             principal and interest for bonds in this category
             than for bonds in the A category.
BB,B         Bonds rated BB, B, CCC and CC are regarded,
CCC,CC:      on balance, as predominantly speculative with
             respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D:           Debt rated D is in payment default. The D
             rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:


Account Type        Give Social Security Number or Tax Identification Number of:

------------------------------------------------------------------------------------------------------------------------------------
Individual                             Individual
------------------------------------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)                Owner who will be paying tax
------------------------------------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors                Minor
------------------------------------------------------------------------------------------------------------------------------------
Legal Guardian                         Ward, Minor or Incompetent
------------------------------------------------------------------------------------------------------------------------------------
Sole Proprietor                        Owner of Business (also provide owner's name)
------------------------------------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust      Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
------------------------------------------------------------------------------------------------------------------------------------
Corporation, Partnership,

Other Organization                     Corporation, Partnership, Other Organization
------------------------------------------------------------------------------------------------------------------------------------
Broker/Nominee                         Broker/Nominee
------------------------------------------------------------------------------------------------------------------------------------


Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.


Step 3. If you are one of the entities listed below, you are exempt from backup withholding.

      [bullet] A corporation

      [bullet] Financial institution

      [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)

      [bullet] United States or any agency or instrumentality thereof

      [bullet] A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof

      [bullet] International organization or any agency or instrumentality thereof

      [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

      [bullet] Real estate investment trust

      [bullet] Common trust fund operated by a bank under section 584(a)

      [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)

      [bullet] Regulated Investment Company


If you are in doubt as to whether you are exempt, please contact the Internal
      Revenue Service.


Step 2. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.


-----------

This Prospectus sets forth concisely the information about the Phoenix Multi-Portfolio Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.



The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated March 28, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended November 30, 1996 and is incorporated into the Statement of Additional Information by reference.



            [GRAPHIC]Recycled Symbol Printed on recycled paper using soybean ink

Phoenix Multi-Portfolio Fund                                      BULK RATE MAIL
PO Box 2200                                                       U.S. POSTAGE
Enfield CT 06083-2200                                                 PAID
                                                                 SPRINGFIELD, MA
                                                                 PERMIT NO. 444

[LOGO]PHOENIX
DUFF&PHELPS

PDP 467 (3/97)

                         PHOENIX MULTI-PORTFOLIO FUND

                               101 Munson Street
                        Greenfield, Massachusetts 01301

                      Statement of Additional Information
                                March 28, 1997

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Fund"), dated March 28, 1997, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243- 4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                               TABLE OF CONTENTS


                                                 PAGE
THE FUND   ....................................     1
INVESTMENT OBJECTIVES AND POLICIES (11)  ......     1
INVESTMENT RESTRICTIONS (22) ..................    13
PERFORMANCE (10) ..............................    15
PERFORMANCE COMPARISONS   .....................    16
PORTFOLIO TURNOVER (23)   .....................    16
TRUSTEES AND OFFICERS  ........................    17
THE INVESTMENT ADVISERS (23) ..................    24
PORTFOLIO TRANSACTIONS (23)  ..................    25
DETERMINATION OF NET ASSET VALUE (33) .........    26
HOW TO BUY SHARES   ...........................    27
ALTERNATIVE PURCHASE ARRANGEMENTS  ............    27
SHAREHOLDER SERVICES   ........................    29
INVEST-BY-PHONE  ..............................    30
HOW TO REDEEM SHARES (34) .....................    31
DIVIDENDS, DISTRIBUTIONS AND TAXES (35)  ......    33
TAX SHELTERED RETIREMENT PLANS  ...............    36
THE DISTRIBUTOR  ..............................    36
PLANS OF DISTRIBUTION (35)   ..................    37
ADDITIONAL INFORMATION ........................    38


*Numbers in parentheses are cross-references to related sections of the
                             Prospectus.


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                  Telephone Orders/Exchanges: (800) 367-5877
                Telecommunication Device (TTY): (800) 243-1926


PEP468 (3/97)

                                   THE FUND

     Phoenix Multi-Portfolio Fund (the "Fund") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust.



     The Fund's Prospectus describes the investment objectives of the Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio"), the Phoenix Mid Cap Portfolio (the "Mid Cap Portfolio") the Phoenix International Portfolio (the "International Portfolio") the Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio") and the Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") (each, a "Portfolio" and, together, the "Portfolios"), five of the Portfolios currently offered by the Fund, and summarizes the investment policies and investment techniques each Portfolio will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Portfolios' investment policies and investment techniques in the Prospectus.


                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Fund and may not be changed as to any Portfolio without the approval of such Portfolio's shareholders.

Municipal Securities


     As described more fully in the Prospectus, the Bond Portfolio intends under normal conditions to invest at least 80% of its net assets in municipal securities. As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Bond Portfolio or any of the investment restrictions to which the Bond Portfolio is subject, the Bond Portfolio may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc., ("PIC"), the investment adviser to the Bond, Mid Cap and International Portfolios will contribute to the attainment of the Bond Portfolio's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.


     Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

     General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.


     Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


     Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

     Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

     Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available.

     For the purpose of the Fund's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Risks Relating to Municipal Securities

     There can be no assurance that the Bond Portfolio will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for such regulation in the future.

     The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

     Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Variable and Floating Rate Securities

     Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

     Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price the Bond Portfolio paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Taxable Securities


     The Mid Cap Portfolio and the International Portfolio are expected to invest primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income.


     The Bond Portfolio may also invest a portion of its net assets (up to 20% under normal conditions and more under extraordinary circumstances, as described in the Prospectus) in taxable securities.

     Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Bond Portfolio are restricted to:

     U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

     Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

     Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

     Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.


     Repurchase Agreements--repurchase agreements with respect to any of the foregoing, as described in the Fund's Prospectus.


     The Bond Portfolio also has the right to hold cash reserves as the Adviser deems necessary. For example, a Portfolio may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

Ratings

     If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, PIC and/or Phoenix Realty Securities, Inc. ("PRS"), as applicable, will consider any such event in determining whether the Portfolio should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Portfolios will invest in securities which are deemed by the Portfolio's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Portfolio.


Risks of High Yield Bonds

     The Mid Cap and International Portfolios may invest up to 10% and 20% respectively of their total assets in bonds considered to be less than investment grade, commonly known as "junk" bonds. The Emerging Markets Portfolio may invest up to 100% of its total assets in these bonds. The Mid Cap and International Portfolios did not invest in any bonds considered less than investment grade for the fiscal year ended November 30, 1996.


     While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Portfolios will not normally affect cash income from such securities but will be reflected in the Portfolio's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Portfolio seeking recovery from the issuer. Also, to the extent that the Portfolio invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


Writing and Purchasing Options on Securities and Securities Indices

     The Bond, Mid Cap, International and Emerging Markets Portfolios may engage in option transactions as described more fully in the Prospectus.


     Call options on securities and securities indices written by the Portfolios normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Portfolio utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     During the option period, a Portfolio utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.


     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The Mid Cap and International Portfolios may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.


     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Portfolio, to prevent an underlying security from being called, or to enable the Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, the Portfolio will realize a gain in the amount of the premium on the option less the commission paid.

     The option activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Portfolio will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


Limitations on Options on Securities and Securities Indices

     The Bond, Mid Cap, International and Emerging Markets Portfolios may write call options only if they are covered and remain covered for as long as the Portfolio is obligated as a writer. Thus, if a Portfolio utilizing this investment technique writes a call option on an individual security, the Portfolio must own the underlying security or other securities that are acceptable for a segregated account at all times during the option period. The Portfolios will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a segregated account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Portfolio, the Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which the Portfolio has not written a call option and which has not been hedged by the Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, the Portfolio will segregate with the Fund's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise segregated may be applied to the Portfolio's other obligations to segregate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

     Each Portfolio utilizing this investment technique may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     In connection with a Portfolio's qualifying as a regulated investment company under the Internal Revenue Code of 1986, other restrictions on the Portfolio's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


Risks Relating to Options on Securities

     During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Portfolio utilizing this investment technique may lose the premium it paid plus transaction costs, if the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option.

     An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Portfolios utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Portfolios.

Over-the-Counter Options


     As indicated in the Prospectus (see "Investment Techniques and Related Risks"), the Mid Cap Portfolio, International and Emerging Markets Portfolios may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. As indicated in the Prospectus, the Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Portfolio. A brief description of such procedures is set forth below.

     The Mid Cap, International and Emerging Markets Portfolios will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Fund and PIC believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio (as described below) plus the amount invested by the Portfolio in other illiquid securities, would exceed 10% of the Portfolio's total assets. The "liquidity charge" referred to above is computed as described below.


     The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Risks of Options on Securities Indices

     Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.


     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Portfolio. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Portfolios will write call options only on indices which meet the interim described above.

     Price movements in securities held by a Portfolio utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio might not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Portfolio. It is also possible that the index might rise when the value of the securities held by the Portfolio does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

     Unless a Portfolio utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Portfolio will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell its securities. As with options on its securities, the Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

     If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Financial Futures Contracts and Related Options


     The Bond, Mid Cap, International and Emerging Markets Portfolios may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The Mid Cap, International and Emerging Markets Portfolios may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Portfolio utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

     The Bond, Mid Cap, International and Emerging Markets Portfolios may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation in which a Portfolio purchases or sells a security, no security is delivered or received by the Portfolio upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Portfolio utilizing this investment technique will be required to deposit in a segregated account with the Fund's custodian bank with respect to such Portfolio an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Portfolios utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

Limitations on Futures Contracts and Related Options


     The Portfolios utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Portfolio utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank with respect to such Portfolio to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."


Risks Relating to Futures Contracts and Related Options

     Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Portfolio utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Portfolio would continue to be required to make daily margin payments. In this situation, if the Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Portfolio's ability to hedge its positions effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

     The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Portfolio's total return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Portfolio has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Portfolio or the currencies in which its foreign securities are denominated may decline. If this occurred, the Portfolio would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.


     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


Repurchase Agreements


     Repurchase agreements, as described in the Fund's Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Fund to be credit-worthy. The Trustees of the Fund will monitor each Portfolio's repurchase agreement transactions periodically and, with the Fund's investment advisers will consider standards which the Fund's investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Portfolio. No more than an aggregate of 10% of a Portfolio's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.


     The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Portfolio may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Portfolio and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Fund acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Lending Portfolio Securities

     The Portfolios may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets, provided that such loans are callable at any time by the Portfolio utilizing this investment technique and are at all times secured by collateral held by the Portfolio at least equal to the market value, determined daily, of the loaned securities. The Portfolio utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Portfolio or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Portfolio, and any gain or loss in the market price during the period of the loan would accrue to the Portfolio. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Portfolio may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

     As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Fund to be creditworthy and when PIC believes the consideration to be earned justifies the attendant risks.

When-Issued Securities


     New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Bond and Emerging Market Portfolios will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Portfolios may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Bond and Emerging Market Portfolios purchase securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Fund's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     Securities purchased on a when-issued basis and the securities held in the Bond and Emerging Market Portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent the Bond and Emerging Market Portfolios remain substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Portfolios merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Bond and Emerging Market Portfolios will meet their obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.

Foreign Currency Transactions

     The Mid Cap, International and Emerging Market Portfolios (each a "Foreign Currency Portfolio") each may engage in foreign currency transactions, although the Mid Cap Portfolio has no present intention of doing so. The following is a description of these transactions.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     No Portfolio will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. PIC believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Portfolio. The Fund's custodian banks will segregate any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Foreign Currency Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Portfolio's commitments with respect to such contracts. Generally, the Foreign Currency Portfolios do not enter into forward contracts with terms longer than one year.


     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. Each Foreign Currency Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Portfolio may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Foreign Currency Portfolio will maintain in a segregated account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.


     To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Portfolio will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Portfolio plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Portfolio's total assets. Neither Foreign Currency Portfolio will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Portfolio holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker;
(2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

     Emerging Market Securities. The Emerging Markets Portfolio may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Portfolio may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio any restrictions on investments.

     Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Portfolio.


     Additional Risk Factors. As a result of its investments in foreign securities, the Emerging Markets Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Portfolio may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time.


     In addition, the Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Portfolio may hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Portfolio to do so. In such instances as well, the Portfolio may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


     While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.



Russian Securities

     The Emerging Markets Portfolio may invest in Russian securities. While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established markets. These risks include, without limitation:

Political and Economic Risks

     There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.

Commercial and Credit Risks

     Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counterparty and other third party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.

Liquidity Risks

     Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

Legal and Regulatory Risks

     Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions ("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

     Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

     The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

Operational Risks

     Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

     Clearing and Settlement: For equity settlements, the payments are usually handled offshore in US dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

     For Ministry of Finance (MinFin) bond settlements, payments are made offshore in US dollars upon settlement of the bearer bonds at Vneshtorgbank's
(VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

     Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

     Transparency: The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.


     Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Real Estate Investment Trusts


     As described in the Prospectus, the Real Estate Portfolio intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

     REITs can generally be classified as follows:

 --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

 --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

     --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

     REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Portfolio should realize that by investing in REITs indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of underlying REITs.

Debt Securities


     Up to 25% of the Real Estate Portfolio's total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS believes have attractive equity characteristics). The Real Estate Portfolio may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by PRS. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Portfolio's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' investment criteria.


     The value of the Real Estate Portfolio's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Risks of Investment in Real Estate Securities

     Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

     In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Portfolio to possibly fail to qualify as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The following information supplements the information included in the Prospectus with respect to the investment restrictions to which the Portfolios of the Fund are subject. The investment restrictions described below are fundamental policies and may not be changed as to any Portfolio without the approval of the lesser of (i) a majority of the Portfolio's outstanding shares or (ii) 67% of the Portfolio's shares represented at a meeting of Fund shareholders at which the holders of 50% or more of the Portfolio's outstanding shares are present. No Portfolio of the Fund may:

 (1) Make short sales of securities, unless at the time of sale the Portfolio owns an equal amount of such securities.

 (2) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

  (3) Write, purchase or sell puts, calls or combinations thereof, except that the Portfolios may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and Portfolios, other than the Bond Portfolio, may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange- traded call options and put options, and such Portfolios, other than the Bond Portfolio, may purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on such Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

  (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance. The Bond Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding.


  (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Portfolio may be deemed to be an underwriter. The Mid Cap (with respect to up to one third of its assets), International and Emerging Markets Portfolios may buy and sell securities outside the United States which are not registered with the SEC or marketable in the United States.


  (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry, except that the Real Estate Portfolio may so concentrate its assets and the Bond Portfolio may invest more than 25% of its assets in a particular segment of the municipal securities market. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


  (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that a Portfolio may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's futures and related options positions and the premiums paid for related options would not exceed 5% of the Portfolio's total assets, and (c) the Mid Cap, International and Emerging Markets Portfolios may enter into foreign currency transactions.


  (8) Make loans, except that the Portfolio may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Portfolio's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.

  (9) Purchase securities of other investment companies, except that the Portfolio may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Portfolio's total assets would be invested in such securities and
    (ii) not more than 3% of the voting stock of another investment company would be owned by the Portfolio, or (b) as part of a merger, consolidation, or acquisition of assets.


 (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government and, in the case of the Mid Cap, International and Emerging Markets Portfolios any foreign government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; however, the foregoing limitations do not apply to the Real Estate Portfolio and Emerging Markets Portfolio. With respect to 75% of its assets, a Portfolio which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Portfolio's total assets.


 (11) Invest in securities of any issuer if any officer or Trustee of the Fund or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.

 (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers (other than real estate investment trusts) which have (with predecessors) a record of less than three years of continuous operations.


 (13) Invest in warrants or rights except where acquired in units or attached to other securities. The Mid Cap, Real Estate, International and Emerging Markets Portfolios each may invest up to 5% of its total assets in warrants or rights which are not in units or attached to other securities.

 (14) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of the Portfolio's total assets would be invested in the aggregate in such securities.

 (15) Invest in interests in oil, gas, or other mineral exploration or development programs.


 (16) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.


     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Portfolio's assets will not be considered violate of the restriction except as provided in
(11) above.


                                  PERFORMANCE


     Performance information for each Portfolio (and Class of Portfolio) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Bond Portfolio and as "average annual total return" and "total return" of any of the other Portfolios.


     Quotations of the yield for the Bond Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Portfolio or Class of Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio or Class on the last day of the period, according to the following formula:


 YIELD = 2[((a-b) + 1)(6)-1]
            ----
            (cd)


where a = dividends and interest earned during the period by the Portfolio.

     b = expenses accrued for the period (net of any reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the net asset value per share on the last day of the period.

     For the thirty day period ended November 30, 1996, the yield for the Bond Portfolio Class A shares and Class B shares was 4.99% and 4.49% respectively; and the Emerging Markets Portfolio was 9.99% and 9.74%.


     A Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

     Calculation of a Portfolio's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.


     The manner in which total return will be calculated for public use is described above. The following table summarizes the calculation of total return for each Portfolio, where applicable, through November 30, 1996.

     The following table illustrates average annual total return for each Portfolio for the 1, 5 and 10 year periods ended November 30, 1996.

              AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1996

                        PERIODS ENDED
                    ------------------------
   PORTFOLIO        1 YEAR      5 YEAR      SINCE INCEPTION*
-----------------   ---------   ---------   ------------------
Bond
 Class A                -0.66%     6.81%            7.89%
 Class B                -0.35%       N/A            4.42%
Mid Cap
 Class A                 8.12%     12.12%          16.84%
 Class B                 8.85%       N/A           16.10%
International
 Class A                13.38%     8.44%            7.62%
 Class B                14.16%       N/A            6.87%
Real Estate
 Class A                23.11%       N/A           18.80%
 Class B                24.25%       N/A           19.24%
Emerging Markets
 Class A                52.53%       N/A           45.54%
 Class B                54.94%       N/A           47.49%

-------------

*The Bond, Mid Cap, and International Portfolios Class A commenced operations on July 15, 1988, November 1, 1989 and November 1, 1989, respectively. Bond Portfolio Class B commenced operations on March 16, 1994. Mid Cap and International Portfolios Class B commenced operations on July 18, 1994 and July 15, 1994, respectively. The Real Estate and Emerging Markets Portfolios Class A and B commenced operations on March 1, 1995 and September 5, 1995 respectively.


Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                            PERFORMANCE COMPARISONS


     Each Portfolio or Class of Portfolio may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Portfolios against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), S&P 400, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


                              PORTFOLIO TURNOVER

     The Portfolios pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Portfolios will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates.

                             TRUSTEES AND OFFICERS


     The Trustees and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480. On February 20, 1996, the shareholders elected to fix the number of trustees at fourteen and to elect Francis E. Jeffries, Everett L. Morris and Calvin J. Pedersen to fill the vacancies caused by the increase. The trustees and executive officers are listed below.

                               Positions Held                             Principal Occupation(s)
Name, Address and Age          With the Fund                              During the Past 5 Years
---------------------------   -----------------   -------------------------------------------------------------------------
C. Duane Blinn (69)            Trustee             Partner in the law firm of Day, Berry & Howard. Director/Trustee,
Day, Berry & Howard                                Phoenix Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund
City Place                                         and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
Hartford, CT 06103                                 Director/Trustee, the National Affiliated Investment Companies
                                                   (until 1993).

Robert Chesek (62)             Trustee             Trustee/Director, Phoenix Funds (1981-present) and Chairman
49 Old Post Road                                   (1989-1994). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
Wethersfield, CT 06109                             & Phelps Institutional Mutual Funds (1996-present). Director/Trustee, the National Affiliated Investment Companies (until 1993). Vice
                                                   President, Common Stock, Phoenix Home Life Mutual Insurance
                                                   Company (1980-1994).

E. Virgil Conway (67)          Trustee             Chairman (1992-present), Metropolitan Transportation Authority.
9 Rittenhouse Road                                 Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                               (1970-present), Pace University (1978-present), Atlantic Mutual
                                                   Insurance Company (1974-present), HRE Properties (1989-present),
                                                   Greater New York Councils, Boy Scouts of America (1985-present),
                                                   Union Pacific Corp. (1978-present), Blackrock Fund for Fannie Mae
                                                   Mortgage Securities (Advisory Director) (1990-present), Centennial
                                                   Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                   (1975-present), and The Harlem Youth Development Foundation
                                                   (1987-present). Chairman, Audit Committee of the City of New York
                                                   (1981-1996). Director/Trustee, the National Affiliated Investment
                                                   Companies (until 1993). Director/Trustee, Phoenix Funds (1993-
                                                   present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                   Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                   Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                   Corporate Bond Trust Inc. (1995-present). Director, Accuhealth
                                                   (1994-present), Trism, Inc. (1994-present), and Realty Foundation of
                                                   New York (1972-present). Chairman, New York Housing Partnership
                                                   Development Corp. (1981-present), and Blackrock Fannie Mae
                                                   Mortgage Securities Fund (Advisory Director) (1989-1996) and
                                                   Advisory Director, Fund Directions (1993-present). Chairman,
                                                   Financial Accounting Standards Advisory Council (1992-1995).

Harry Dalzell-Payne (67)       Trustee             Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                               Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Apartment 29G                                      Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
New York, NY 10016                                 Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                   (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                   Director/Trustee, the National Affiliated Investment Companies (1983-
                                                   1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (66)      Trustee             Director and Chairman of the Board, Phoenix Duff & Phelps
6585 Nicholas Blvd.                                Corporation (1995-present). Director/Trustee, Phoenix Funds (1995-
Apt. 1601                                          present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Naples, FL 33963                                   Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                   Phelps Utilities Income Fund (1987-present), Duff & Phelps Utilities
                                                   Electric Company (1984-present). Director (1989-1995), Chairman of the Board (1993-1995), President (1989-1993), and Chief Executive
                                                   Officer (1989-1995), Duff & Phelps Corporation.

                                Positions Held                           Principal Occupation(s)
Name, Address and Age           With the Fund                            During the Past 5 Years
----------------------------   ----------------   ------------------------------------------------------------------------
Leroy Keith, Jr. (58)           Trustee            Chairman and Chief Executive Officer, Carson Products Company
64 Ross Road                                       (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Savannah, GA 31405                                 Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present). Director Equifax Corp.
                                                   (1991-present) and Keystone International Fund, Inc. (1989-present).
                                                   Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone
                                                   Tax Free Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                   Trust. Director/Trustee, the National Affiliated Investment Companies
                                                   (until 1993). Director, Blue Cross/Blue Shield (1989-1993) and First
                                                   Union Bank of Georgia (1989-1993). President, Morehouse College
                                                   (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                   (1994-1995).

*Philip R. McLoughlin (50)      Trustee and        Director, Vice Chairman and Chief Executive Officer, Phoenix Duff &
                                President          Phelps Corporation (1995-present). Director (1994-present) and
                                                   Executive Vice President, Investments, Phoenix Home Life Mutual
                                                   Insurance Company (1988-present). Director/Trustee and President,
                                                   Phoenix Funds (1989-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                   Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                   and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                   present), Director (1983-present) and Chairman (1995-present),
                                                   Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                   President (1990-present), Phoenix Equity Planning Corporation.
                                                   Director, Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                   Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc. (1994-
                                                   present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                   Corporation (Delaware) (1985-present), and World Trust Fund (1991-
                                                   present). Director and Executive Vice President, Phoenix Life and
                                                   Annuity Company (1996-present), Director and Executive Vice
                                                   President, PHL Variable Insurance Company (1995-present), and
                                                   Director, Phoenix Charter Oak Trust Company (1996-present). Director/
                                                   Trustee, the National Affiliated Investment Companies (until 1993).
                                                   Director (1994-present), Chairman (1996-present) and Chief Executive
                                                   Officer (1995-1996), National Securities & Research Corporation, and
                                                   Director and President, Phoenix Securities Group, Inc. (1993-1995).
                                                   Director (1992-present) and President (1992-1994) W.S. Griffith & Co.,
                                                   Inc. and Director (1992-1995) and President (1992-1994), Townsend
                                                   Financial Advisers, Inc. Director and Vice President, PM Holdings,
                                                   Inc. (1985-present).

Everett L. Morris (68)          Trustee            Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                     Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps Mutual
Colts Neck, NJ 07722                               Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                   Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                   Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present),
                                                   Incorporated (1989-1993). Senior Executive Vice President and Chief
                                                   Financial Officer, Public Service Electric and Gas Company (1986-
                                                   1992). Director, First Fidelity Bank, N.A., N.J. (1984-1991).

                                 Positions Held                             Principal Occupation(s)
Name, Address and Age            With the Fund                              During the Past 5 Years
-----------------------------   ----------------   ---------------------------------------------------------------------------
*James M. Oates (50)             Trustee            Managing Director, The Wydown Group (1994-present). Chairman,
60 State Street                                     IBEX Capital Markets LLC (1997-present). Director Phoenix Duff &
Suite 950                                           Phelps Corporation (1995-present). Director/Trustee, Phoenix Funds
Boston, MA 02109                                    Chairman, IBEX Capital Markets LLC (1987-present). Trustee,
                                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                    Institutional Mutual Funds (1996-present). Director, Govett Worldwide
                                                    Opportunity Funds, Inc. (1991-present), Blue Cross & Blue Shield of
                                                    New Hampshire (1994-present), Stifel Financial (1996-present),
                                                    Investors Bank and Trust Corporation (1995-present), Investors
                                                    Financial Services Corporation (1995-present) and Plymouth Rubber
                                                    Co. (1995-present). Member, Chief Executives Organization (1996-
                                                    present). Director/Trustee, the National Affiliated Investment
                                                    Companies (until 1993). Director (1984-1994), President (1984-1994)
                                                    and Chief Executive Officer (1986-1994).

*Calvin J. Pedersen (55)         Trustee            Director and President, Phoenix Duff & Phelps Corporation (1995-
55 East Monroe Street                               present). Director/Trustee, Phoenix Funds (1984-present). Trustee,
Suite 3600                                          Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Chicago, IL 60603                                   Institutional Mutual Funds (1996-present). President and Chief
                                                    Executive Officer Duff & Phelps Utilities Tax-Free Income Inc. (1995-
                                                    present), Duff & Phelps Utilities Income Fund. (since inception), and
                                                    Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                    Director (1986-1995), President (1993-1995) and Executive Vice
                                                    President (1992-1993), Duff & Phelps Corporation.

Philip R. Reynolds (69)          Trustee            Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix-
43 Montclair Drive                                  Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
West Hartford, CT 06107                             Funds (1996-present). Director, Vestaur Securities, Inc. (1972-present).
                                                    Trustee and Treasurer, J. Walton Bissell Foundation Inc. (1988-
                                                    present). Director/Trustee, the National Affiliated Investment
                                                    Companies (until 1993).

Herbert Roth, Jr. (68)           Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
P.O. Box 909                                        Funds (1996-present). Director, Boston Edison Company (1972-
Sherborn, MA 01770                                  present), Landauer, Inc. (medical services) (1970-present), Tech Ops./
                                                    Sevcon, Inc. (electronic controllers) (1987-present), Key Energy Group
                                                    (oil rig service) (1988-1994), and Mark IV Industries (diversified manufacturer) (1985-present). Director/Trustee, the National Affiliated
                                                    Investment Companies (until 1993).

Richard E. Segerson (51)         Trustee            Director/Trustee, Phoenix Funds, (1993-present). Trustee, Phoenix-
102 Valley Road                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
New Canaan, CT 06840                                Funds (1996-present). Managing Director, Mullin Associates (1993-
                                                    present). Vice President and General Manager, Coates & Clark, Inc.
                                                    (previously Tootal American, Inc.) (1991-1993). Director/ Trustee, the
                                                    National Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (65)      Trustee            Trustee/Director, the Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Greenwich, CT 06830                                 Funds (1995-present). Director, UST Inc. (1995-present) and HPSC Inc.
                                                    (1995-present). Chairman, Dresing, Lierman, Weicker (1995-present).
                                                    Director, Duty Free International (1997-present). Former Governor of the
                                                    State of Connecticut (1991-1995). Director, UST, Inc. (1995-present).
-----------
* Indicates that the Trustee is an "interested person" of the Fund within the meaning of the definition set forth in Section
2(a)(19) of the Investment Company Act of 1940.

                            Positions Held                            Principal Occupation(s)
Name, Address and Age       With the Fund                             During the Past 5 Years
------------------------   ----------------   -------------------------------------------------------------------------
Michael E. Haylon (39)      Executive          Director and Executive Vice President-Investments, Phoenix Duff &
                            Vice               Phelps Corporation (1995-present). Senior Vice President, Securities
                            President          Investments, Phoenix Home Life Mutual Insurance Company (1993-
                                               1995). Executive Vice President, the Phoenix Funds (1995-present),
                                               Phoenix-Aberdeen Series Fund (1996-present), and Vice President,
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                               Director (1994-present), President (1995-present), and Executive Vice
                                               President (1994-1995), Phoenix Investment Counsel, Inc. Director
                                               (1994-present), President (1996-present) and Executive Vice President
                                               (1994-1996), National Securities & Research Corporation. Director,
                                               Phoenix Equity Planning Corporation (1995-present). Various other positions with Phoenix Home Life Insurance Company (1990-1993).

David R. Pepin (54)         Executive          Executive Vice President, Phoenix Funds, Phoenix-Aberdeen Series
                            Vice               Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                            President          present). Director, Phoenix Investment Counsel, Inc., National
                                               Securities & Research Corporation and Phoenix Equity Planning
                                               Corporation (1996-present). Executive Vice President, Mutual Fund
                                               Sales and Operations, Phoenix Equity Planning Corporation (1996-
                                               present). Managing Director, Phoenix-Aberdeen International Advisors,
                                               LLC (1996-present). Executive Vice President (1996-present) and
                                               Director (1997-present), Phoenix Duff & Phelps Corporation. Vice
                                               President, Phoenix Home Life Mutual Insurance Company (1994-
                                               1995). Vice Corporation (1980-1994).

William J. Newman (57)      Senior             Executive Vice President (1995-present) and Chief Investment
                            Vice               Strategist (1996-present), Phoenix Investment Counsel, Inc. Senior Vice
                            President          President (1995-1996), Executive Vice President and Chief Investment
                                               Strategist (1996-present), National Securities & Research Corporation.
                                               Senior Vice President, Phoenix Equity Planning Corporation (1995-
                                               1996). Vice President, Common Stock and Chief Investment Strategist,
                                               Phoenix Home Life Insurance Company (April, 1995-November, 1995).
                                               Senior Vice President, Phoenix Strategic Equity Series Fund (1996-
                                               present), The Phoenix Edge Series Fund (1996-present), Phoenix
                                               Multi-Portfolio Fund (1995-present), Phoenix Income and Growth Fund
                                               (1996-present), Phoenix Series Fund (1995-present), Phoenix Strategic
                                               Allocation Fund, Inc. (1996-present), Phoenix Worldwide Opportunities
                                               Fund (1996-present), Phoenix Duff & Phelps Institutional Funds
                                               (1996-present), and Phoenix-Aberdeen Series Fund (1996-present).
                                               Chief Investment Strategist, Kidder, Peabody Co., Inc. (1993-1994).
                                               Managing Director, Equities, Bankers Trust Company (1991-1993).

David L. Albrycht (35)      Vice               Managing Director, Fixed Income (1996-present) and Vice President
                            President          (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                               Fixed Income (1996-present) and Investment Officer (1994-1996),
                                               National Securities & Research Corporation. Portfolio Manager (1994-
                                               1995) and Director, Public Fixed Income (1990-1994), Phoenix Home
                                               Life Mutual Insurance Company. Vice President, Phoenix Multi-Sector
                                               Short Term Bond Fund (1993-present) and Phoenix Multi-Sector Fixed
                                               Income Fund, Inc. (1994-present).

Matthew Considine (34)      Vice               Director, Equity Research, (1996-present) and Equity Analyst (1994-
                            President          1996) Phoenix Investment Counsel, Inc. and Director, Equity Research,
                                               National Securities & Research Corporation (1996-present). Technology
                                               Analyst, Robertson Stephens Investment Management (1993-1994) and
                                               Vice President/Analyst-Portfolio Manager, CIGNA Investments
                                               (1992-1993).

                                Positions Held                           Principal Occupation(s)
Name, Address and Age           With the Fund                            During the Past 5 Years
----------------------------   ----------------   -----------------------------------------------------------------------
Jeanne H. Dorey (35)            Vice               Managing Director, Equities (1996-present) and Vice President (1993-
                                President          1996) Phoenix Investment Counsel, Inc. Managing Director, Equities
                                                   (1996-present) and Vice President (1993-1996), National Securities &
                                                   Research Corporation, Inc. Portfolio Manager, International (1992-
                                                   1993) and Portfolio Manager, Common Stock (1993-1996), Phoenix
                                                   Home Life Mutual Insurance Company. Vice President, The Phoenix
                                                   Edge Series Fund (1993-present) and Phoenix Worldwide Opportunities
                                                   Fund (1993-present).

Timothy M. Heaney (32)          Vice               Director, Fixed Income Research (1996-present), Investment Analyst
                                President          (1995-1996), Phoenix Investment Counsel, Inc. Director, Fixed Income
                                                   Research (1996-present), National Securities & Research Corporation.
                                                   Investment Analyst, Phoenix Home Life Mutual Insurance Company
                                                   (1992-1994). Vice President, Phoenix California Tax Exempt Bonds,
                                                   Inc. (1996-present).

William E, Keen III (33)        Vice               Assistant Vice President, Phoenix Equity Planning Corporation (1996-
100 Bright Meadow Blvd.         President          present). Vice President, Phoenix Funds, Phoenix-Aberdeen Series
PO Box 2200                                        Fund, and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
Enfield, CT 06083-2200                             present). Assistant Vice President, US Affinity Funds, US Affinity
                                                   Investments LP, (1994-1995). Manager, Fund Administration, SEI
                                                   Corporation (1991-1994).

Peter S. Lannigan (36)          Vice               Director, Fixed Income Research (1996-present) and Vice President
                                President          (1995-1996), Phoenix Investment Counsel, Inc. Director, Fixed Income
                                                   Research (1996-present), National Securities & Research Corporation,
                                                   Inc. Director, Public Fixed Income, Phoenix Home Life Mutual
                                                   Insurance Company (1993-1995). Various positions with Standard &
                                                   Poor's Corporation (1989-1993).

David Lui (37)                  Vice               Portfolio Manager, Equities, Phoenix Investment Counsel, Inc. (1996-
                                President          present) and Portfolio Manager, Equities, National Securities &
                                                   Research Corporation (1996-present). Associate Portfolio Manager,
                                                   International Portfolios, Phoenix Home Life Mutual Insurance Company
                                                   (1995-1996). Vice President, The Phoenix Edge Series Fund, (1996-
                                                   present) and Phoenix Worldwide Opportunities Fund (1996-present).
                                                   Vice President, Asian Equities, Alliance Capital Management (1993-
                                                   1995) and Associate, Global Markets, Bankers Trust (1990-1993).

Thomas S. Melvin, Jr. (53)      Vice               Managing Director, Equities, (1996-present), Vice President (1994-
                                President          1996) and Executive Vice President (1992-1994), Phoenix Investment
                                                   Counsel, Inc. and Managing Director, Equities, (1996-present), Vice
                                                   President (1994-1996) and Executive Vice President (1993-1994),
                                                   National Securities & Research Corporation. Portfolio Manager,
                                                   Common Stock, Phoenix Home Life Mutual Insurance Company (1991-
                                                   1995). Vice President, Phoenix Duff & Phelps Institutional Mutual
                                                   Funds (1996-present).

                             Positions Held                             Principal Occupation(s)
Name, Address and Age        With the Fund                              During the Past 5 Years
-------------------------   ----------------   ----------------------------------------------------------------------------
William R. Moyer (52)        Vice               Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps
100 Bright Meadow Blvd.      President          Corporation (1995-present). Vice President, Investment Products Finance,
PO Box 2200                                     Phoenix Home Life Mutual Insurance Company (1990-1995). Senior Vice
Enfield, CT 06083-2200                          President (1990-present), Chief Financial Officer (1996-present), Finance
                                                (until 1996) and Treasurer (1994-1996), Phoenix Equity Planning
                                                Corporation. Senior Vice President (1990-present), Chief Financial Officer
                                                (1996-present), Finance (until 1996) and Treasurer (1994-present),
                                                Phoenix Investment Counsel, Inc. Senior Vice President (1994-present),
                                                Chief Financial Officer (1996-present), Finance (until 1996), and
                                                Treasurer (1994-present), National Securities & Research Corporation.
                                                Vice President, Phoenix Funds (1990-present) and Phoenix-Aberdeen
                                                Series Fund (1996-present). Vice President, the National Affiliated
                                                Companies (until 1993). Senior Vice President, Finance, Phoenix
                                                Securities Group, Inc. (1993-present). Senior Vice President and Chief
                                                Financial Officer (1993-1995) and Treasurer (1994-1995) W.S. Griffith &
                                                Co., Inc. and Townsend Financial Advisers, Inc. Senior Vice President and
                                                Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                (1996-Present).

Scott C. Noble (50)          Vice               Senior Vice President, Real Estate, Phoenix Home Life Mutual
                             President          Insurance Company (1991-present). Vice President, The Phoenix Edge
                                                Series Fund (1995-present). Director (1991-present), Chief Executive
                                                Officer (1991-present) and President (1991-1995), Phoenix Realty
                                                Advisors, Inc. Director, President and Chief Executive Officer, Phoenix
                                                Realty Investors, Inc. (1994-present). Director (1994-present) and Chief
                                                Executive Officer (1995-present), Phoenix Realty Securities, Inc.
                                                Director (1994-present), President (1994-present) and Chief Executive
                                                Officer (1995-present), Phoenix Realty Group, Inc. Director and
                                                Executive Vice President, Phoenix Real Estate Securities, Inc. (1993-
                                                present). Director (1991-present) and President (1993-present), Phoenix
                                                Founders, Inc.

Barbara Rubin (43)           Vice               Vice President, Real Estate (1995-present) and Managing Director,
                             President          Real Estate (1992-1995) Phoenix Home Life Mutual Insurance
                                                Company. Vice President, The Phoenix Edge Series Fund (1995-
                                                present). Director, Phoenix Home Life Federal Credit Union (1985-
                                                present). Chairperson, VNA Health Care, Inc. (1991-present). Vice
                                                President, Broad Park Development Corporation (until 1992). Vice
                                                President, Phoenix American Life Insurance Company (1994-present).
                                                Vice President, 238 Columbus Blvd. Inc. (1991-present). Director
                                                (1988-present), President (1988-1993) and Vice President (1993-
                                                present), Phoenix Founders, Inc. Vice President (1993-present),
                                                Phoenix Real Estate Securities, Inc. Executive Vice President, Phoenix
                                                Realty Advisors, Inc. (1991-1994). Executive Vice President, Phoenix
                                                Realty Group, Inc. (1994-present), President (1995-present), Executive
                                                Vice President (1994-1995), Phoenix Realty Securities, Inc. and
                                                Executive Vice President, Phoenix Realty Investors, Inc.
                                                (1994-present).

Leonard J. Saltiel (43)      Vice               Managing Director, Operations and Service (1996-present), Senior Vice
100 Bright Meadow Blvd.      President          President, (1994-1996), Phoenix Equity Planning Corporation. Phoenix
PO Box 2200                                     Funds Vice President, (1994-present), Phoenix Duff & Phelps Fund
Enfield, CT 06083-2200                          (1996-present), and National Securities & Research Corporation (1994-
                                                1996). Vice President, Investment Operations, Phoenix Home Life
                                                Mutual Insurance Company. Various positions with Phoenix Home Life
                                                Mutual Insurance Company (1987-1994).

                           Positions Held                            Principal Occupation(s)
Name, Address and Age      With the Fund                             During the Past 5 Years
-----------------------   ----------------   -------------------------------------------------------------------------
James D. Wehr (39)         Vice               Managing Director, Fixed Income (1996-present), Vice President
                           President          (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                              Fixed Income (1996-present), Vice President (1993-1996), National
                                              Securities & Research Corporation. Vice President, Phoenix Multi-
                                              Portfolio Fund (1988-present), Phoenix Series Fund (1990-present),
                                              The Phoenix Edge Series Fund (1991-present), Phoenix California Tax
                                              Exempt Bonds, Inc. (1993-present) and Phoenix Duff & Phelps
                                              Institutional Mutual Funds (1996-present). Managing Director, Public
                                              Fixed Income, Phoenix Home Life Insurance Company (1991-1995).
                                              Various positions with Phoenix Home Life Mutual Insurance Company
                                              (1981-1991).

Nancy G. Curtiss (44)      Treasurer          Treasurer (1996-present), Vice President, Fund Accounting (1994-1996),
                                              Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds (1994-
                                              present), Phoenix-Aberdeen Series Fund (1996-present), and Phoenix Duff
                                              & Phelps Institutional Mutual Funds (1996-present). Second Vice
                                              President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                              Insurance Company (1994-1995). Various positions with Phoenix Home
                                              Life Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (49)      Secretary          Vice President, Mutual Fund Customer Service, Phoenix Equity Planning
101 Munson Street                             Corporation (1996-present). Vice President, Transfer Agent Operations,
Greenfield, MA 01301                          Phoenix Equity Planning Corporation (1993-1996). Clerk, Phoenix
                                              Investment Counsel, Inc. (1995-present). Secretary, the Phoenix Funds
                                              (1993-present), and Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present). Clerk and Secretary, Phoenix-Aberdeen Series Fund
                                              (1996-present). Vice President and General Manager, Phoenix Home Life
                                              Mutual Insurance Company (1993-present). Assistant Vice President,
                                              Phoenix Home Life Mutual Insurance Company (1992-1993).

     For services rendered to the Fund for the fiscal year ended November 30, 1996, the Trustees received aggregate of $129,010. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Portfolios and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and interested Trustees of the Fund are compensated for their services by the Adviser and receive no compensation from the Fund. Any other interested person not compensated by the Adviser receives no fees from the Fund.



     For the Fund's last fiscal year, the Trustees received the following compensation:


                                                                                               Total
                                                                                           Compensation
                                                 Pension or                                From Fund and
                           Aggregate         Retirement Benefits        Estimated          Fund Complex
                          Compensation        Accrued as Part         Annual Benefits        11 Funds
        Name               From Fund          of Fund Expenses        Upon Retirement     Paid to Trustees
-----------------------   ---------------   ----------------------   ------------------   ------------------
C. Duane Blinn               $ 12,465*                                                         $ 60,500*
Robert Chesek                $ 10,880                                                          $ 53,500
E. Virgil Conway+            $ 12,690                                                          $ 61,750
Harry Dalzell-Payne+         $ 10,880                                                          $ 53,750
Francis E. Jeffries          $      0                                                          $      0
Leroy Keith, Jr.             $ 10,880               None                  None                 $ 53,500
Philip R. McLoughlin+        $      0             for any                for any               $      0
Everett L. Morris+           $ 10,215             Trustee                Trustee               $ 50,750

                                                                                             Total
                                                                                        Compensation
                                               Pension or                                From Fund and
                         Aggregate         Retirement Benefits        Estimated          Fund Complex
                        Compensation        Accrued as Part         Annual Benefits        11 Funds
       Name              From Fund          of Fund Expenses        Upon Retirement     Paid to Trustees
---------------------   ---------------   ----------------------   ------------------   ------------------
James M. Oates+             $11,940                                                          $58,000
Calvin J. Pedersen          $     0                                                          $     0
Philip R. Reynolds          $10,880                                                          $53,500
Herbert Roth, Jr.+          $13,355*                                                         $64,750
Richard E. Segerson         $12,360                                                          $60,250
Lowell P. Weicker           $12,465                                                          $60,500

-------------

*At the request of Messrs. Blinn and Roth, arrangements have been established to permit their compensation (and the earnings thereon) to be deferred until their retirement or resignation from the Board of Trustees, or their death or permanent disability.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

                            THE INVESTMENT ADVISERS

     The offices of Phoenix Investment Counsel, Inc., (PIC) are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. In addition to the Fund, the PIC also serves as investment adviser to The Phoenix Edge Series Fund (all Series other than Real Estate Securities Series and Aberdeen New Asia Series), Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (Strategic Theme Fund and Small Cap Fund) and as subadviser to Chubb America Fund, Inc., JNL Series Trust, and SunAmerica Series Trust among others. The offices of Phoenix Realty Securities, Inc. (PRS) are located at 38 Prospect Street, Hartford, Connecticut 06115. PRS was formed on August 25, 1994 and has no other account which it manages and no prior operating history.

     All of the outstanding stock of the PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Duff & Phelps Corporation. Prior to November 1, 1995, PIC and Equity Planning were indirect, wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. All of the outstanding stock of PRS is owned by Phoenix Realty Group, Inc. an indirect subsidiary of Phoenix Home Life. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06083-2200.

     David L. Albrycht, Matthew Considine, Jeanne H. Dorey, Michael E. Haylon, Timothy M. Heaney, Peter S. Lannigan, David Lui, Thomas S. Melvin, Jr., William
R. Moyer, William J. Newman and James D. Wehr, officers of the Fund, are officers of PIC. Scott C. Noble and Barbara Rubin, officers of the Fund, are officers of PRS. Mr. Philip R. McLoughlin, an officer and Trustee of the Fund, is a director of PIC and PRS. Michael E. Haylon and David R. Pepin, are directors of PIC.


     The investment advisory agreements provide that the Fund will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or PRS or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Fund), expenses of printing and mailing share certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Fund will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

     Each Portfolio will pay expenses incurred in its own operation and will also pay a portion of the Fund's general administration expenses allocated on the basis of the asset values of the respective Portfolios.


     For managing, or directing the management of the investments of each Portfolio, PIC is entitled to a fee for the Bond Portfolio, payable monthly, at the annual rate of 0.45% of the average of the aggregate daily net asset values of the Portfolio up to $1 billion; 0.40% of such value between $1 billion and $2 billion; and 0.35% of such value in excess of $2 billion. PIC is entitled to a monthly fee for the Mid Cap Portfolio, Emerging Markets Portfolio and International Portfolio at the annual rate of 0.75% of the average of the aggregate daily net asset values of each Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For managing or directing the investments of the Real Estate Portfolio, PRS is entitled to a fee payable monthly, at the annual rate of 0.75% of the average of the aggregate daily net asset values of the Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.


     The investment advisory agreements provide that the applicable adviser will reimburse the Fund for the amount, if any, by which the total operating and management expenses of any Portfolio (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of such Portfolio are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Portfolio of the Fund to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the applicable adviser to the Fund within five days after the end of each month. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation.

     For its services to the Bond, Mid Cap, International Portfolios and Emerging Markets Portfolios of the Fund during the fiscal year ended November 30, 1996, PIC received a fee of $5,476,008. For its services to the Real Estate Portfolio PRS during the year ended November 30, 1996, PRS received a fee of $168,177. Of these totals, PIC received fees from each Portfolio as follows:

                        1994            1995           1996
Mid Cap               $3,277,801      $3,394,485      $3,579,657
International          1,150,757       1,112,314       1,071,572
Bond                     735,312         669,273         646,989
Emerging Markets              --          19,244         177,790



     The investment advisory agreements also provide that each adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

     In accordance with the Sub-Advisory Agreement between the Fund and ABKB, ABKB is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Portfolio up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The sub-advisory agreement relating to the Real Estate Portfolio provides, among other things, that ABKB shall maintain certain records for the Portfolio, effectuate the purchase and sale of securities for the Portfolio and provide quarterly reports to the Trustees. In addition, ABKB provides investment research, advice and analysis to PRS, including, without limitation, initial and ongoing assessment of national, regional and specific real estate markets and real estate related equities, and detailed analysis of real estate investment trust assets considered for purchase and held by the Portfolio with respect to, among other things, local market conditions, fair market value, overall property condition, insurance coverages and deductibles, tenant composition and vacancies, compliance matters relating to zoning, handicap accessibility, environmental, and other applicable codes, and such other matters as PRS shall from time to time request.

     Provided it has been approved by a vote of the majority of the outstanding shares of a Portfolio of the Fund which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Portfolio so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Portfolio and (2) the terms and any renewal of the agreement with respect to such Portfolio have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Fund or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Fund or as to a Portfolio by the Trustees or by the relevant adviser and may be terminated as to a Portfolio by a vote of the majority of the outstanding shares of such Portfolio. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Fund will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

                            PORTFOLIO TRANSACTIONS

     In effecting portfolio transactions for the Fund, each adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

     Each adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Fund and may benefit both the Fund and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Fund.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.


     As described in the Prospectus, some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     For the fiscal years ended November 30, 1994, 1995 and 1996, brokerage commissions paid by the Fund on Portfolio transactions totaled $3,679,752, $3,531,634 and $3,104,255 respectively. Brokerage commissions of $2,699,578 paid during the fiscal year ended November 30, 1996, were paid on portfolio transactions aggregating $1,340,718,800 executed by brokers who provided research and other statistical and factual information.


     Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing each adviser as investment adviser to the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.


                       DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price. Short term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES

     The Prospectus includes information as to the offering price of shares of the Portfolios, the sales charge, if any, included in the offering price, and the minimum initial and subsequent investments which may be made in a Portfolio. Sales of shares are made through registered representatives of the National Distributor, Equity Planning, or through securities dealers with whom Equity Planning has sales agreements. Dealers purchase Class A shares at a discount from the applicable offering price, the maximum discount on transactions of less than $50,000 being 4.25%. The balance of the sales charge is retained by Equity Planning. Dealers receiving such discounts may be deemed "underwriters" within the meaning of that term under the Securities Act of 1933. Sales of shares are also made to customers of banks or bank-affiliated securities brokers with whom Equity Planning has sales agreements. Customers purchase shares at the applicable offering price. Out of the sales charge included in the offering price the securities broker is allowed an agency fee equal to the dealer discount on a like transaction through a dealer and the balance of the sales charge is retained by Equity Planning. The discount from the applicable offering price of agency fee is the same for all brokers or dealers.

     Where customers of a securities dealer or broker with whom Equity Planning has a sales agreement hold Class A shares of a Portfolio with an aggregate value of $50,000 or more, Equity Planning may pay to such securities dealer or securities broker from its own resources (which may include payments received from the Trust under the Distribution Plan) a fee equal to 0.25% on an annualized basis of the aggregate average daily net asset values of the shares of the Portfolio held by customers of such securities dealer or securities broker.

                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Each Portfolio is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Shares of all other Portfolios are sold subject to an initial sales charge or at net asset value per share.

     Class A Shares. An investor who pays an initial sales charge or purchases at net asset value acquires Class A shares. Class A shares are subject to an ongoing distribution fee at an annual rate of up to 0.25% of the Series' aggregate average daily net assets attributable to Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges.

     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B shares are subject to an ongoing distribution fee at an annual rate of up to 1.00% of the Portfolios' aggregate average daily net assets attributable to Class B shares. Class B shares permit the investor's payment to be invested in full from the time the investment is made. The higher ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to eliminate the higher distribution fee after the Distributor has been compensated for distribution expenses related to the Class B shares. See "Conversion Feature" below.


     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given such factors as the amount of the purchase, the length of time the investor expects to hold the shares, and whether the investor wishes to receive distributions in cash or to reinvest them in additional shares. Investors should consider whether, during the anticipated term of their investment in the Portfolio, the accumulated continuing distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and the extent to which such differential would be offset by the lower expenses attributable to Class A shares.

     Class A shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends. However, because initial sales charges are deducted at the time of purchase, Class A investors do not have all their funds invested initially and initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the term of the investment. However, such investors must weigh this consideration against the fact that, because of the initial Class A sales charges, not all of their funds will be invested initially.

     The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution fees and, in the case of Class B shares, from the proceeds of the ongoing distribution fees and the contingent deferred sales charge imposed upon redemptions within six years of purchase. Sales personnel of broker-dealers distributing a Portfolio's shares may receive differing compensation for selling Class A or Class B shares. The purpose and function of the contingent deferred sales charge and ongoing distribution fees with respect to the Class B shares are the same as those of the initial sale charge and ongoing distribution fees with respect to the Class A shares.

     Dividends paid by the Portfolio with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day, except that the higher distribution fees and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class and will result in a lower dividend.

     The Trustees of the Fund have determined that no conflict of interest will exist between the Class A and Class B shares. The Trustees shall, pursuant to their fiduciary duties under the Investment Company Act of 1940 and state law, monitor the question of Class A and Class B shares and seek to ensure that no such conflict arises.

Conversion Feature

     Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to eliminate the higher distribution fee after the Distributor has been compensated for distribution expenses related to the Class B shares.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of the Class B shares will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.


     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B shares does not result in any dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares, it might make additional distributions if doing so would assist in complying with the Trust's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

Immediate Investment

     In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Portfolio may also be made by wiring Federal Funds directly pursuant to the following instructions. (Federal Funds are monies held in a bank account with a Federal Reserve Bank.)


 (1) For initial investments, telephone the Fund at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.


 (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Portfolio of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

     An order for shares of a Portfolio purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

     Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to Equity Planning an Account Application.

                             SHAREHOLDER SERVICES

     Any shareholder desiring additional information concerning the Fund or any services offered by the Fund may call Equity Planning at 1-800-243-1574.

Open Account


     As a convenience to the shareholder, all shares of a Portfolio of the Fund registered in the shareholder's name are automatically credited to an Open Account maintained in book entry form for the shareholder on the books of the Fund by its sub-transfer agent, State Street Bank and Trust Company. An Open Account offers the shareholder ready access to the following options and services:

     Tax Reports. Shortly after the end of each calendar year the shareholder will receive information as to the Federal tax status of dividends and any capital gain distribution paid by the Portfolio during the year.

     Safekeeping of Shares. All shares of a Portfolio acquired by the shareholder will be credited to the shareholder's Open Account and recorded in book entry form by the Transfer Agent. Certificates previously acquired may be surrendered to the transfer agent; the surrendered certificates will be canceled and the shares represented thereby will continue to be credited to the Open Account of the shareholder.

     Investing by Mail. An Open Account provides a simple and convenient way of setting up a flexible investment program for the accumulation of shares of a Portfolio. At any time the shareholder may send to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN:
Phoenix Multi-Portfolio Fund, a check, payable to the order of Phoenix Multi-Portfolio Fund, for $25 or more to be used to purchase additional shares for his or her Open Account at the applicable offering price next determined after the check is received. Information as to the shareholder's account registration and account number should accompany each such investment.

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic section of the New Account Application, a shareholder may authorize the bank (the "Bank") named in the Application to draw $25 or more from the shareholder's personal checking account to be used to purchase additional shares of a Portfolio for the shareholder's Open Account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning by the bank on the date the Bank draws on the shareholder's account and will be used to purchase shares at the applicable offering price.


     The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or transfer agent that his or her registered representative shall not have this authority.

     Distribution Option. Each Portfolio currently declares all income dividends and all capital gain distributions payable in shares of the Portfolio or, at the option of the shareholder, in cash. By exercising a distribution option the shareholder may elect (1) to receive both dividends and capital gain distributions in additional shares or (2) to receive dividends in cash and capital gain distributions in additional shares or (3) to receive both dividends and capital gains distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder for a period of six months, the dividend or distribution will automatically be used to purchase additional shares for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000 or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account) may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested at net asset value in shares in a single account of another Portfolio or one of the other Phoenix Funds. Shareholders should obtain a current prospectus and consider the objectives and policies of each Portfolio, Series or Fund carefully before directing dividends and distributions to another Portfolio, Series or Fund. A shareholder who elects to receive all distributions in cash may also elect to have distribution checks mailed to another address or made payable to a payee other than the shareholder. However, if the check cannot be delivered due to invalid address information, the distribution option will be changed to share reinvestment. Dividends and distributions received in shares are credited to the shareholder's Open Account in full and fractional shares computed at the closing net asset value on the business day following the record date. The shareholder may change a distribution option at any time either by calling 800-243-1574 or by sending a letter signed by the registered owner(s) of the shares in the shareholder's Open Account to Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, ATTN: Phoenix Funds. Requests for directing distributions to an alternate payee must be made in writing with the registered owner(s) signature(s) guaranteed. To be effective with respect to a particular dividend or distribution, the new distribution option must be received by the transfer agent three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date for a dividend or distribution, the shareholder will receive cash for the dividend or distribution regardless of the shareholder's distribution option.

                                INVEST-BY-PHONE

     This expedited investment service enables a shareholder to purchase shares for the shareholder's account by requesting that funds be transferred from the shareholder's bank account. Once a request is phoned in, Equity Planning will initiate the purchase transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to State Street for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

     To establish this service, the shareholder should complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually in about two weeks), the shareholder may call toll free 800-367-5877 prior to 3:00 P.M. (New York time) to place a purchase request. Instructions as to the shareholder's account number and the amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for the proceeds of the redemption of shares of a Portfolio purchased via the Invest-by-Phone Service until the Fund has assured itself that good payment has been collected for the shares, which may take up to fifteen days.

     Phoenix Multi-Portfolio Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Exchange Privileges


     Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning.

     Subject to the above requirements for an exchange, a shareholder or his or her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").


     Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

     Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

     Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges of Class B shares offered by other Phoenix Funds, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

     The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.

     It is the policy of the Fund to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

     Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges


     Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold. Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.


     The Fund, and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instructions from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instruction entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

     If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Equity Planning, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200, ATTN:
Phoenix Funds. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


     Purchase and withdrawal plans and reinvestment and exchange privileges are described in the Prospectus. For further information, call Equity Planning at
(800) 243-1574.


                             HOW TO REDEEM SHARES

     Any holder of shares may require the Fund to redeem the shares at any time. The redemption price is the net asset value next determined following the receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, less such amount not in excess of 1% of such net asset value as the Trustees may determine. The Trustees do not presently intend to impose a redemption charge and shareholders will be given 60 days' notice of any change in this intention. However, Class B shares are subject to a contingent deferred sales charge upon a redemption of shares within six years of the date of purchase. Redemptions may be made in the following manner:


     By Mail. Non-certificated shares registered on the books of the Fund may be redeemed by submitting a written request for redemption to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. The redemption request must contain the name of the Portfolio, the shareholder(s)' account name(s) and number, the number of shares to be redeemed and the signature(s) of the registered shareholder(s). If the shares are registered in the name of individuals, singly, jointly or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, and the proceeds of the redemption do not exceed $50,000 and are to be paid to the registered owner(s) at the address of record, the signature(s) on the redemption request need not be guaranteed. Otherwise, the signature(s) must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker/ dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature notarized by a notary public is not acceptable. Shares represented by certificates in the possession of the shareholder may be redeemed by submitting a written request for redemption to Phoenix Funds, c/o State

Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, together with the certificates, duly endorsed by all persons in whose names the shares are registered, with signatures guaranteed, if required, in the manner described above. Signature(s) also must be guaranteed on any change of address request submitted in conjunction with a redemption request.


     Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor. Therefore, it is suggested that shareholders holding shares registered in other than individual names call 800-243-1574 prior to redemption to ensure that all necessary documents accompany the redemption request.


     By Telephone. Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 243-1574 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonable designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine.

     Telephone redemption orders received and accepted by Equity Planning on a day when Equity Planning is open for business, will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Equity Planning after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a redemption request received by telephone will normally be paid on the first business day following receipt of the request. If the amount of the redemption is $500 or more, the proceeds will be wired to the designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. The Telephone Redemption Privilege is not available to HR-10, IRA and 403(b)(7) Plans.

     By Check. (Bond Portfolio and Emerging Markets Portfolio Only) Any shareholder of the Bond Portfolio or Emerging Markets Portfolio may elect to redeem shares held in his or her Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.


     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The value of the shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders.


     The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. In as much as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Portfolio does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

     The Fund also maintains a continuous offer to repurchase its shares and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. Unless made in connection with an exchange of shares, a request for repurchase must be placed with a securities dealer or placed by a securities broker acting as agent for the customer and communicated by the dealer or broker to Equity Planning. The repurchase price is the net asset value next determined following the receipt of the request by Equity Planning, except that a repurchase order placed through a dealer or by a broker before the close of trading on the New York Stock Exchange on any day will be executed at the net asset value determined as of such close provided the dealer or broker communicates the order to Equity Planning prior to its close of business (normally 4:00 P.M. New York City time) on such day and subsequently confirms the order to Equity Planning in writing, time-stamping his confirmation with the time of the dealer's or broker's receipt of the order. It is the responsibility of dealers and brokers to communicate such orders. Dealers may be liable to investors for failing to do so. The offer to repurchase may be suspended at any time.

     Payment for shares redeemed is normally made within seven days after receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, and, if required, a proper signature guarantee. Payment for shares repurchased is normally made within seven days after receipt of the repurchase order and a duly executed stock power or other instrument of transfer, together with any outstanding certificate or certificates for such shares and, if required, a proper signature guarantee. However, if the Fund is requested to redeem or repurchase shares for which it has not yet received good payment, the mailing of a check for the proceeds of the redemption or repurchase may be delayed until the Fund has assured itself that good payment has been collected, which may take up to fifteen days. Although the mailing of a check for the proceeds of a redemption or repurchase may be delayed, the redemption price or repurchase price will be determined in the manner described above.

     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares of a Portfolio would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Portfolio. A shareholder receiving such securities would incur brokerage costs when he sold the securities.


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets during any other period permitted by order of the Securities and Exchange Commission. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for more information.


     A shareholder may receive more or less than the shareholder paid for his or her shares, depending on the net asset value of the shares at the time they are redeemed or repurchased.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


Qualification as a Regulated Investment Company ("RIC")

     As stated in the Prospectus, each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Portfolio fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Portfolio intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Portfolio so elects).

     The Code sets forth numerous criteria that must be satisfied in order for each Portfolio to qualify as a RIC. Among these requirements, each Portfolio must meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies (except to the extent provided in regulations not yet issued), or other income (including gains from options, futures or forward contracts) derived by the Portfolio with respect to its business of investing in stock, securities or currencies; and (2) less than 30% of the Portfolio's gross income must be derived from gains realized on the sale or other disposition of stock or securities (or other instruments) held for less than three months.

     In determining the Portfolio's gross income for purposes of the 30% test, any gain realized by the Portfolio on a hedged position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of any offsetting position in the hedge during the period that the hedge was outstanding. Thus, only the net gain (if any) from the hedge will be included in the computation of the 30% test. At the present time, however, it is not clear whether or to what extent such hedging exception will be available to the Portfolios' contemplated hedging transactions. To the extent that the hedging exception is not available, gains realized by the Portfolios from actual dispositions of futures or forward contracts or options will be included in the calculation of the 30% test if less than three months has elapsed between the date such instruments are acquired and the date of their sale. This provision may limit the Portfolios' ability to engage in such transactions.

     In the case of the International and Emerging Markets Portfolios, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.

     Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

     In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Portfolio will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends", discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax exempt income, with certain modifications. Each Portfolio intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

     Each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

     Each Portfolio intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Portfolio will so qualify and continue to maintain its status as a RIC. If a Portfolio were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

Taxation of Shareholders

     The Bond Portfolio expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Bond Portfolio will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes.) An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Bond Portfolio with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Bond Portfolio with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

     Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Bond Portfolio's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Portfolio to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Portfolio will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.

     Distributions by the Mid Cap, International, Real Estate and Emerging Markets Portfolios from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Portfolios. Similarly, any portion of the Bond Portfolio's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Bond Portfolio shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends- received deduction to the extent the Portfolios designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Portfolios will be qualifying dividend distributions. Distributions by a Portfolio that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

     Dividends declared by the Portfolios to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Portfolio prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Portfolio by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Portfolio on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.


     Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Portfolio's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Portfolio as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

     Shareholders should be aware that the price of shares of a Portfolio that are purchased prior to a dividend or distribution by the Portfolio may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

Foreign Tax Credit

     The International and Emerging Markets Portfolios may incur liability for foreign income and withholding taxes on investment income. These Portfolios intend to qualify for and make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Portfolios will be able to claim a credit or deduction on their U.S. federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Portfolio to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Portfolio.) The shareholders may claim a deduction or credit by reason of the Portfolio's election subject to the limitations imposed under Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Portfolio. Although the International and Emerging Markets Portfolios intend to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that they will be able to do so in the future.

Sale or Exchange of Portfolio Shares

     Gain or loss will be recognized by a shareholder upon the sale of his shares in a Portfolio or upon an exchange of his shares in a Portfolio for shares in another Portfolio. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Tax Information

     Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Backup Withholding

     The Portfolios may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolios or who, to a Portfolio's knowledge, have furnished an incorrect number.

Foreign Shareholders

     Dividends paid by a Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

     In addition to the federal income tax consequences, described above, applicable to an investment in a Portfolio, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Bond Portfolio may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Portfolio, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

     The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

                        TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Distributor and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that Distributor and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                                THE DISTRIBUTOR

     Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Fund's shares.


     The Fund and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares and the Fund has granted to Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks and bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Fund.


     For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Fund shares (see "Purchase of Shares" in the Prospectus) and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1994, 1995 and 1996, Equity Planning's gross commissions on sales of Fund shares totalled $3,280,958, $1,655,136 and $1,599,637, respectively. Of these amounts,
$2,912,614, $1,454,880 and $1,340,721, respectively, were paid to dealers with whom Equity Planning had sales agreements.

     Equity Planning also acts as Financial Agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of each Portfolio, at the following incremental annual rates:

First $100 million              .05%    plus a minimum fee
$100 million to $300 million    .04%
$300 million to $500 million    .03%
Greater than $500 million       .015%

     A minimum fee applies to each Portfolio as follows:

Mid Cap Portfolio                   $50,000
Emerging Markets Portfolio          $70,000
International Portfolio             $70,000
Real Estate Securities Portfolio    $70,000
Bond Portfolio                      $70,000

     In addition, Equity Planning is paid $12,000 for each class of shares of each Portfolio beyond one. Until December 31, 1996, Equity Planning's fee for these services was based on an annual rate of 0.03% of the Fund's aggregate daily net asset value. For services to the Fund during the fiscal years ended November 30, 1994, 1995 and 1996, the Financial Agent received fees of $231,177, $227,721 and $243,021, respectively.


     Equity Planning also acts as Transfer Agent of the Fund. As compensation, Equity Planning receives a fee equivalent to $19.25 for each designated daily dividend shareholder account and $14.95 for each designated non-daily dividend shareholder account. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


     Philip R. McLoughlin, a Trustee and officer of the Fund, is a director and officer of Equity Planning; David R. Pepin, an officer of the Fund, is a director of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen III, William R. Moyer, and Leonard J. Saltiel, officers of the Fund, are officers of Equity Planning.

                             PLANS OF DISTRIBUTION

     To permit the use of assets of a Portfolio to encourage activities primarily intended to result in the sale of shares of that Portfolio, the Fund has adopted distribution plans for the Portfolios (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan for shares sold subject to an initial sales charge was adopted on behalf of the Bond Portfolio on February 24, 1988, the Mid Cap Portfolio and the International Portfolio on August 23, 1989, Real Estate Portfolio on November 16, 1994, and the Emerging Markets Portfolio on February 15, 1995 by the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees"). It has been approved by the shareholders of each Portfolio. The Plan for Class B shares with respect to the Bond, Mid Cap and International Portfolios was adopted by the Board of Trustees of the Fund, including the Rule 12b-1 Trustees, on November 17, 1993. The Plans for Class B Shares with respect to the Real Estate and Emerging Markets Portfolios were adopted by the Board of Trustees, including the Rule 12b-1 Trustees, on November 16, 1994 and February 15, 1995, respectively.

     The Class A and Class B Plans authorize the payment by the Fund to the Distributor of a Portfolio's shares of amounts not exceeding 0.25% and 1.00% annually, respectively, of the Portfolio's average net assets for each year elapsed after the inception of the Plan. Although under no contractual obligation to do so, the Fund intends to make such payments to the Distributor
(1) as commissions for Portfolio shares sold, all or any part of which commissions will be paid by the Distributor upon receipt from the Fund to others who may be other dealers or registered representatives of the Distributor), (ii) to enable the Distributor to pay to such others maintenance or other fees in respect of a Portfolio's shares sold by them and remaining outstanding on the Fund's books during the period in respect of which the fee is paid and (iii) to enable the Distributor to pay to bank-affiliated securities brokers maintenance or other fees in respect of a Portfolio's shares purchased by their customers and remaining outstanding on the Fund's books during the period in respect of which the fee is paid; provided, however, that payments under (ii) and (iii) are subject to limits of 0.25% and 1.00% annually of the average daily net assets of the Class A or Class B shares respectively to which the payments relate. Payments, less the portion thereof paid by the Distributor to others, may be used by the Distributor for its expenses of distribution of a Portfolio's shares. If expenses of distribution of a Portfolio's shares exceed payments and any sales charges retained by the Distributor, the Fund is not required to reimburse the Distributor for excess expenses.

     Each Plan requires that at least quarterly the Trustees of the Fund review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Fund to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Fund and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan. For the fiscal year ended November 30, 1996 the Fund paid Rule 12b-1 Fees in the amount of $2,273,092, of which the Distributor received $508,107 and unaffiliated broker-dealers received $1,764,985. The Rule 12b-1 payments were used for (1) compensating dealers $2,217,930, (2) compensating sales and shareholder services personnel $40,471 and (3) compensating the Distributor for marketing materials $14,691. No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.


                            ADDITIONAL INFORMATION


     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W. Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.


FINANCIAL STATEMENTS


     Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended November 30, 1996 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated into this Statement of Additional Information by reference. A copy of the Annual Report must precede or accompany this Statement of Additional Information.


INDEPENDENT ACCOUNTANTS


     Price Waterhouse LLP with principal offices at 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.

[FRONT COVER]

P H O E N I X
ANNUAL REPORT
                                                       NOVEMBER 30, 1996


Phoenix

Multi-Portfolio Fund

Annual Report


               |    Tax-Exempt Bond Portfolio
               |    Mid Cap Portfolio
               |    International Portfolio
               |    Real Estate Securities Portfolio
               |    Emerging Markets Bond Portfolio




-----------------------------------------------------------
MUTUAL FUNDS, ANNUITIES AND INSURANCE PRODUCTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
------------------------------------------------------------


[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                   Table of Contents
                                                Page
The Tax-Exempt Bond Portfolio                      1

The Mid Cap Portfolio                              9

The International Portfolio                       16

The Real Estate Securities Portfolio              25

The Emerging Markets Bond Portfolio               32

Notes to Financial Statements                     39

PHOENIX TAX-EXEMPT BOND PORTFOLIO

MARKET AND PORTFOLIO REVIEW

Fund Description

   Phoenix Tax-Exempt Bond Portfolio invests in high-quality municipal securities and seeks to maximize both tax-exempt yield and after-tax total return. The Fund is well diversified geographically and stresses regions of the country with the most promising economic prospects.

Investment Environment

   Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in interest rates during this latest twelve-month reporting period. During December and January, the Federal Reserve cut the Fed Funds Rate in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Fed would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's condition. As more information became available, it became evident that the economy had grown robustly over the first half of 1996. During this period, interest rates were pushed higher as the financial markets had to consider the threat of future inflation.

   By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly more apparent and concerns over inflation declined. These signs of a slower economy allowed interest rates to fall for the remainder of the reporting period. In total, the yield on the bell weather 30-year Treasury bond ranged from as low as 5.95% to as high as 7.19% over the last twelve months. Despite all these market gyrations, the "long bond" finished the reporting period at 6.36% -- only 28 basis points higher than where it was one year ago.

   In the municipal market, lower-quality investment grade bonds ("BBB" and "A") outperformed higher-quality investment grade issues ("AA" and "AAA") over the last twelve months, as investors reached down the credit spectrum for higher yields. On the tax-reform front, the election results have calmed investor fears regarding any radical tax reform -- Bill Clinton was re-elected to another term and the Republicans maintained control of the Congress. Lastly, the limited supply of new tax-exempt issues was beneficial from a technical standpoint as demand for these securities continued to be strong.

Portfolio Review

   Despite a challenging bond market environment, the Fund posted solid gains over this latest reporting cycle. For the twelve-month period ended November 30, 1996, class A shares provided a total return of 4.30% and class B shares returned 3.60%. These results trailed the Lehman Brothers Municipal Bond Index, which returned 5.89% over the same period. All of these returns assume reinvestment of any distributions, but exclude the effect of sales charges.

   The Fund's focus on higher-quality credits held back performance during this latest fiscal reporting period. Despite the relative underperformance of top-tier investment-grade bonds, we continue to believe that the ongoing fiscal problems of many municipalities warrants a high-quality portfolio. Additionally, credit quality spreads remain narrow, making this an unfavorable environment to take municipal credit risk. As of November 30, 1996, 51% of the portfolio's assets were rated "AA" or higher, with maturities ranging from intermediate to long.

Outlook

   Moving forward, we believe that the outlook for the municipal bond market and our Fund appears favorable. At current rate levels, demand for tax-exempt securities from individuals should be strong as we head into tax season in the first quarter of 1997. Additionally, increasing investor caution regarding aggressive equity market valuations may lead to a reallocation of some funds into tax-exempt securities.

   In terms of geographic distribution, the Fund is currently emphasizing the mid-atlantic, midwest and oil patch states which look attractive from both an economic and fiscal perspective. Although the U.S. economy appears to be in excellent health, a number of states and municipalities continue to experience fiscal difficulties, making issuer selection a critical factor for success. As always, we will continue to focus on high credit quality assets for the Fund and carefully monitor the market for attractive investment opportunities.

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------
[LINE CHART]
                Lehman           Phoenix
                Brothers         Tax-Exempt
                Municipal         Bond Portfolio
                Bond Index*       -- Class A

7/15/88           10000              9525
11/30/88          10341              9924
11/30/89          11479             11128
11/30/90          12362             11850
11/30/91          13632             12954
11/30/92          15000             14498
11/30/93          16661             16353
11/30/94          15786             15118
11/30/95          18770             18122
11/30/96          19875             18903

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96

                                                From Inception  From Inception
                                                  7/15/88 to      3/16/94 to
                            1 Year     5 Years     11/30/96        11/30/96
--------------------------------------------------------------------------------
Class A with 4.75% sales
  charge                    -0.66%       6.81%       7.89%         --
--------------------------------------------------------------------------------
Class A at net asset value   4.30%       7.85%       8.52%         --
--------------------------------------------------------------------------------
Class B with CDSC           -0.35%      --          --              4.42%
--------------------------------------------------------------------------------
Class B at net asset value   3.60%      --          --              5.44%
--------------------------------------------------------------------------------
Lehman Brothers
  Municipal Bond Index*      5.89%       7.83%       8.49 %**       6.38%***
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/88 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 3/16/94) for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.

 **Index information from 6/30/88 to 11/30/96.

***Index information from 2/28/94 to 11/30/96.

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                       INVESTMENTS AT NOVEMBER 30, 1996

                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------  --------  ---------------
MUNICIPAL TAX-EXEMPT BONDS--96.8%
Alabama--0.7%
 Alabama Housing Finance Authority
  6.50%, '17                            Aaa(b)      $  970    $    999,866
                                                                 ---------
Alaska--0.9%
 Valdez Marine Terminal Revenue 7%,
  '25                                   AA           1,125       1,221,064
                                                                 ---------
Arizona--0.8%
 Pima County 6.75%, '15                 AAA            540         588,989
 Pima County Prerefunded 6.75%, '15     AAA            460         511,129
                                                                 ---------
                                                                 1,100,118
                                                                 ---------
Arkansas--1.4%
 Drew County 7.90%, '11                 Aaa(b)         406         438,666
 Jacksonville Housing 7.90%, '11        Aaa(b)         604         658,137
 Lonoke County Residential Housing
  7.90%, '11                            Aaa(b)         594         651,580
 Stuttgart Revenue 7.90%, '11           Aaa(b)         283         300,719
                                                                 ---------
                                                                 2,049,102
                                                                 ---------
California--8.1%
 California HFA Mortgage 7.75%, '17     AA-            270         285,484
 Pittsburg Redevelopment Series A
  4.625%, '21                           AAA          1,650       1,438,107
 Riverside County 8.625%, '16 (d)       AAA          4,300       5,667,830
 University of California Series C
  5.125%, '18                           AAA          4,300       4,101,641
                                                                 ---------
                                                                11,493,062
                                                                 ---------
Colorado--2.0%
 Arapahoe County Hwy Revenue 6.90%,
  '15                                   Baa(b)       2,500       2,767,500
                                                                 ---------
Connecticut--2.0%
 Mashantucket Pequot Tribe 144A
  6.50%, '05 (e)                        BBB          1,700       1,788,162
 Mashantucket Pequot Tribe 144A
  6.50%, '06 (e)                        BBB          1,000       1,048,920
                                                                 ---------
                                                                 2,837,082
                                                                 ---------
Florida--1.2%
 Martin County Indl. Cogeneration
  7.875%, '25                           BBB-         1,500       1,722,150
                                                                 ---------
Georgia--2.2%
 Fulton County Water and Sewer
  6.375%, '14                           AAA          1,000       1,123,320
 Georgia Electric Authority Series Z
  5.50%, '20                            AAA          2,000       2,028,900
                                                                 ---------
                                                                 3,152,220
                                                                 ---------
Illinois--6.0%
 Chicago Board of Education 6%, '20     AAA            500         537,340
 Chicago O'Hare International Airport
  8.85%, '18                            BB             890       1,009,687
 Chicago PCR (Peoples Light & Gas)
  7.50%, '15                            AA-          1,000       1,090,260
 Illinois Development Finance
  Authority 7.60%, '13 (d)              AA           2,000       2,202,880
 Illinois Health Facilities Authority
  7%, '08                               AAA          1,100       1,265,352
 Illinois Housing Development
  Authority Residual Series A 7%, '17   A+             780         803,135
 Metro Pier & Exposition 0%,
  '07 (c)                               Aaa(b)       1,470       1,589,599
 Metro Pier & Exposition 0%,
  '07 (c)                               Aaa(b)          30          31,889
                                                                 ---------
                                                                 8,530,142
                                                                 ---------
Indiana--2.1%
 Indianapolis Public Imp. 0%, '03       A(b)         2,500       1,863,200
 Indianapolis Public Imp. 0%, '05       Aa(b)        1,765       1,159,781
                                                                 ---------
                                                                 3,022,981
                                                                 ---------
Kentucky--2.6%
 Greater Kentucky Housing Assistance
  7.125%, '24                           AA-          1,000       1,050,070
 Kentucky Turnpike Authority 0%, '10    AAA          3,300       1,650,528
 Perry County Solid Waste Disposal
  Revenue 7%, '24                       NR           1,000       1,041,120
                                                                 ---------
                                                                 3,741,718
                                                                 ---------
Louisiana--1.9%
 East Baton Rouge Parish Series ST-A
  4.90%, '16                            AAA          1,000         921,480
 St. Charles Parish Revenue 7.50%,
  '21                                   AAA          1,250       1,383,188
 St. Mary Public Authority 7.625%,
  '12                                   Aaa(b)         163         176,090
 St. Tammany Public Authority 7%, '02   Aaa(b)         162         168,589
                                                                 ---------
                                                                 2,649,347
                                                                 ---------
Maryland--0.4%
 Baltimore G.O. 7%, '09                 AAA            500         591,700
                                                                 ---------
                      See Notes to Financial Statements

                                                                             3

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------
                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------  --------  ---------------

Massachusetts--6.6%
 Massachusetts Bay Transportation
  Authority 5.80%, '11                  A+          $2,000    $  2,116,560
 Massachusetts Bay Transportation
  Authority Series B 6.20%, '16         A+           1,000       1,101,300
 Massachusetts Indl. Fin. Agency 0%,
  '05                                   A            1,100         703,296
 Massachusetts State Health
  & Education Revenue
  3.10%, '13 (c)                        AAA          6,000       4,799,820
 Massachusetts State Series B 7%, '09   AAA            500         594,345
                                                                 ---------
                                                                 9,315,321
                                                                 ---------
Michigan--2.1%
 Western Townships Sewage Authority
  8.20%, '18                            BBB+         1,500       1,631,355
 Western Townships Sewage Authority
  6.50%, '19                            AAA          1,200       1,267,380
                                                                 ---------
                                                                 2,898,735
                                                                 ---------
Mississippi--1.2%
 Lowndes County Waste Disposal 6.80%,
  '22                                   A            1,450       1,678,027
                                                                 ---------
Nebraska--1.1%
 Nebraska Higher Education 6.70%, '02   A(b)         1,500       1,590,210
                                                                 ---------
Nevada--1.1%
 Clark County School District Series
  A 0%, '03                             AAA          2,000       1,484,320
                                                                 ---------
New Jersey--1.7%
 Atlantic City Improvement Authority
  8.875%, '10                           NR           1,000       1,096,490
 Camden County Municipal Utility 0%,
  '11                                   AAA          3,000       1,296,960
                                                                 ---------
                                                                 2,393,450
                                                                 ---------
New York--11.8%
 Erie County Water Authority 0%, '17    AAA            550         122,095
 New York City University Dormitory
  6.375%, '08                           BBB          1,000       1,056,770
 Niagara Falls 5.25%, '15               AAA          4,000       3,999,440
 Port Authority Revenue 6.75%, '11      NR           3,000       3,125,070
 Port Authority Revenue 6.125%, '94     AA-          5,000       5,374,500
 Triborough Bridge & Tunnel 6.625%,
  '12                                   A+             750         866,595
 Triborough Bridge & Tunnel 4.75%,
  '14                                   A+           2,250       2,128,545
                                                                 ---------
                                                                16,673,015
                                                                 ---------
North Carolina--1.1%
 North Carolina Municipal Power 6%,
  '09                                   AAA          1,385       1,503,681
                                                                 ---------
Pennsylvania--14.7%
 Pennsylvania Economic Development
  Series D 7.05%, '10                   BBB-         2,000       2,098,900
 Pennsylvania Economic Development
  9.25%, '22                            NR           6,000       5,677,980
 Pennsylvania Finance Authority
  6.60%, '09                            A            4,000       4,235,600
 Pennsylvania Financial Development
  6.75%, '07                            NR           3,000       3,096,390
 Pennsylvania Financial Development
  6.40%, '09                            NR           5,000       4,993,950
 Pittsburgh G.O. Series C 0%, '04       AAA          1,025         709,228
                                                                 ---------
                                                                20,812,048
                                                                 ---------
Tennessee--1.1%
 Met. Gov't Tennessee Health &
  Educational Facilities Board 6%,
  '16                                   AAA          1,500       1,620,780
                                                                 ---------
Texas--8.8%
 Alliance Airport Authority 7%, '11     BB+          1,100       1,231,780
 Austin Convention Center 8.25%, '14    AAA(b)         980       1,106,253
 Brazos River Authority 7.75%, '15      A-             750         804,225
 Brazos River Authority 7.625%, '19     A-           1,000       1,087,090
 Colorado River Water District 8.25%,
  '15                                   NR             540         616,756
 Harris County Toll Road Multimode
  8.125%, '17                           AAA            700         754,684
 La Vernia School District 5%, '22      AAA          1,125       1,048,118
 San Antonio Texas Electric & Gas 5%,
  '12                                   AA           2,000       1,947,560
 Texas State Technical College 6.25%,
  '09                                   AAA          1,250       1,386,125
 Texas Turnpike Authority 5%, '25       AAA          1,500       1,401,570
 Texas Water Resources Finance Agency
  7.625%, '08                           A              995       1,069,386
                                                                 ---------
                                                                12,453,547
                                                                 ---------
Utah--1.7%
 Intermountain Power Agency Series B
  7%, '21                               A+           1,250       1,331,338
 Intermountain Power Agency Series B
  7.50%, '21                            A+           1,000       1,061,980
                                                                 ---------
                                                                 2,393,318
                      See Notes to Financial Statements

4

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------
                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------  --------  ---------------

Virginia--4.4%
 Pittsylvania County Revenue Series A
  7.30%, '04                            NR          $1,000    $  1,037,630
 Pittsylvania County Revenue Series A
  7.45%, '09                            NR           3,000       3,159,690
 Upper Occoquan Sewer Authority
  5.15%, '20                            AAA          2,000       1,965,220
                                                                 ---------
                                                                 6,162,540
                                                                 ---------
Washington--1.3%
 Walla Walla Waste Recycling Revenue
  9.125%, '26                           NR           2,000       1,865,480
                                                                 ---------
West Virginia--2.2%
 Upshur Solid Waste Revenue 7%, '25     NR           2,000       2,089,360
 West Virginia Housing Development
  Fund 6.625%, '20                      AA           1,000       1,001,770
                                                                 ---------
                                                                 3,091,130
                                                                 ---------
Wisconsin--0.9%
 Wisconsin Clean Water Revenue
  6.875%, '11                           AA             750         868,215
 Wisconsin Housing & Development
  Authority 7.375%, '17                 A+             335         345,164
                                                                 ---------
                                                                 1,213,379
                                                                 ---------
Wyoming--0.5%
 Wyoming Community Development
  Authority 7.875%, '18                 AA             625         651,356
                                                                 ---------
Other Territories--2.2%
 Puerto Rico Commonwealth Aqueduct &
  Sewer 7.875%, '17                     AAA            500         541,070
 Puerto Rico Commonwealth Highway
  Revenue Series V 6.625%, '12          A            2,400       2,571,912
                                                                 ---------
                                                                 3,112,982
                                                                 ---------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
 (Identified cost $130,596,377)                                136,791,371
                                                                 ---------
SHORT-TERM OBLIGATIONS--1.5%
Commercial Paper--1.5%
 CIESCO 5.40%, 12-2-96                               2,160       2,159,676
                                                                 ---------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $2,159,676)                                    2,159,676
                                                                 ---------
TOTAL INVESTMENTS--98.3%
 (Identified cost $132,756,053)                                138,951,047(a)
 Cash and receivables, less liabilities--1.7%                    2,368,593
                                                                 ---------
NET ASSETS--100.0%                                            $141,319,640
                                                                 =========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,417,371 and gross depreciation of $2,170,887 for income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $132,704,563.
(b) As rated by Moody's, Fitch, or Duff & Phelp's.
(c) Variable or step coupon bond; interest rate reflects the rate currently in effect.
(d) Segregated as collateral for futures contracts.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amount to a value of $2,837,082 or 2.0% of net assets.

                      See Notes to Financial Statements

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $132,756,053)                              $138,951,047
Cash                                                                46,426
Receivables
 Interest                                                        2,668,556
 Fund shares sold                                                   11,862
                                                               -----------
  Total assets                                                 141,677,891
                                                               -----------

Liabilities
Payables
 Dividend distributions                                            140,857
 Fund shares repurchased                                            18,566
 Variation margin for futures contracts                             18,125
 Investment advisory fee                                            52,086
 Distribution fee                                                   31,847
 Transfer agent fee                                                 24,049
 Trustees' fee                                                      11,197
 Financial agent fee                                                 3,472
Accrued expenses                                                    58,052
                                                               -----------
  Total liabilities                                                358,251
                                                               -----------
Net Assets                                                    $141,319,640
                                                               ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $133,392,611
Distributions in excess of net investment income                  (117,605)
Accumulated net realized gain                                    1,867,140
Net unrealized appreciation                                      6,177,494
                                                               -----------
Net Assets                                                    $141,319,640
                                                               ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $136,558,079)             12,110,521

Net asset value per share                                           $11.28
Offering price per share
  $11.28/(1-4.75%)                                                  $11.84

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,761,561)                  420,739

Net asset value and offering price per share                        $11.32

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Interest                                                       $9,145,280
                                                              -----------
   Total investment income                                      9,145,280
                                                              -----------

Expenses
Investment advisory fee                                           646,989
Distribution fee--Class A                                         349,074
Distribution fee--Class B                                          41,458
Financial agent fee                                                43,133
Transfer agent                                                    159,941
Professional                                                       43,923
Printing                                                           33,814
Registration                                                       32,713
Trustees                                                           20,461
Custodian                                                          15,963
Miscellaneous                                                       1,515
                                                              -----------
   Total expenses                                               1,388,984
                                                              -----------
Net investment income                                           7,756,296
                                                              -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                   981,871
Net realized gain on futures contracts                            688,262
Net change in unrealized appreciation (depreciation) on
  investments                                                  (3,275,493)
                                                              -----------

Net loss on investments                                        (1,605,360)
                                                              -----------
Net increase in net assets resulting from operations           $6,150,936
                                                              ===========

                      See Notes to Financial Statements

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year                Year
                                                      Ended              Ended
                                                November 30, 1996  November 30, 1995
                                                ------------------ ------------------
From Operations
 Net investment income                              $7,756,296          $8,381,854
 Net realized gain                                   1,670,133             457,881
 Net change in unrealized appreciation
  (depreciation)                                    (3,275,493)         18,057,793
                                                    -----------        -----------
 Increase in net assets resulting from
  operations                                         6,150,936          26,897,528
                                                    -----------        -----------
From Distributions to Shareholders
 Net investment income--Class A                     (7,504,351)         (8,208,943)
 Net investment income--Class B                       (191,960)            (99,894)
 Distributions in excess of net investment
  income--Class A                                           --             (45,855)
 Distributions in excess of net investment
  income--Class B                                           --                (558)
 Net realized gains--Class A                                --            (482,063)
 Net realized gains--Class B                                --              (4,381)
                                                    -----------        -----------
 Decrease in net assets from distributions to
  shareholders                                      (7,696,311)         (8,841,694)
                                                    -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (7,599,558 and
  2,629,097 shares, respectively)                   84,574,148          29,051,453
 Net asset value of shares issued from
  reinvestment of distributions (371,771 and
  460,362 shares, respectively)                      4,153,807           4,987,475
 Cost of shares repurchased (8,830,124 and
  4,162,067 shares, respectively)                  (98,463,997)        (45,663,425)
                                                    -----------        -----------
   Total                                            (9,736,042)        (11,624,497)
                                                    -----------        -----------
Class B
 Proceeds from sales of shares (197,502 and
  166,058 shares, respectively)                      2,219,054           1,813,528
 Net asset value of shares issued from
  reinvestment of distributions (10,179 and
  5,729, respectively)                                 113,899              62,670
 Cost of shares repurchased (61,609 and 10,452
  shares, respectively)                               (695,116)           (114,346)
                                                    -----------        -----------
   Total                                             1,637,837           1,761,852
                                                    -----------        -----------
 Decrease in net assets from share
  transactions                                      (8,098,205)         (9,862,645)
                                                    -----------        -----------
 Net increase (decrease) in net assets              (9,643,580)          8,193,189
Net Assets
 Beginning of period                               150,963,220         142,770,031
                                                    -----------        -----------
 End of period (including distributions in
  excess of net investment income of
  ($117,605) and ($130,874), respectively)        $141,319,640        $150,963,220
                                                    ===========        ===========

                                        See Notes to Financial Statements

Tax-Exempt Bond Portfolio
 -----------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                      Class A
                                             ---------------------------------------------------------
                                                              Year Ended November 30,
                                                1996        1995        1994       1993        1992
                                            ----------- ----------- ----------- ----------- ----------
Net asset value, beginning of period            $11.40      $10.09      $11.58     $11.10     $10.66
Income from investment operations
 Net investment income                            0.60        0.61        0.65       0.60(4)    0.66(4)
 Net realized and unrealized gain (loss)         (0.12)       1.34       (1.49)      0.76       0.57
                                               --------   --------    --------    --------   --------
  Total from investment operations                0.48        1.95       (0.84)      1.36       1.23
                                               --------   --------    --------    --------   --------
Less distributions
 Dividends from net investment income            (0.60)      (0.61)      (0.65)     (0.60)     (0.66)
 Dividends from net realized gains                  --       (0.03)         --      (0.28)     (0.13)
                                               --------   --------    --------    --------   --------
  Total distributions                            (0.60)      (0.64)      (0.65)     (0.88)     (0.79)
                                               --------   --------    --------    --------   --------
Change in net asset value                        (0.12)       1.31       (1.49)      0.48       0.44
                                               --------   --------    --------    --------   --------
Net asset value, end of period                  $11.28      $11.40      $10.09     $11.58     $11.10
                                               ========   ========    ========    ========   ========
Total return(1)                                   4.30%      19.87%      -7.55%     12.79%     11.92%
Ratios/supplemental data:
Net assets, end of period (thousands)         $136,558    $147,821    $141,623   $171,272    $35,625
Ratio to average net assets of:
 Operating expenses                               0.94%       0.97%       0.96%      0.75%      0.78%
 Net investment income                            5.42%       5.65%       5.65%      5.33%      5.92%
Portfolio turnover                                  27%         25%         54%        62%       145%

                                                         Class B
                                             --------------------------------
                                                                     From
                                          Year Ended November 30, Inception
                                                                  3/16/94 to
                                               1996      1995      11/30/94
                                             --------  --------  -------------
Net asset value, beginning of period          $11.44    $10.12      $11.21
Income from investment operations
 Net investment income                          0.52      0.53        0.39
 Net realized and unrealized gain (loss)       (0.12)     1.35       (1.09)
                                             --------  --------    --------
  Total from investment operations              0.40      1.88       (0.70)
                                             --------  --------    --------
Less distributions
 Dividends from net investment income          (0.52)    (0.53)      (0.39)
 Dividends from net realized gains                --     (0.03)         --
                                             --------  --------    --------
  Total distributions                          (0.52)    (0.56)      (0.39)
                                             --------  --------    --------
Change in net asset value                      (0.12)     1.32       (1.09)
                                             --------  --------    --------
Net asset value, end of period                $11.32    $11.44      $10.12
                                             ========  ========    ========
Total return(1)                                 3.60%    19.07%      -6.42%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)         $4,762    $3,142      $1,147
Ratio to average net assets of:
 Operating expenses                             1.69%     1.72%       1.54%(2)
 Net investment income                          4.68%     4.90%       5.07%(2)
Portfolio turnover                                27%       25%         54%


(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.04, respectively.


                      See Notes to Financial Statements

PHOENIX MID CAP PORTFOLIO

Fund Description

  Phoenix Mid Cap Portfolio invests primarily in common stocks of medium-size U.S. companies which have the potential to provide long-term capital appreciation. More specifically, at least 65% of the Fund's total assets are invested in stocks which range in market capitalization from $1 billion to $10 billion.

Investment Environment

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market -- a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by market capitalization, large company stocks outperformed small- and mid-cap issues by wide margins during the fiscal year ended November 30, 1996.

Portfolio Review

  Aided by this long bull market, Phoenix Mid Cap Portfolio posted double digit gains over this latest reporting cycle. For the twelve months ended November 30, 1996, the Fund's class A shares provided a total return of 13.52% and class B shares returned 12.75%. Despite the solid results, the Fund trailed the Standard & Poor's MidCap 400 Index, which returned 18.77% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  Please note that this Fund has changed its market benchmark from the Standard & Poor's 500, an Index consisting primarily of large capitalization stocks, to that of the Standard & Poor's MidCap 400 Index. We believe that the S&P MidCap 400 Index, which is composed of medium-size companies with market capitalizations between $300 million and $5 billion, is more indicative of the type of stocks that are typically held in this Fund.

  During the fiscal year, Fund performance benefited from our strong stock selection in the energy and capital goods sectors as well as the portfolio's significant exposure to the solidly performing technology group. Individual stocks which provided impressive gains for the Fund included ENSCO International, Altera, Teleport Communications and OrNda Healthcorp. Negative contributors to performance over this same period included some of our health care and consumer cyclical holdings as well as the portfolio's underweighted positions in the consumer staples and financial sectors.

Outlook

  As we move closer to 1997, we continue to find investment opportunities in this extended bull market. Given this current environment of moderate economic growth and low inflation expectations, we are focusing on such compelling investment themes as Next Generation Semiconductors (technology), 21st Century Medicine (health care) and Energy Technology (energy). With the recent relative underperformance of smaller company stocks, we are also scouring this segment of the market for high-growth companies selling at attractive valuations. As of November 30, 1996, the Fund's asset allocation mix was 86% equities and 14% cash equivalents.

*Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for the market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

Mid Cap Portfolio

[LINE CHART]
               Phoenix
               Mid Cap                                              S&P
               Portfolio                                            Mid Cap
               --Class A                 S&P 500**                  400*
               ----------                ---------                  -------
11/1/89            9525                     10000                   10000
11/30/89           9800                     10206                   10221
11/30/90          11491                      9841                    9493
11/30/91          16177                     11849                   13482
11/30/92          18837                     14035                   16324
11/30/93          20521                     15450                   18373
11/30/94          20733                     15617                   18369
11/30/95          26511                     21396                   24335
11/30/96          30095                     27390                   28903

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96

                                                         From Inception   From Inception
                                                           11/1/89 to       7/18/94 to
                                     1 Year   5 Years       11/30/96         11/30/96
 ---------------------------------  --------  --------- ----------------  ----------------
Class A with 4.75% sales charge       8.12%    12.12%        16.84%           --
 ---------------------------------   -------   --------   --------------  ---------------
Class A at net asset value           13.52%    13.22%        17.65%           --
 ---------------------------------   -------   --------   --------------  ---------------
Class B with CDSC                     8.85%    --            --               16.10%
 ---------------------------------   -------   --------   --------------  ---------------
Class B at net asset value           12.75%    --            --               17.13%
 ---------------------------------   -------   --------   --------------  ---------------
S&P MidCap 400*                      18.77%    16.48%        16.16%           19.61%
 ---------------------------------   -------   --------   --------------  ---------------
S&P 500 Stock Index**                28.02%    18.25%        15.28 %          21.24%
 ---------------------------------   -------   --------   --------------  ---------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/18/94) for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 *The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion. Performance is calculated on a total return basis, as reported by Frank Russell Co. The S&P 400's performance does not reflect sales charges.

**The S&P 500 Stock Index is an unmanaged but commonly used measure of stock return performance. The S&P 500's performance does not reflect sales charges.

Mid Cap Portfolio

                       INVESTMENTS AT NOVEMBER 30, 1996

                                                      SHARES        VALUE
COMMON STOCKS--85.1%                               -----------  -------------
Airlines--0.5%
 Southwest Airlines Co.                               100,000    $ 2,475,000
                                                                 -----------
Banks--4.1%
 Fleet Financial Group, Inc.                          190,000     10,521,250
 Republic New York Corp.                              100,000      8,825,000
                                                                 -----------
                                                                  19,346,250
                                                                 -----------
Computer Software & Services--9.2%
 Netscape Communications Corp. (b)                    150,000      8,381,250
 Network General Corp. (b)                            300,000      7,256,250
 Parametric Technology Corp. (b)                      150,000      8,156,250
 Peoplesoft, Inc. (b)                                  90,000      8,235,000
 Rogue Wave Software, Inc. (b)                         20,000        257,500
 Security Dynamics Technologies, Inc. (b)             160,000      6,580,000
 Shiva Corp. (b)                                      100,000      4,125,000
                                                                 -----------
                                                                  42,991,250
                                                                 -----------
Diversified Financial Services--3.0%
 Associates First Capital Corp. Class A               110,000      5,321,250
 First USA, Inc.                                      260,000      8,547,500
                                                                -----------
                                                                  13,868,750
                                                                 -----------
Diversified Miscellaneous--0.9%
 Central Garden & Pet Company (b)                     185,000      4,000,625
                                                                 -----------
Electrical Equipment--1.8%
 General Signal Corp.                                 150,000      6,468,750
 Grainger (W.W.), Inc.                                 25,000      1,987,500
                                                                 -----------
                                                                   8,456,250
                                                                 -----------
Electronics--7.9%
 Altera Corp. (b)                                      49,000      3,699,500
 Analog Devices, Inc. (b)                             112,000      3,598,000
 C-Cube Microsystems, Inc. (b)                        125,000      5,453,125
 Linear Technology Corp.                               86,000      4,052,750
 LSI Logic Corp. (b)                                  240,000      7,230,000
 Maxim Integrated Products, Inc. (b)                   82,000      3,802,750
 Microchip Technology, Inc. (b)                        70,000      3,342,500
 S3, Inc. (b)                                         150,000      2,550,000
 Xilinx, Inc. (b)                                      80,000      3,510,000
                                                                 -----------
                                                                  37,238,625
                                                                 -----------
Food--1.4%
 Interstate Bakeries Corp.                            150,000      6,768,750
                                                                 -----------
Healthcare--Diversified--1.5%
 Warner-Lambert Co.                                   100,000      7,150,000
                                                                 -----------
Healthcare--Drugs--1.7%
 Genetics Institute, Inc. (b)                          50,000      3,400,000
 Genzyme Corp. (b)                                    200,000      4,550,000
                                                                 -----------
                                                                   7,950,000
                                                                 -----------
Hospital Management Services--4.9%
 Health Management Association, Inc. Class A (b)      221,000      4,889,625
 HEALTHSOUTH Corp. (b)                                155,000      5,831,875
 PhyCor, Inc. (b)                                     240,000      7,755,000
 Tenet Healthcare Corp. (b)                           200,000      4,475,000
                                                                 -----------
                                                                  22,951,500
                                                                 -----------
Insurance--3.3%
 Ace Ltd.                                             165,000      9,549,375
 Travelers/Aetna Property Casualty Corp.              165,000      5,692,500
                                                                 -----------
                                                                  15,241,875
                                                                 -----------
Lodging & Restaurants--2.9%
 Boston Chicken (b)                                   250,000      9,687,500
 Lone Star Steakhouse & Saloon (b)                    140,000      4,007,500
                                                                 -----------
                                                                  13,695,000
                                                                 -----------
Medical Products & Supplies--2.5%
 Boston Scientific Corp. (b)                          100,000      5,837,500
 OrNda HealthCorp (b)                                 200,000      5,825,000
                                                                 -----------
                                                                  11,662,500
                                                                 -----------
Metals & Mining--1.6%
 Phelps Dodge Corp.                                   100,000      7,262,500
                                                                 -----------
Natural Gas--2.6%
 Columbia Gas System, Inc.                             75,000      4,846,875
 Consolidated Natural Gas Co.                          80,000      4,570,000
 UtiliCorp United, Inc.                               100,000      2,687,500
                                                                 -----------
                                                                  12,104,375
                                                                 -----------
Oil Service & Equipment--11.5%
 BJ Services Co. (b)                                  165,000      7,878,750
 Diamond Offshore Drilling (b)                         10,000        637,500
 ENSCO International, Inc. (b)                        180,000      7,897,500
 Global Marine, Inc. (b)                              375,000      7,312,500
 Halliburton Co.                                       10,000        602,500
 Reading & Bates Corp. (b)                            220,000      6,380,000
 Rowan Companies, Inc. (b)                            300,000      7,087,500
 Smith International, Inc. (b)                        100,000      4,087,500
 Tidewater, Inc.                                      140,000      6,125,000
 Transocean Offshore, Inc.                            100,000      6,025,000
                                                                 -----------
                                                                  54,033,750
                                                                 -----------
Retail--3.4%
 Office Depot, Inc. (b)                               225,000      4,387,500
 Staples, Inc. (b)                                    300,000      5,925,000
 Toys "R" Us, Inc. (b)                                170,000      5,865,000
                                                                 -----------
                                                                  16,177,500
                                                                 -----------
Retail--Food--4.2%
 Albertson's, Inc.                                    200,000      6,975,000
 American Stores Co.                                  130,000      5,183,750
 Safeway, Inc. (b)                                    185,000      7,515,625
                                                                 -----------
                                                                  19,674,375
                                                                 -----------
Telecommunications Equipment--7.6%
 Ascend Communications, Inc. (b)                      120,000      8,535,000
 LCI International, Inc. (b)                          215,000      7,014,375
 Panamsat Corp. (b)                                   245,000      7,043,750
 Premisys Communications, Inc. (b)                    135,000      6,969,375
 Teleport Communications Group, Inc. Class A (b)      180,000      5,962,500
                                                                 -----------
                                                                  35,525,000
                                                                 -----------

                      See Notes to Financial Statements

Mid Cap Portfolio

                                      SHARES       VALUE
                                     ---------  --------------
Textile & Apparel--6.5%
 Jones Apparel Group, Inc. (b)       280,000    $  8,610,000
 Liz Claiborne, Inc.                 250,000      10,593,750
 Nautica Enterprises, Inc. (b)       180,000       5,760,000
 Tommy Hilfiger Corp. (b)            100,000       5,400,000
                                                ------------
                                                  30,363,750
                                                ------------
Utility--Electric--2.1%
 FPL Group, Inc.                      70,000       3,228,750
 Public Service Co. of Colorado      100,000       3,900,000
 Sierra Pacific Resources            100,000       2,862,500
                                                ------------
                                                   9,991,250
                                                ------------
TOTAL COMMON STOCKS
 (Identified cost $338,271,185)                  398,928,875
                                                ------------
WARRANTS--1.3%
Electronics--1.3%
 Intel Corp. Warrants (b)             70,000       6,142,500
                                                ------------
TOTAL WARRANTS
 (Identified cost $3,145,660)                      6,142,500
                                                ------------
TOTAL LONG-TERM INVESTMENTS--86.4%
 (Identified cost $341,416,845)                  405,071,375
                                                ------------

                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                       (Unaudited)    (000)        VALUE
                                       ------------   -------  ---------------
SHORT-TERM OBLIGATIONS--16.5%
Commercial Paper--10.7%
 Receivables Capital Corp.
  5.29%, 12-2-96                         A-1          $5,000      4,999,265
 Abbott Laboratories 5.25%,
  12-4-96                                A-1+          3,000      2,998,688
 Pfizer, Inc. 5.24%, 12-9-96             A-1+          5,000      4,994,178
 Exxon Imperial U.S., Inc.
  5.23%, 12-11-96                        A-1+          2,500      2,496,368

                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)        VALUE
                                       ------------  --------  ---------------
Commercial Paper--continued
 AlliedSignal, Inc. 5.25%, 12-13-96      A-1         $5,000    $  4,991,250
 General Electric Capital Corp. 5.25%,
  12-18-96                               A-1+         7,292       7,292,000
 Schering Corp. 5.25%, 12-18-96          A-1+         4,120       4,109,786
 Ameritech Capital Funding Corp.
  5.25%, 12-23-96                        A-1+         4,960       4,944,087
 Kellogg Co. 5.26%, 12-23-96             A-1+         4,625       4,610,133
 General Re Corp. 5.27%, 12-24-96        A-1+         5,500       5,481,481
 Receivables Capital Corp. 5.37%,
  1-16-97                                A-1          3,580       3,555,435
                                                                -----------
                                                                 50,472,671
                                                                -----------
Federal Agency Securities--4.7%
 Federal Home Loan Mortgage 5.70%, 12-2-96            2,670       2,669,577
 Federal National Mortgage Assoc.
  5.22%, 12-6-96                                      1,625       1,623,822
 Federal Home Loan Mortgage
  5.215%, 12-11-96                                    3,295       3,290,227
 Federal Home Loan Banks 5.22%, 12-19-96              9,965       9,939,091
 Federal Home Loan Mortgage 5.21%,
  12-23-96                                            4,460       4,445,800
                                                                -----------
                                                                 21,968,517
                                                                -----------
U.S. Treasury Bills--1.1%
 U.S. Treasury Bills 5.115%, 12-19-96                 5,000       4,987,213
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $77,428,401)                                   77,428,401
                                                                -----------
TOTAL INVESTMENTS--102.9%
 (Identified cost $418,845,246)                                 482,499,776(a)
 Cash and receivables, less liabilities--(2.9%)                 (13,427,473)
                                                                -----------
NET ASSETS--100.0%                                             $469,072,303
                                                                ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $67,142,817 and gross depreciation of $3,935,372 for federal income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $419,292,331.
(b) Non-income producing.

                      See Notes to Financial Statements

Mid Cap Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $418,845,246)                              $482,499,776
Short-term investments held as collateral for loaned
  securities                                                    29,424,800
Cash                                                                 1,792
Receivables
 Investment securities sold                                      5,333,732
 Fund shares sold                                                  110,887
 Dividends and interest                                            280,820
                                                               -----------
  Total assets                                                 517,651,807
                                                               -----------

Liabilities
Payables
 Investment securities purchased                                17,778,496
 Collateral on securities loaned                                29,424,800
 Fund shares repurchased                                           635,345
 Investment advisory fee                                           288,085
 Transfer agent fee                                                168,879
 Distribution fee                                                  106,623
 Financial agent fee                                                11,523
 Trustees' fee                                                      11,179
Accrued expenses                                                   154,574
                                                               -----------
  Total liabilities                                             48,579,504
                                                               -----------
Net Assets                                                    $469,072,303
                                                               ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $352,535,244
Accumulated net realized gain                                   52,882,529
Net unrealized appreciation                                     63,654,530
                                                               -----------
Net Assets                                                    $469,072,303
                                                               ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $451,473,543)             20,849,016

Net asset value per share                                           $21.65
Offering price per share
  $21.65/(1-4.75%)                                                  $22.73

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,598,760)                 826,400

Net asset value and offering price per share                        $21.30

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Interest                                                      $3,366,781
Dividends                                                      2,146,098
Security lending                                                 142,965
                                                             -----------
   Total investment income                                     5,655,844
                                                             -----------

Expenses
Investment advisory fee                                        3,579,657
Distribution fee--Class A                                      1,157,450
Distribution fee--Class B                                        143,076
Financial agent fee                                              143,186
Transfer agent                                                 1,116,125
Printing                                                         226,813
Custodian                                                         55,355
Registration                                                      51,707
Professional                                                      49,266
Trustees                                                          20,444
Miscellaneous                                                     27,584
                                                             -----------
   Total expenses                                              6,570,663
                                                             -----------
Net investment loss                                             (914,819)
                                                             -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               53,981,348
Net realized loss on foreign currency transactions                (5,591)
Net change in unrealized appreciation (depreciation) on
  investments                                                  7,327,088
                                                             -----------

Net gain on investments                                       61,302,845
                                                             -----------
Net increase in net assets resulting from operations         $60,388,026
                                                             ===========

                      See Notes to Financial Statements

Mid Cap Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                           Year               Year
                                                          Ended               Ended
                                                    November 30, 1996   November 30, 1995
                                                    ------------------  ------------------
From Operations
 Net investment income (loss)                             $(914,819)        $1,216,555
 Net realized gain                                       53,975,757         66,738,232
 Net change in unrealized appreciation
  (depreciation)                                          7,327,088         43,684,291
                                                       -----------         -----------
 Increase in net assets resulting from operations        60,388,026        111,639,078
                                                       -----------         -----------
From Distributions to Shareholders
 Net investment income--Class A                                  --         (1,350,030)
 Net investment income--Class B                                  --             (5,608)
 Net realized gains--Class A                            (63,370,772)       (17,010,194)
 Net realized gains--Class B                             (1,485,800)           (73,125)
                                                       -----------         -----------
 Decrease in net assets from distributions to
  shareholders                                          (64,856,572)       (18,438,957)
                                                       -----------         -----------
From Share Transactions
Class A
 Proceeds from sales of shares (4,975,113 and
  5,517,176 shares, respectively)                        98,337,401        105,808,213
 Net asset value of shares issued from
  reinvestment of distributions (3,203,933 and
  999,234 shares, respectively)                          59,432,948         17,312,320
 Cost of shares repurchased (9,465,735 and
  7,668,150 shares, respectively)                      (189,179,115)      (146,988,778)
                                                       -----------         -----------
   Total                                                (31,408,766)       (23,868,245)
                                                       -----------         -----------
Class B
 Proceeds from sales of shares (391,167 and
  452,091 shares, respectively)                           7,718,870          8,748,909
 Net asset value of shares issued from
  reinvestment of distributions (74,668 and 4,305,
  respectively)                                           1,371,654             74,521
 Cost of shares repurchased (138,583 and 41,778
  shares, respectively)                                  (2,722,739)          (853,309)
                                                       -----------         -----------
   Total                                                  6,367,785          7,970,121
                                                       -----------         -----------
 Decrease in net assets from share transactions         (25,040,981)       (15,898,124)
                                                       -----------         -----------
 Net increase (decrease) in net assets                  (29,509,527)        77,301,997
Net Assets
 Beginning of period                                    498,581,830        421,279,833
                                                       -----------         -----------
 End of period (including undistributed net
  investment income of $0 and $0, respectively)        $469,072,303       $498,581,830
                                                       ===========         ===========

                       See Notes to Financial Statements

Mid Cap Portfolio

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                     Class A
                                          --------------------------------------------------------------
                                                             Year Ended November 30,
                                             1996         1995          1994        1993         1992
                                          ----------- ------------ ------------- ----------- -----------
Net asset value, beginning of period         $22.03       $18.03        $18.70      $17.95       $16.61
Income from investment operations(5)
 Net investment income (loss)                 (0.03)(1)     0.05(1)       0.11        0.11         0.15
 Net realized and unrealized gain              2.53         4.74          0.10        1.44         2.41
                                            --------     --------     --------     --------    --------
  Total from investment operations             2.50         4.79          0.21        1.55         2.56
                                            --------     --------     --------     --------    --------
Less distributions
 Dividends from net investment income            --        (0.06)        (0.10)      (0.13)       (0.21)
 Dividends from net realized gains            (2.88)       (0.73)        (0.78)      (0.67)       (1.01)
                                            --------     --------     --------     --------    --------
  Total distributions                         (2.88)       (0.79)        (0.88)      (0.80)       (1.22)
                                            --------     --------     --------     --------    --------
Change in net asset value                     (0.38)        4.00         (0.67)       0.75         1.34
                                            --------     --------     --------     --------    --------
Net asset value, end of period               $21.65       $22.03        $18.03      $18.70       $17.95
                                            ========     ========     ========     ========    ========
Total return(2)                               13.52%       27.87%         1.03%       8.94%       16.44%
Ratios/supplemental data:
Net assets, end of period (thousands)      $451,474     $487,674      $419,760    $426,027     $234,472
Ratio to average net assets of:
 Operating expenses                            1.35%        1.42%         1.36%       1.34%        1.40%
 Net investment income (loss)                 (0.17)%       0.28%         0.59%       0.64%        0.93%
Portfolio turnover                              242%         218%          227%        174%         287%
Average commission rate paid(6)             $0.0504          N/A           N/A         N/A          N/A

                                                         Class B
                                          -------------------------------------
                                                                        From
                                                                     Inception
                                                                      7/18/94
                                          Year Ended November 30,        to
                                              1996         1995       11/30/94
                                            --------     --------     --------
Net asset value, beginning of period         $21.85       $17.97        $17.68
Income from investment operations(5)
 Net investment income (loss)                 (0.18)(1)    (0.12)(1)     (0.01)
 Net realized and unrealized gain              2.51         4.75          0.30
                                            --------     --------     --------
  Total from investment operations             2.33         4.63          0.29
                                            --------     --------     --------
Less distributions
 Dividends from net investment income            --        (0.02)           --
 Dividends from net realized gains            (2.88)       (0.73)           --
                                            --------     --------     --------
  Total distributions                         (2.88)       (0.75)           --
                                            --------     --------     --------
Change in net asset value                     (0.55)        3.88          0.29
                                            --------     --------     --------
Net asset value, end of period               $21.30       $21.85        $17.97
                                            ========     ========     ========
Total return(2)                               12.75%       26.92%         1.64%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)       $17,599      $10,908        $1,519
Ratio to average net assets of:
 Operating expenses                            2.11%        2.18 %        2.05%(3)
 Net investment income (loss)                 (0.92)%      (0.58)%       (0.23)%(3)
Portfolio turnover                              242%         218 %         227 %
Average commission rate paid(6)             $0.0504          N/A           N/A

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX INTERNATIONAL PORTFOLIO

Fund Description

   The Fund generally invests in quality stocks with strong managements, solid growth prospects and attractive relative valuations. We believe that earnings growth is the primary factor which drives stock prices and will place emphasis on markets and stocks where relative earnings growth is strongest. We will sell a stock that no longer looks attractive relative to the growth and valuation of its market or peer group, that has surpassed the top of its valuation range, or that sees a fundamental deterioration in its business prospects. This disciplined approach allows the Fund to continually emphasize securities that will provide stronger growth potential over the long-term.

World Markets

   Most foreign equity markets have produced excellent returns over the last twelve months, despite a rising U.S. dollar. In addition to the continued strong performance in the U.S., Europe also stood out. Almost all European markets benefited from corporate restructuring, falling interest rates, and the likelihood of more shareholder-friendly policies. Additionally, countries such as Germany, Sweden, Finland and the United Kingdom have been further bolstered by share buybacks and M&A activity.

   Despite a strong start, Japan's performance over this reporting period has been a major disappointment. Poor corporate earnings growth and a weak domestic economy led to a serious deterioration in investor sentiment. In contrast to Japan, other Far East countries such as Taiwan, Malaysia, Indonesia and Hong Kong posted stellar gains during this twelve-month period.

   Lastly, most Latin American markets moved higher over this reporting period, earning double digit returns. An improved economic outlook, lower interest rates and strong capital inflows served as catalysts for this solid performance. As measured in U.S. dollars, Venezuela, Brazil and Argentina were among the best performing countries in this region, while Chile and Peru were among the laggards.

Portfolio Review

   The Phoenix International Portfolio posted strong results over this reporting cycle. For twelve months ended November 30, 1996, class A shares returned 19.03% and class B shares returned 18.16%. These results compared very favorably to the Morgan Stanley International EAFE Index, which gained 12.09% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

   During the fiscal year, Fund performance benefited from the portfolio's modest overweighting in Europe and its underweighted position in Japan. Strong stock selection in Europe and our continued focus on such themes as Corporate Restructuring and Growth in Services also boosted results. Other positive contributors included our recent overweighting of certain Asian countries, particularly Hong Kong and Taiwan, as well as the Fund's use of currency hedges.

Outlook

   After a dismal first half in 1996, European economic growth is beginning to improve. We expect 1997 GDP to grow at about 2.5%, but it is unlikely that demand will be strong enough to exert much upward pressure on interest rates until late in the year. Except for the United Kingdom and a few smaller European countries, unemployment is showing no signs of declining. Moreover, the pressure on governments to cut spending will continue to be a drag on growth going forward. This, coupled with both public and private sector restructuring, means it will be even more important to focus on those companies that are making the difficult choices that will deliver value to their shareholders.

   In Japan, the outlook for 1997 is also modest. It appears that most globally active companies in this country have already done as much restructuring as possible without a radical philosophical change towards "U.S. style restructuring." This would entail layoffs and unfriendly takeovers, supported by government deregulation and tax-reform, and it is doubtful that this type of change will occur in the near term. On the positive side, the potential for improved economic growth in the rest of the world could tighten overall capacity and allow even the weakest Japanese companies to improve their profit margins. We will continue to monitor Japan's economy for signs of improvement, but currently see better prospects elsewhere.

   In Asia, we remain very positive on Hong Kong's near-term outlook. As a country, we believe that Hong Kong will remain self-confident immediately prior to and after the

International Portoflio

handover to China on June 30, 1997. We also expect Taiwan and Malaysia to continue to do well. However, our outlook for Singapore is rather negative due to slowing economic growth and a lack of choice in this market. We are also concerned about the prospects for India and Thailand, given their weak governments and the severe structural changes needed to turn around both economies.

   In Latin America, Mexico and Argentina are seeing economic re-acceleration after the severe recession of 1995 and early 1996. While this is clearly good news, flawed economic reform processes still remain and are now causing problems in Brazil. The Fund intends to have exposure to this region, but potential currency depreciation may limit prospective gains. Since other emerging countries may provide better opportunities, we will look for new markets which can provide above-average economic and earnings growth.

   Overall, we expect foreign markets to continue to perform well in 1997 due to low interest rates, improved economic growth, and corporate restructuring efforts. If world economic growth begins to accelerate dramatically, we will increase the Fund's exposure to economically sensitive stocks. At present, however, we continue to focus on themes that should provide secular growth and hence, strong performance. Moving forward, we believe the Fund is well positioned for the coming new year.

International Portfolio

[LINE CHART]

           MSCI              EAFE             Phoenix
           EAFE              Excluding        International
           Index*            Japan            Portfolio-
                                              Class A
           ------            ---------        -------------

11/1/89    10000             10000              9525
11/30/89   10505             10493              9943
11/30/90    8230             11221              9868
11/30/91    8946             11982             10684
11/30/92    8251             12209              9625
11/30/93   10284             15583             11989
11/30/94   11841             16977             13568
11/30/95   12776             19853             14127
11/30/96   14321**           24498             16816

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96

                                                         From Inception   From Inception
                                                           11/1/89 to       7/15/94 to
                                     1 Year   5 Years       11/30/96         11/30/96
 ---------------------------------------------------------------------------------------
Class A with 4.75% sales charge      13.38%     8.44%         7.62%          --
 ---------------------------------------------------------------------------------------
Class A at net asset value           19.03%     9.49%         8.36%          --
 ---------------------------------------------------------------------------------------
Class B with CDSC                    14.16%    --            --               6.87%
 ---------------------------------------------------------------------------------------
Class B at net asset value           18.16%    --            --               8.01%
 ---------------------------------------------------------------------------------------
The Morgan Stanley Capital
  International EAFE Index*          12.09%     9.87%         5.20 %**        7.52%***
 ---------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge
(CDSC), which is applicable on all shares redeemed during the 1st year after 'purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Morgan Stanley Capital International EAFE Index is an unmanaged but commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges.

 **Index information from 10/31/89 to 11/30/96.

***Index information from 6/30/94 to 11/30/96.

International Portfolio


                       INVESTMENTS AT NOVEMBER 30, 1996

                                                 SHARES        VALUE
                                               ----------- --------------
COMMON STOCKS--89.1%
Belgium--2.1%
 Barco Industries NV (Electronics)                 6,450    $ 1,113,684
 Credit Communal Holding/Dexia (Banks) (b)        20,000      1,818,182
                                                            -----------
                                                              2,931,866
                                                            -----------
Brazil--1.5%
 Telebras Sponsored ADR (Utility-Telephone)       29,000      2,196,750
                                                            -----------
France--8.9%
 AXA SA (Insurance)                               24,931      1,498,457
 BIC SA (Miscellaneous)                            9,850      1,474,878
 Cardif SA (Insurance)                            11,500      1,772,585
 Carrefour Supermarche (Retail-Food)               2,510      1,550,427
 Louis Dreyfus Citrus (Food) (b)                  33,000      1,117,145
 Pathe SA (Publishing, Broadcasting, Printing
  & Cable) (b)                                     4,174        975,047
 Rexel SA (Wholesale & Distribution)               3,354      1,000,561
 Salomon SA (Entertainment, Leisure & Gaming)     15,000      1,321,181
 Sommer-Allibert (Auto & Truck Parts)             24,000        666,335
 Thomson CSF (Aerospace & Defense)                42,101      1,361,555
                                                            -----------
                                                             12,738,171
                                                            -----------
Germany--4.5%
 Adidas AG (Textile & Apparel)                    22,850      1,984,565
 BASF AG (Chemical)                               50,000      1,850,563
 SGL Carbon AG (Chemical)                         20,400      2,508,360
                                                            -----------
                                                              6,343,488
                                                            -----------
Hong Kong--13.8%
 Cheung Kong Holdings Ltd. (Real Estate)         448,000      3,939,990
 Dao Heng Bank Group Ltd. (Banks)                208,000        987,274
 Great Eagle Holdings Ltd. (Real Estate)         182,000        755,587
 Guoco Group Ltd. (Diversified Financial
  Services)                                      266,000      1,448,344
 Henderson China Holding Ltd. (Real Estate)          780          1,957
 Henderson Land Development Co. Ltd. (Real
  Estate)                                        468,000      4,706,027
 Hutchison Whampoa Ltd. (Conglomerates)          469,000      3,624,256
 Hysan Development Co. Ltd. (Real Estate)        364,000      1,391,128
 New World Development Co. Ltd. (Real Estate)    192,000      1,297,465
 Sun Hung Kai Properties Ltd. (Real Estate)      125,000      1,551,992
                                                            -----------
                                                             19,704,020
                                                            -----------
Indonesia--1.5%
 PT Semen Gresik (Building & Materials)          500,000      1,524,520
 Wicaksana Overseas International (Wholesale
  & Distribution)                                520,000        587,633
                                                            -----------
                                                              2,112,153
                                                            -----------
Italy--6.5%
 Fila Holding SPA ADR (Textile & Apparel)         44,800      3,315,200
 Gucci Group NV (Textile & Apparel)               19,600      1,428,658
 Gucci Group NV-NY (Textile & Apparel)            24,800      1,819,700
 Parmalat Finanziaria SPA (Food)                 343,000        537,735
 Saipem SPA (Engineering & Construction)         165,200        764,431
 Stet-Societa Finanziaria Telefonica SPA
  (Utility-Telephone)                            327,000      1,390,093
                                                            -----------
                                                              9,255,817
                                                            -----------
Japan--9.8%
 Canon, Inc. (Office & Business Equipment)        71,000      1,497,364
 Circle K Japan Co. Ltd. (Retail-Food)            32,000      1,434,095
 Hitachi Maxell (Electronics)                     36,000        743,409
 Honda Motor Co. Ltd. (Autos & Trucks)            63,000      1,860,105
 Keyence Corp. Ltd. (Electronics)                  8,800      1,067,135
 Nintendo Corp. Ltd. (Entertainment, Leisure
  & Gaming)                                       21,500      1,520,870
 Nippon Television Network (Publishing,
  Broadcasting, Printing & Cable)                  2,500        751,318
 Takeda Chemical Industries (Health
  Care-Drugs)                                     85,000      1,665,641
 TDK Corp. (Electronics)                          24,000      1,547,979
 Toyota Motor Corp. (Autos & Trucks)              47,000      1,284,446
 Xebio Co. Ltd. (Retail)                          19,000        659,490
                                                            -----------
                                                             14,031,852
                                                            -----------
Malaysia--3.1%
 Commerce Asset Holding Berhad (Banks)           192,000      1,466,113
 Renong Berhad (Engineering & Construction)      800,000      1,474,975
 United Engineers Ltd. (Building & Materials)    161,000      1,458,714
                                                            -----------
                                                              4,399,802
                                                            -----------
Mexico--2.6%
 Apasco SA de CV (Building & Materials)          188,000      1,247,856
 Grupo Carso (Conglomerates)                     286,000      1,452,733
 Grupo Industrial Maseca SA de CV (Food)         779,800        968,021
                                                            -----------
                                                              3,668,610
                                                            -----------
Netherlands--4.8%
 Ahrend Groep NV (Office & Business
  Equipment)                                      23,079      1,191,088
 IHC Caland (Oil Service & Equipment)             29,400      1,646,877
 Oce-Van Der Grinten NV-Venlo (Office &
  Business Equipment)                             10,000      1,090,171
 Samas Groep-CVA (Office & Business
  Equipment)                                      16,668        665,947

                       See Notes to Financial Statements
                                                                              19

International Portfolio
                                                 SHARES         VALUE
                                                -------      ------------
Netherlands--continued
 VNU-Verenigd Bezit (Publishing,
  Broadcasting, Printing & Cable)                106,700    $  2,177,930
                                                             -----------
                                                               6,772,013
                                                             -----------
Norway--1.0%
 Storebrand ASA (Insurance) (b)                  245,000       1,462,698
                                                             -----------
Peru--1.0%
 Telefonica Del Peru SA (Utility-Telephone)      693,541       1,360,568
                                                             -----------
Portugal--1.8%
 Cimpor-Cimentos de Portugal SA (Building &
  Materials)                                      64,000       1,338,231
 Portugal Telecom SA (Utility-Telephone)          47,300       1,255,725
                                                             -----------
                                                               2,593,956
South Korea--1.0%
 Daegu Bank (Banks)                               75,060         909,331
 Hana Bank (Banks)                                19,240         253,408
 Hana Bank New Common (Banks) (b)                  9,007         110,908
 Shinhan Bank (Banks)                              8,460         150,636
                                                             -----------
                                                               1,424,283
                                                             -----------
Spain--1.7%
 Empresa Nacional de Electricidad SA
  (Utility-Electric)                              16,700       1,128,378
 Telefonica de Espana (Utility-Telephone)         59,700       1,309,251
                                                             -----------
                                                               2,437,629
                                                             -----------
Sweden--2.1%
 Frontec AB (Computer Software & Services) (b)    90,400       1,643,024
 Nordbanken AB (Banks)                            47,000       1,330,354
                                                             -----------
                                                               2,973,378
                                                             ------------
Switzerland--5.6%
 Ares-Serono Group B (Health Care-Drugs)           1,370       1,281,318
 CS Holding AG Registered Shares (Banks)          14,000       1,491,592
 Sandoz AG (Health Care-Diversified)               1,910       2,223,420
 Stratec Holding AB Reg. B (Medical Products
  & Supplies) (b)                                  1,230       1,539,507
 Swiss Reinsurance-Reg. (Insurance)                1,300       1,420,487
                                                             ------------
                                                               7,956,324
                                                             ------------
Taiwan--0.0%
 China Bills Finance Corp. (Commercial
  Finance) (b)                                    70,345          64,233
                                                             ------------
United Kingdom--15.1%
 Astec (BSR) PLC (Electronics)                   437,000       1,167,585
 Barclays PLC (Diversified Financial
  Services)                                       88,000       1,513,494
 British Aerospace PLC (Aerospace & Defense)     140,500       2,731,617
 Carlton Communications PLC (Publishing,
  Broadcasting, Printing & Cable)                196,000       1,653,369
 Compass Group PLC (Lodging & Restaurants)       237,300       2,418,458
 Granada Group PLC (Entertainment, Leisure &
  Gaming)                                        132,000       1,917,560
 Lloyds TSB Group PLC (Diversified Financial
  Services)                                      220,000       1,524,954
 Next PLC (Retail)                               140,000       1,385,649
 Shell Transport & Trading Co. PLC (Oil)         126,000       2,094,001
 Siebe PLC (Electrical Equipment)                136,000       2,169,921
 WPP Group PLC (Advertising)                     788,000       2,919,745
                                                             ------------
                                                              21,496,353
                                                             ------------
United States--0.7%
 Latin American Discovery Fund, Inc.
  (Multi-Industry) (b)                            82,000       1,066,000
                                                             ------------

TOTAL COMMON STOCKS
 (Identified cost $107,997,123)                              126,989,964
                                                             ------------
PREFERRED STOCKS--1.2%
Germany--0.6%
 Porsche AG (Autos & Trucks)                       1,100         862,338
                                                             ------------
United Kingdom--0.6%
 Egypt Investment Co. (Multi-Industry) (b)        73,000         839,500
                                                             ------------
TOTAL PREFERRED STOCKS
 (Identified cost $1,510,729)                                  1,701,838
                                                             ------------
TOTAL LONG-TERM INVESTMENTS--90.3%
 (Identified cost $109,507,852)                              128,691,802
                                                             ------------
                                 STANDARD
                                 & POOR'S     PAR
                                  RATING     VALUE
                                (Unaudited)  (000)          VALUE
SHORT-TERM OBLIGATIONS--6.5%    ----------- --------    ------------
Commercial Paper--6.4%
 AlliedSignal, Inc. 5.28%,
  12-2-96                           A-1      $1,985       1,984,709
 Receivables Capital Corp.
  5.30%, 12-2-96                    A-1       3,500       3,499,485
 Du Pont (E.I.) de Nemours &
  Co. 5.27%, 12-9-96                A-1+        185         184,784
 Corporate Receivables Corp.
  5.27%, 12-10-96                   A-1         420         419,447
 Du Pont (E.I.) de Nemours &
  Co. 5.30%, 12-10-96               A-1+        355         354,530
 McKenna Triangle National
  Corp. 5.26%, 12-18-96             A-1+      1,020       1,017,466
 Heinz (H.J.) Co. 5.24%,
  12-30-96 (c)                      A-1       1,690       1,682,866
                                                       --------------
                                                          9,143,287
Federal Agency Securities--0.1%                        --------------
 Federal National Mortgage Assoc. 5.23%,
  12-19-96                                      175         174,543
TOTAL SHORT-TERM OBLIGATIONS                           --------------
 (Identified cost $9,317,830)                             9,317,830
TOTAL INVESTMENTS--96.8%                               --------------
 (Identified cost $118,825,682)                         138,009,632(a)
 Cash and receivables, less liabilities--3.2%             4,469,080
                                                       --------------
NET ASSETS--100.0%                                     $142,478,712
                                                       ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,497,344 and gross depreciation of $1,396,144 for federal income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $118,908,432.
(b) Non-income producing.
(c) Segregated as collateral for foreign currency contracts.

                      See Notes to Financial Statements

International Portfolio

                INDUSTRY DIVERSIFICATION
  As a Percentage of Total Value of Long-Term
                       Investments
                       (Unaudited)
Advertising                                        2.3%
Aerospace & Defense                                3.2
Auto & Truck Parts                                 0.5
Autos & Trucks                                     3.1
Banks                                              6.6
Building & Materials                               4.3
Chemical                                           3.4
Commercial Finance                                 0.1
Computer Software & Services                       1.3
Conglomerates                                      4.0
Diversified Financial Services                     3.5
Electrical Equipment                               1.7
Electronics                                        4.4
Engineering & Construction                         1.7
Entertainment, Leisure & Gaming                    3.7
Food                                               2.0
Health Care-Diversified                            1.7
Health Care-Drugs                                  2.3
Insurance                                          4.8
Lodging & Restaurants                              1.9
Medical Products & Supplies                        1.2
Miscellaneous                                      1.1
Multi-Industry                                     1.5
Office & Business Equipment                        3.5
Oil                                                1.6
Oil Service & Equipment                            1.3
Publishing, Broadcasting, Printing & Cable         4.3
Real Estate                                       10.6
Retail                                             1.6
Retail-Food                                        2.3
Textile & Apparel                                  6.6
Utility-Electric                                   0.9
Utility-Telephone                                  5.8
Wholesale & Distribution                           1.2
                                                  ------
                                                 100.0%
                                                  ======

                      See Notes to Financial Statements

International Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $118,825,682)                              $138,009,632
Foreign currency at value
  (Identified cost $106,834)                                       103,121
Cash                                                                 3,320
Receivables
 Investment securities sold                                      6,270,237
 Dividends and interest                                            133,754
 Fund shares sold                                                  150,190
 Tax reclaim                                                        65,534
Net unrealized appreciation on forward currency contracts          451,182
                                                               -----------
  Total assets                                                 145,186,970
                                                               -----------

Liabilities
Payables
 Investment securities purchased                                 2,282,763
 Fund shares repurchased                                           100,997
 Closed foreign currency contracts                                   1,206
 Investment advisory fee                                            86,384
 Transfer agent fee                                                 77,000
 Distribution fee                                                   32,886
 Trustees' fee                                                      11,179
 Financial agent fee                                                 3,455
Accrued expenses                                                   112,388
                                                               -----------
  Total liabilities                                              2,708,258
                                                               -----------
Net Assets                                                    $142,478,712
                                                               ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest              $108,023,599
Undistributed net investment income                              2,213,316
Accumulated net realized gain                                   12,613,904
Net unrealized appreciation                                     19,627,893
                                                               -----------
Net Assets                                                    $142,478,712
                                                               ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $135,524,109)              9,362,310
Net asset value per share                                           $14.48
Offering price per share
  $14.48/(1-4.75%)                                                  $15.20

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,954,603)                  489,172
Net asset value and offering price per share                        $14.22

                           STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1996

 Investment income
Dividends                                                      $2,235,516
Interest                                                          665,080
Foreign taxes withheld                                           (191,453)
                                                              -----------
   Total investment income                                      2,709,143
                                                              -----------

Expenses
Investment advisory fee                                         1,071,572
Distribution fee--Class A                                         344,573
Distribution fee--Class B                                          50,471
Financial agent fee                                                42,863
Transfer agent                                                    388,848
Custodian                                                         194,890
Printing                                                           74,431
Professional                                                       45,311
Registration                                                       30,931
Trustees                                                           20,443
Miscellaneous                                                      14,490
                                                              -----------
   Total expenses                                               2,278,823
                                                              -----------

Net investment income                                             430,320
                                                              -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                12,620,342
Net realized gain on foreign currency transactions              2,078,957
Net change in unrealized appreciation (depreciation)
  on investments                                                9,051,592
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions              672,084
                                                              -----------

Net gain on investments                                        24,422,975
                                                              -----------
Net increase in net assets resulting from operations          $24,853,295
                                                              ===========

                      See Notes to Financial Statements

International Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                          Year               Year
                                                          Ended              Ended
                                                    November 30, 1996  November 30, 1995
                                                    -----------------  ------------------
From Operations
 Net investment income                                    $430,320           $313,901
 Net realized gain                                      14,699,299            202,864
 Net change in unrealized appreciation
  (depreciation)                                         9,723,676          4,460,307
                                                       -----------        -----------
 Increase in net assets resulting from operations       24,853,295          4,977,072
                                                       -----------        -----------
From Distributions to Shareholders
 Net realized gains--Class A                              (365,795)       (11,650,763)
 Net realized gains--Class B                                (9,318)          (157,020)
                                                       -----------        -----------
 Decrease in net assets from distributions to
  shareholders                                            (375,113)       (11,807,783)
                                                       -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (11,106,013 and
  3,960,774 shares, respectively)                      151,805,606         46,334,510
 Net asset value of shares issued from
  reinvestment of distributions (27,365 and
  967,317 shares, respectively)                            332,491         10,969,371
 Cost of shares repurchased (12,375,802 and
  7,623,764 shares, respectively)                     (169,679,302)       (89,077,200)
                                                       -----------        -----------
   Total                                               (17,541,205)       (31,773,319)
                                                       -----------        -----------
Class B
 Proceeds from sales of shares (357,180 and
  171,608 shares, respectively)                          4,778,686          2,007,010
 Net asset value of shares issued from
  reinvestment of distributions (673 and 10,925
  shares, respectively)                                      8,087            123,448
 Cost of shares repurchased (138,908 and 70,364
  shares, respectively)                                 (1,858,546)          (821,816)
                                                       -----------        -----------
   Total                                                 2,928,227          1,308,642
                                                       -----------        -----------
 Decrease in net assets from share transactions        (14,612,978)       (30,464,677)
                                                       -----------        -----------
 Net increase (decrease) in net assets                   9,865,204        (37,295,388)
Net Assets
 Beginning of period                                   132,613,508        169,908,896
                                                       -----------        -----------
 End of period (including undistributed net
  investment income and distributions in excess of
  net investment income of $2,213,316 and
  ($295,961), respectively)                           $142,478,712       $132,613,508
                                                       ===========        ===========

                      See Notes to Financial Statements

International Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                        Class A
                                                ----------------------------------------------------------
                                                                Year Ended November 30,
                                                  1996        1995         1994        1993       1992
                                               ----------------------- ------------  --------- ----------
Net asset value, beginning of period             $12.20      $12.63       $11.16      $ 8.96     $10.90
Income from investment operations(5)
 Net investment income (loss)                      0.04(1)     0.03(1)     (0.01)         --       0.11
 Net realized and unrealized gain (loss)           2.28        0.42         1.48        2.20      (1.10)
                                                 --------    --------     --------    --------   --------
  Total from investment operations                 2.32        0.45         1.47        2.20      (0.99)
                                                 --------    --------     --------    --------   --------
Less distributions
 Dividends from net investment income                --          --           --          --      (0.12)
 Dividends from net realized gains                (0.04)      (0.88)          --          --      (0.64)
 Distribution in excess of accumulated net
   investment income                                 --          --           --          --      (0.19)
                                                 --------    --------     --------    --------   --------
  Total distributions                             (0.04)      (0.88)          --          --      (0.95)
                                                 --------    --------     --------    --------   --------
Change in net asset value                          2.28       (0.43)        1.47        2.20      (1.94)
                                                 --------    --------     --------    --------   --------
Net asset value, end of period                   $14.48      $12.20       $12.63      $11.16     $ 8.96
                                                 ========    ========     ========    ========   ========
Total return(2)                                   19.03%       4.12%       13.17%      24.55%     -9.91%
Ratios/supplemental data:
Net assets, end of period (thousands)            $135,524   $129,352     $167,918    $91,196    $26,188
Ratio to average net assets of:
 Operating expenses                                1.57%       1.70%        1.47%       1.78%      1.97%
 Net investment income (loss)                      0.33%       0.23%        0.20%      (0.04)%     0.85%
Portfolio turnover                                  151%        236%         186%        191%        82%
Average commission rate paid(6)                   $0.0205       N/A          N/A         N/A        N/A

                                                                Class B
                                               ------------------------------------------
                                                Year Ended November 30,   From Inception
                                                                            7/15/94 to
                                                   1996         1995         11/30/94
                                               ------------------------ ----------------
Net asset value, beginning of period              $12.07       $12.60         $12.80
Income from investment operations(5)
 Net investment income (loss)                      (0.05)(1)    (0.07)(1)      (0.01)
 Net realized and unrealized gain (loss)            2.24         0.42          (0.19)
                                                 --------     --------       --------
  Total from investment operations                  2.19         0.35          (0.20)
                                                 --------     --------       --------
Less distributions
 Dividends from net investment income                 --           --             --
 Dividends from net realized gains                 (0.04)       (0.88)            --
 Distribution in excess of accumulated net
   investment income                                  --           --             --
                                                 --------     --------       --------
  Total distributions                              (0.04)       (0.88)            --
                                                 --------     --------       --------
Change in net asset value                           2.15        (0.53)         (0.20)
                                                 --------     --------       --------
Net asset value, end of period                    $14.22       $12.07         $12.60
                                                 ========     ========       ========
Total return(2)                                    18.16%        3.28%         -1.56%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)             $6,955       $3,261         $1,991
Ratio to average net assets of:
 Operating expenses                                 2.31%        2.50%          1.93%(3)
 Net investment income (loss)                      (0.39%)      (0.61%)         0.36%(3)
Portfolio turnover                                   151%         236%           186%
Average commission rate paid(6)                  $0.0205          N/A            N/A


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX REAL ESTATE SECURITIES PORTFOLIO

Fund Description

  Phoenix Real Estate Securities Portfolio invests in marketable securities of publicly-traded real estate investment trusts (REITs) and companies that develop, acquire, operate, and/or manage real estate located primarily in the United States.

Investment Environment

  Since our last shareholders report some six months ago, the real estate markets have continued to stabilize. Leasing activity, rents, and market values all moved ahead as the economy continued to improve and overall construction activity supplied less space than required by increased demand. Transaction prices in the private real estate markets shot up, with capitalization rates falling by at least one-half of a percentage point. In some regions, market prices on existing properties are beginning to approach replacement cost, leading to investor concerns of overbuilding in some sectors.

  Performance by property type sector has varied considerably over this reporting period. The apartment sector, which enjoyed the recovery in advance of most other property types, has experienced more modest rental rate growth as market vacancy rates have reached equilibrium. In the office sector, we continue to see declines in vacancy rates -- at least a 2% drop in 1996 -- and strong gains in rental rates. Concerns about oversupply in the retail sector have reduced investor demand. However, construction in this sector has finally slowed and there has been increased interest in certain categories, including regional malls and anchored community centers. Full-service hotels have seen limited new construction, continued strong demand and very high occupancy levels. By comparison, economy hotels are experiencing significant overbuilding and accompanying deterioration in occupancy levels and room rates.

  As measured by the NAREIT Equity Index, real estate securities posted a strong 29.21% return over the past twelve months. The best performing property sectors during this period were office and hotel REITs. However, all sectors other than outlet center REITs generated very attractive returns. Stock prices were propelled upward by strong growth in funds from operations resulting from positive trends in occupancy levels and rental rates, and by expanding market capitalizations generated from both significant capital inflows and aggressive acquisition programs.

  The real estate securities market has continued to expand at a dramatic pace, notwithstanding the modest volume of IPOs over the past twelve months. Growth has been driven by strong performance of the held assets and by an active secondary market. Year-to-date, there have been 87 equity offerings raising a total of $8.9 billion. In addition, unsecured debt offerings have raised another $3.3 billion.

Portfolio Review

  Phoenix Real Estate Securities Portfolio posted strong returns over this fiscal reporting period. For twelve months ended November 30, 1996, the Fund's class A shares returned 29.20% and class B earned 28.25%. During the same period, the NAREIT Equity Index recorded a total return of 29.21%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  The Fund's investment strategy is to focus on market sectors which have strong underlying fundamentals and prospects for growth in excess of market averages over the intermediate- and long-term. We also look for sectors that are significantly undervalued on a risk-adjusted basis. Three of the targeted sectors are apartment, hotel, and office/industrial REITs.

  The Fund has been consistently overweighted in the apartment sector, which we believe will offer stable earnings growth and reduced risk. Apartment REITs, as a group, have had strong earnings growth over the last two years, yet their stock prices have failed to keep pace with the broader REIT averages due to investor fears of overbuilding.

  We have also been significantly overweighted in the hotel sector, which has posted very strong returns over this reporting period. Our outlook for hotels remains positive, given the limited amount of new construction in the full service sector which comprises the bulk of the product held by REITs represented in the Fund.

  Finally, the Fund has had an increasing allocation to the office/industrial sector, which participated in the overall real estate recovery later than other property types and

Real Estate Securities Portfolio

currently has strong upside potential. Office/industrial REITs were among the top performers in 1996.

   The Fund has maintained a neutral posture with respect to regional mall REITs which significantly outperformed this year. At the same time, we remained underweighted in strip retail REITs because of concerns of underlying market fundamentals. Strip retail REITs have generated market-based returns year-to-date.

Outlook

   Looking ahead, we anticipate continued strong performance in the REIT market for a number of reasons. First, the underlying markets are continuing to strengthen and, with construction levels lower than projected demand in nearly all property types, the outlook remains very positive. Second, there is increasing interest by both individual and institutional investors in REIT stocks. We attribute this to increased liquidity, attractive current yields, and a view held by some that REITs could provide a 'safe haven' for equity investors in 1997. Lastly, the increases in REIT prices experienced during 1996 have been more or less in line with the increases in funds from operation, and accordingly, multiples have not been driven up in line with the broader markets.

   Over the long-term, we expect to see continued growth in total market capitalization, although limited if any growth in the numbers of companies as focus on efficiencies of scale leads to more mergers and larger companies. Nineteen companies today have market capitalizations in excess of $1 billion. We expect that number will grow to as many at 40 companies by the year 2000. The Fund will attempt to take advantage of this trend by focusing on market dominant companies that have the potential to significantly increase in size because they are positioned to acquire smaller private and public companies. We will also continue to look for smaller undervalued companies that are attractive takeover candidates for some of the larger REITs.

Real Estate Securities Portfolio

[LINE CHART]
                                     Phoenix           Phoenix
                                     Real Estate       Real Estate
                                     Securities        Securities
                                     Portfolio         Portfolio
                    NAREIT*          -- Class A        -- Class B
                    -------          ----------        ----------
  3/1/95            10000              9525            10000
11/30/95            10903             10463            10921
11/30/96            14087             13519            13606

[/LINE CHART]

Average Annual Total Returns
for Periods Ending 11/30/96                   From Inception
                                                 3/1/95 to
                                     1 Year      11/30/96
-------------------------------------------------------------------------
Class A with 4.75% sales charge      23.11%       18.80%
-------------------------------------------------------------------------
Class A at net asset value           29.20%       22.16%
-------------------------------------------------------------------------
Class B with CDSC                    24.25%       19.24%
-------------------------------------------------------------------------
Class B at net asset value           28.25%       21.23%
-------------------------------------------------------------------------
NAREIT Index*                        29.21%       21.59%
-------------------------------------------------------------------------

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. This chart assumes an initial gross investment of $10,000 made on 3/1/95 (inception of the Fund) for Class A and B shares.
The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The National Association of Real Estate Investment Trusts (NAREIT) Equity
 Index is a commonly used, unmanaged indicator of REIT performance. The index does not reflect sales charges.

Real Estate Securities Portfolio

                        INVESTMENTS AT NOVEMBER 30, 1996

                                              SHARES        VALUE
                                             --------  ----------------
COMMON STOCKS--100.7%
REAL ESTATE INVESTMENT TRUSTS--97.2%
COMMERCIAL--24.0%
Office/Industrial--17.8%
 Arden Realty Group, Inc. (b)                  6,300     $   151,987
 Beacon Properties Corp.                      15,400         487,025
 Cali Realty Corp.                             4,500         127,125
 CarrAmerica Realty Corp.                     11,800         306,800
 Duke Realty Investments, Inc.                28,800       1,033,200
 Highwoods Properties, Inc.                   46,300       1,423,725
 Spieker Properties, Inc.                     38,700       1,185,188
 Weeks Corp.                                  28,600         811,525
                                                         -----------
                                                           5,526,575
                                                         -----------
Storage--6.2%
 Public Storage, Inc.                         29,000         735,875
 Shurgard Storage Centers, Inc. Class A       14,500         398,750
 Storage USA, Inc.                            21,300         804,075
                                                         -----------
                                                           1,938,700
                                                         -----------
TOTAL COMMERCIAL                                           7,465,275
                                                         -----------
HEALTH CARE--6.1%
 Health Care Properties Inv., Inc.            23,300         795,112
 Nationwide Health Properties, Inc.           49,000       1,090,250
                                                         -----------
                                                           1,885,362
                                                         -----------
RESIDENTIAL--31.2%
Apartments--27.5%
 Avalon Properties, Inc.                      24,900         638,063
 Bay Apartments Community, Inc.               29,600         962,000
 Camden Property Trust                        17,900         494,487
 Columbus Realty Trust                         7,300         155,125
 Equity Residential Properties Trust          23,600         946,950
 Evans Withycombe Residential, Inc.           44,200         900,575
 Irvine Apartment Communities, Inc.           33,000         804,375
 Merry Land & Investment Co.                  53,200       1,064,000
 Oasis Residential, Inc.                      29,900         627,900
 Post Properties, Inc.                        26,800       1,035,150
 United Dominion Realty Trust                 63,500         936,625
                                                         -----------
                                                           8,565,250
                                                         -----------
Manufactured Homes--3.7%
 Manufactured Home Communities                23,700         474,000
 Sun Communities, Inc.                        21,600         688,500
                                                         -----------
                                                           1,162,500
                                                         -----------
TOTAL RESIDENTIAL                                          9,727,750
                                                         -----------
RETAIL--35.9%
Community/Neighborhood--9.9%
 Developers Diversified Realty Corp.          23,800         800,275
 Federal Realty Investment Trust              21,100         548,600
 Kimco Realty Corp.                           21,850         636,381
 Regency Realty Corp.                         12,000         288,000
 Vornado Realty Trust                         17,900         807,738
                                                         -----------
                                                           3,080,994
                                                         -----------
Factory Outlet--2.6%
 Chelsea G.C.A. Realty, Inc.                  26,100         822,150
                                                         -----------
Hotels--14.4%
 Capstar Hotel Company (b)                    38,900         714,787
 FelCor Suite Hotels, Inc.                    34,100       1,214,813
 Patriot American Hospitality                 37,400       1,416,525
 Starwood Lodging Trust                       23,700       1,131,675
                                                         -----------
                                                           4,477,800
                                                         -----------
Regional Malls--9.0%
 Rouse Co.                                    11,400         302,100
 Simon DeBartolo Group, Inc.                  52,808       1,445,619
 Taubman Centers, Inc.                        77,800         904,425
 The Macerich Company                          6,300         146,475
                                                         -----------
                                                           2,798,619
                                                         -----------
TOTAL RETAIL                                              11,179,563
                                                         -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Identified cost $25,830,868)                            30,257,950
                                                         -----------
REAL ESTATE OPERATING COMPANIES--3.5%
Hotels--3.5%
 Host Marriott Corp. (b)                      63,900         974,475
 Red Roof Inns, Inc. (b)                       7,400         116,550
                                                         -----------
                                                           1,091,025
                                                         -----------
TOTAL REAL ESTATE OPERATING COMPANIES
 (Identified cost $989,401)                                1,091,025
                                                         -----------
TOTAL COMMON STOCKS
 (Identified cost $26,820,269)                            31,348,975
                                                         -----------
TOTAL INVESTMENTS--100.7%
 (Identified cost $26,820,269)                            31,348,975(a)
 Cash and receivables, less liabilities--(0.7%)             (218,726)
                                                         -----------
NET ASSETS--100.0%                                       $31,130,249
                                                         ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,645,702 and gross depreciation of $118,955 for federal income tax purposes. At November 30, 1996 the aggregate cost of securities for federal income tax purposes was $26,822,228.
(b) Non-income producing.

                      See Notes to Financial Statements

Real Estate Securities Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $26,820,269)                               $31,348,975
Receivables
 Investment securities sold                                       342,456
 Fund shares sold                                                 127,088
 Dividends and interest                                            19,274
                                                              -----------
  Total assets                                                 31,837,793
                                                              -----------

Liabilities
Payables
 Custodian                                                        550,421
 Fund shares repurchased                                           50,153
 Investment advisory fee                                           21,046
 Trustees' fee                                                     11,179
 Distribution fee                                                  11,054
 Transfer agent fee                                                 5,541
 Financial agent fee                                                  758
Accrued expenses                                                   57,392
                                                              -----------
  Total liabilities                                               707,544
                                                              -----------
Net Assets                                                    $31,130,249
                                                              ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $25,810,385
Undistributed net investment income                               192,599
Accumulated net realized gain                                     598,559
Net unrealized appreciation                                     4,528,706
                                                              -----------
Net Assets                                                    $31,130,249
                                                              ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $22,871,669)              1,741,170

Net asset value per share                                          $13.14
Offering price per share
  $13.14/(1-4.75%)                                                 $13.80

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,258,580)                 630,374

Net asset value and offering price per share                       $13.10

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Dividends                                                    $1,304,929
Interest                                                         13,332
                                                             -----------
   Total investment income                                    1,318,261
                                                             -----------

Expenses
Investment advisory fee                                         168,177
Distribution fee--Class A                                        45,025
Distribution fee--Class B                                        44,137
Financial agent fee                                               6,727
Registration                                                     47,775
Transfer agent                                                   47,638
Professional                                                     40,536
Printing                                                         24,285
Trustees                                                         20,443
Custodian                                                         9,734
Miscellaneous                                                     1,076
                                                             -----------
   Total expenses                                               455,553
   Less expenses borne by investment adviser                   (130,944)
                                                             -----------
   Net expenses                                                 324,609
                                                             -----------
Net investment income                                           993,652
                                                             -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                 605,112
Net change in unrealized appreciation (depreciation) on
  investments                                                 4,233,859
                                                             -----------

Net gain on investments                                       4,838,971
                                                             -----------
Net increase in net assets resulting from operations         $5,832,623
                                                             ===========

                      See Notes to Financial Statements

Real Estate Securities Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year         From Inception
                                                          Ended            3/1/95 to
                                                    November 30, 1996      11/30/95
                                                    ------------------  ----------------
From Operations
 Net investment income                                    $993,652           $391,699
 Net realized gain                                         605,112             19,820
 Net change in unrealized appreciation
  (depreciation)                                         4,233,859            294,847
                                                       -----------        -----------
 Increase in net assets resulting from operations        5,832,623            706,366
                                                       -----------        -----------
From Distributions to Shareholders
 Net investment income--Class A                           (861,331)          (192,639)
 Net investment income--Class B                           (163,427)           (26,085)
 Net realized gains--Class A                               (22,396)                --
 Net realized gains--Class B                                (3,977)                --
                                                       -----------        -----------
 Decrease in net assets from distributions to
  shareholders                                          (1,051,131)          (218,724)
                                                       -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (603,974 and
  1,293,809 shares, respectively)                        7,207,751         13,414,115
 Net asset value of shares issued from
  reinvestment of distributions (73,246 and 17,043
  shares, respectively)                                    838,272            180,926
 Cost of shares repurchased (227,727 and 19,175
  shares, respectively)                                 (2,803,944)          (210,731)
                                                       -----------        -----------
   Total                                                 5,242,079         13,384,310
                                                       -----------        -----------
Class B
 Proceeds from sales of shares (436,484 and
  208,805 shares, respectively)                          5,218,052          2,200,102
 Net asset value of shares issued from
  reinvestment of distributions (12,304 and 1,955
  shares, respectively)                                    141,327             20,860
 Cost of shares repurchased (28,003 and 1,171
  shares, respectively)                                   (333,067)           (12,548)
                                                       -----------        -----------
   Total                                                 5,026,312          2,208,414
                                                       -----------        -----------
 Increase in net assets from share transactions         10,268,391         15,592,724
                                                       -----------        -----------
 Net increase in net assets                             15,049,883         16,080,366
Net Assets
 Beginning of period                                    16,080,366                  0
                                                       -----------        -----------
 End of period (including undistributed net
  investment income of $192,599 and $211,093,
  respectively)                                        $31,130,249        $16,080,366
                                                       ===========        ===========

                      See Notes to Financial Statements

Real Estate Securities Portfolio

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                    Class A                        Class B
                                         -----------------------------  -----------------------------
                                                             From                           From
                                           Year Ended      Inception     Year Ended      Inception
                                          November 30,      3/1/95      November 30,       3/1/95
                                              1996        to 11/30/95       1996        to 11/30/95
                                         -------------- -------------- --------------  --------------
Net asset value, beginning of period         $10.72         $10.00          $10.68         $10.00
Income from investment operations
 Net investment income                         0.53(5)        0.43(4)(5)      0.46(5)        0.36(4)(5)
 Net realized and unrealized gain              2.50           0.55            2.47           0.56
                                             --------       --------       --------       --------
  Total from investment operations             3.03           0.98            2.93           0.92
                                             --------       --------       --------       --------
Less distributions
 Dividends from net investment income         (0.59)         (0.26)          (0.49)         (0.24)
 Dividends from net realized gains            (0.02)            --           (0.02)            --
                                             --------       --------       --------       --------
  Total distributions                         (0.61)         (0.26)          (0.51)         (0.24)
                                             --------       --------       --------       --------
Change in net asset value                      2.42           0.72            2.42           0.68
                                             --------       --------       --------       --------
Net asset value, end of period               $13.14         $10.72          $13.10         $10.68
                                             ========       ========       ========       ========
Total return(1)                               29.20%          9.87%(3)       28.25%          9.21%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)         $22,872        $13,842         $8,259         $2,239
Ratio to average net assets of:
 Operating expenses                            1.30%          1.30%(2)        2.05%          2.05%(2)
 Net investment income                         4.55%          5.79%(2)        3.95%          5.03%(2)
Portfolio turnover                               24%             9%(3)          24%             9%(3)
Average commission rate paid(6)              $0.0478          N/A          $0.0478           N/A


(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Annualized
(3)  Not annualized
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.12, respectively.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

PHOENIX EMERGING MARKETS BOND PORTFOLIO

Fund Description

  Phoenix Emerging Markets Bond Portfolio seeks high current income and long-term capital appreciation by investing in emerging markets debt. The Fund currently concentrates its investments in three main geographic areas:
Latin America, Central and Eastern Europe, and developing Asian Countries. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public information and political and economic uncertainty.

Investment Environment

  It has been another stellar year for emerging market bond investors. Over the last twelve months, this fixed- income sector has significantly outperformed all other bond categories as well as most of the world's equity markets. For the year ended November 30, 1996, this market as measured by the J.P. Morgan Emerging Markets Bond Index Plus returned 47.26%. While virtually every country represented within this Index earned double-digit returns, Russia, Ecuador and Venezuela posted the biggest gains over this period. Overall, improving fundamentals and strong investor demand served as the catalysts for this sector's impressive results.

Portfolio Review

  Phoenix Emerging Markets Bond Portfolio made a strong showing over the latest fiscal reporting period. For the twelve-month period ended November 30, 1996, the Fund's class A shares returned 60.18% and class B shares earned 58.94%. These results compare very favorably with the J.P. Morgan Emerging Markets Bond Index Plus, which earned 47.26% for the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges. The outstanding performance over this reporting period can be attributed to a number of factors, but most notably the Fund's relative overweighting in Russia, combined with its underweighting in both the Philippines and Poland. The portfolio's exposure to Panama, Peru, Ecuador and Venezuela also significantly boosted results.

Outlook

  Despite its extended rally, we remain bullish on emerging markets debt. While last year's gains were exceptionally high relative to other fixed-income groups, returns of this nature are not unprecedented for this sector. Overall, we believe valuations are still attractive by historical standards and demand for these types of fixed-income securities continues to rise. With more long-term institutional investors entering this maturing market, we also expect volatility to continue to decline. In terms of country selection, we see tremendous potential in such areas as Russia, Argentina, Mexico and Brazil. As of November 30, 1996, the Fund had an average duration of 3.4 years.

Emerging Markets Bond Portfolio


[LINE CHART]
                    J.P. Morgan      Phoenix              Phoenix
                    Emerging         Emerging             Emerging
                    Markets          Markets              Markets
                    Bond Index       Bond Portfolio       Bond Portfolio
                    Plus*            -- Class A            -- Class B
                    -----            ----------            ----------
  9/5/95            10000                9525                 10000
11/30/95            10537                9942                 10422
11/30/96            15517               15926                 16165

[/LINE CHART]



Average Annual Total Returns
for Periods Ending 11/30/96                   From Inception
                                                 9/5/95 to
                                     1 Year      11/30/96
------------------------------------------------------------------
Class A with 4.75% sales charge      52.53%       45.54%
------------------------------------------------------------------
Class A at net asset value           60.18%       51.38%
------------------------------------------------------------------
Class B with CDSC                    54.94%       47.49%
------------------------------------------------------------------
Class B at net asset value           58.94%       50.23%
------------------------------------------------------------------
JP Morgan Emerging Markets
  Bond Index Plus*                   47.26 %      42.59%
------------------------------------------------------------------

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. This chart assumes an initial gross investment of $10,000 made on 9/5/95 (inception of the Fund) for Class A and B shares.
The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The JP Morgan Emerging Markets Bond Index Plus tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-denominated Brady bonds, loans, Eurobonds, and local markets instruments. The index does not reflect sales charges.

Emerging Markets Bond Portfolio

                       INVESTMENTS AT NOVEMBER 30, 1996

                                             MOODY'S        PAR
                                             RATING        VALUE
                                           (Unaudited)     (000)        VALUE
                                          ------------ ------------  -------------
FOREIGN NON-CONVERTIBLE BONDS--3.0%
Mexico--3.0%
 Aerovias De Mexico S.A. 9.75%, '00
  (Aerospace & Airline)                     NR            $   700     $  668,500
 Grupo Televisa S.A. 0%, '08 (Media) (c)    Ba                750        493,125
                                                                       --------
                                                                       1,161,625
                                                                       --------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $1,110,833)                                          1,161,625
                                                                       --------
FOREIGN GOVERNMENT SECURITIES--104.0%
Algeria--2.8%
 Algeria Tranch A Loans 6.625%-7.3125%,
  '06 (c)                                   NR              1,500      1,087,500
                                                                       --------
Argentina--17.1%
 Republic of Argentina Bearer FRB 6.625%,
  '05 (c)                                   B               1,666      1,440,049
 Republic of Argentina Bocon Pre1 Euro,
  PIK interest capitalization, 3.515%,
  '01 (c)                                   NR                300        347,812
 Republic of Argentina Bocon Pre3 Euro,
  PIK interest capitalization, 3.515%,
  '02 (c)                                   NR                826        733,488
 Republic of Argentina Bocon Pro2, PIK
  interest capitalization, 5.375%, '07
  (c)                                       NR              1,000      1,077,000
 Republic of Argentina Bocon Pro1 M1, PIK
  interest capitalization, 3.515%, '07
  (c)                                       NR              3,350      3,138,113
                                                                       --------
                                                                       6,736,462
                                                                       --------
Brazil--24.1%
 Republic of Brazil C Bond, PIK interest
  capitalization, 8%, '14 (c) (e)           B               5,623      4,150,613
 Republic of Brazil DCB-L Euro 6.563%,
  '12 (c) (e)                               B               5,525      4,098,859
 Republic of Brazil FLIRB L-BR 4.50%, '09
  (c) (e)                                   B               1,750      1,231,562
                                                                       --------
                                                                       9,481,034
                                                                       --------
Bulgaria--3.2%
 Republic of Bulgaria Euro Reg'd IAB, PDI
  6.688%, '11 (c)                           NR                250        122,344
 Republic of Bulgaria FLIRB-A Bearer Euro
  2.25%, '12 (c)                            B               3,000      1,104,375
 Republic of Bulgaria IAB, PDI Euro
  6.688%, '11 (c)                           B                 100         48,937
                                                                       --------
                                                                       1,275,656
                                                                       --------
Ecuador--2.6%
 Ecuador Bearer PDI Euro, PIK interest
  capitalization, 6.50%, '15 (c)            NR              1,385        843,865
 Ecuador Reg'd PDI, PIK interest
  capitalization, 6.50%, '15 (c)            NR                317        193,251
                                                                       --------
                                                                       1,037,116
                                                                       --------
Ivory Coast--1.5%
 Ivory Coast Non-Performing
  Loans (b)                                 NR              2,000        607,500
                                                                       --------

Mexico--13.7%
 Mexican Cetes 0%, '97                      NR              6,697(g)     763,051
 Mexican Cetes 0%, '97                      NR              8,597(g)   1,026,133
 Mexican Cetes 0%, '97                      NR             21,134(g)   2,509,942
 United Mexican States Global Bond
  11.50%, '26 (e)                           Ba              1,050      1,100,662
                                                                       --------
                                                                       5,399,788
                                                                       --------
Nigeria--2.2%
 Nigeria Promissory Notes 5.092%, '10       NR              1,228        872,425
                                                                       --------

Panama--1.6%
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (c) (d)        NR                825        629,298
                                                                       --------

Peru--5.3%
 Peru Citibank Non-performing Loans (b)     NR                175        210,875
 Peru Non-Citibank
  Non-performing Loans (b)                  NR                880      1,060,400
 Peru PDI WI, 144A 4%, (c) (d) (f)          NR              1,300        801,125
                                                                       --------
                                                                       2,072,400
                                                                       --------
Philippines--1.8%
 Central Bank of Philippines FLIRB-B Euro
  5%, '08 (c)                               Ba                750        708,750
                                                                       --------

Russia--15.5%
 Russia Principal Loans WI, 6.36% (c) (f)   NR              5,000      2,910,938
 Vnescheconombank Loans Yankee (b)          NR              4,050      3,184,313
                                                                       --------
                                                                       6,095,251
                                                                       --------
                        See Notes to Financial Statements

34

Emerging Markets Bond Portfolio
                                             MOODY'S        PAR
                                             RATING        VALUE
                                           (Unaudited)     (000)        VALUE
                                          ------------ ------------  -------------

Ukraine--2.7%
 CS Boston Ukraine 144A 0%,
  '97 (d)                                   NR            $1,150      $1,063,520
                                                                       --------
Venezuela--9.9%
 Banco Central Venezuela NMB B-P 6.625%,
  '05 (c) (e)                               Ba               500         430,625
 Republic of Venezuela DCB Euro 6.625%,
  '07 (c) (e)                               Ba             2,000       1,727,500
 Republic of Venezuela-FLIRB A Euro
  6.625%, '07 (c) (e)                       Ba               750         654,844
 Republic of Venezuela Series A NMB
  6.75%, '05 (c) (e)                        Ba             1,250       1,076,563
                                                                       --------
                                                                       3,889,532
                                                                       --------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $38,488,704)                                      $ 40,956,232
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS--107.0%
 (Identified cost $39,599,537)                                        42,117,857
                                                                     -----------
TOTAL INVESTMENTS--107.0%
 (Identified cost $39,599,537)                                        42,117,857(a)
 Cash and receivables, less liabilities--(7.0%)                       (2,743,851)
                                                                     -----------
NET ASSETS--100.0%                                                  $ 39,374,006
                                                                     ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,442,963 and gross depreciation of $126,036 for income tax purposes. At November 30, 1996, the aggregate cost of securities for federal income tax purposes was $39,800,930.
(b) Non-income producing.
(c) Variable or step coupon bond; interest rate reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amount to a value of $2,493,943 or 6.3% of net assets.
(e) Segregated as collateral.
(f) When issued.
(g) Par value represents Mexican Pesos.

                      See Notes to Financial Statements

Emerging Markets Bond Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1996

 Assets
Investment securities at value
  (Identified cost $39,599,537)                               $42,117,857
Receivables
 Investment securities sold                                    10,864,175
 Fund shares sold                                                 350,734
 Interest                                                         396,137
                                                                ---------
  Total assets                                                 53,728,903
                                                                ---------

Liabilities
Payables
 Investment securities purchased                               11,380,738
 Custodian                                                      2,785,176
 Fund shares repurchased                                           87,037
 Investment advisory fee                                           16,689
 Distribution fee                                                  13,382
 Trustees' fee                                                     11,179
 Transfer agent fee                                                 7,393
 Financial agent fee                                                  920
Accrued expenses                                                   52,383
                                                                ---------
  Total liabilities                                            14,354,897
                                                                ---------
Net Assets                                                    $39,374,006
                                                                =========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $30,332,625
Undistributed net investment income                               161,377
Accumulated net realized gain                                   6,361,684
Net unrealized appreciation                                     2,518,320
                                                                ---------
Net Assets                                                    $39,374,006
                                                                =========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $29,660,948)              2,004,511

Net asset value per share                                          $14.80
Offering price per share
  $14.80/(1-4.75%)                                                 $15.54

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $9,713,058)                 657,300

Net asset value and offering price per share                       $14.78

                           STATEMENT OF OPERATIONS
                         YEAR ENDED NOVEMBER 30, 1996

 Investment Income
Interest                                                       $2,830,250
                                                              -----------
   Total investment income                                      2,830,250
                                                              -----------

Expenses
Investment advisory fee                                           177,790
Distribution fee--Class A                                          46,409
Distribution fee--Class B                                          51,419
Financial agent fee                                                 7,112
Registration                                                       68,083
Transfer agent                                                     51,062
Professional                                                       44,500
Printing                                                           26,321
Custodian                                                          22,885
Trustees                                                           21,543
Miscellaneous                                                       1,000
                                                              -----------
   Total expenses                                                 518,124
   Less expenses borne by investment adviser                     (123,979)
                                                              -----------
   Net expenses                                                   394,145
                                                              -----------
Net investment income                                           2,436,105
                                                              -----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                 6,414,105
Net realized loss on foreign currency transactions                (69,562)
Net change in unrealized appreciation (depreciation) on
  investments                                                   2,233,148
                                                              -----------

NET GAIN ON INVESTMENTS                                         8,577,691
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $11,013,796
                                                              ===========

                      See Notes to Financial Statements

Emerging Markets Bond Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                          Year         From Inception
                                                          Ended           9/5/95 to
                                                    November 30, 1996     11/30/95
                                                    -----------------  ----------------
From Operations
 Net investment income                                  $2,436,105          $268,890
 Net realized gain (loss)                                6,344,543           (47,814)
 Net change in unrealized appreciation
  (depreciation)                                         2,233,148           285,172
                                                       -----------       -----------
 Increase in net assets resulting from operations       11,013,796           506,248
                                                       -----------       -----------
From Distributions to Shareholders
 Net investment income--Class A                         (1,792,007)         (273,459)
 Net investment income--Class B                           (458,779)           (6,598)
                                                       -----------       -----------
 Decrease in net assets from distributions to
  shareholders                                          (2,250,786)         (280,057)
                                                       -----------       -----------
From Share Transactions
Class A
 Proceeds from sales of shares (923,074 and
  1,168,270 shares, respectively)                       12,175,504        11,682,486
 Net asset value of shares issued from
  reinvestment of distributions (131,956 and 26,928
  shares, respectively)                                  1,635,413           269,932
 Cost of shares repurchased (243,677 and 2,040
  shares, respectively)                                 (3,184,227)          (19,703)
                                                       -----------       -----------
   Total                                                10,626,690        11,932,715
                                                       -----------       -----------
Class B
 Proceeds from sales of shares (700,581 and 58,050
  shares, respectively)                                  8,585,460           580,946
 Net asset value of shares issued from
  reinvestment of distributions (17,331 and 592
  shares, respectively)                                    219,353             5,911
 Cost of shares repurchased (119,165 and 89
  shares, respectively)                                 (1,565,347)             (923)
                                                       -----------       -----------
   Total                                                 7,239,466           585,934
                                                       -----------       -----------
 Increase in net assets from share transactions         17,866,156        12,518,649
                                                       -----------       -----------
 Net increase in net assets                             26,629,166        12,744,840
Net Assets
 Beginning of period                                    12,744,840                 0
                                                       -----------       -----------
 End of period (including undistributed net
  investment income of $161,377 and $5,701,
  respectively)                                        $39,374,006       $12,744,840
                                                       ===========       ===========

                      See Notes to Financial Statements

Emerging Markets Bond Portfolio

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                    Class A                      Class B
                                         ----------------------------  ----------------------------
                                                             From                         From
                                           Year Ended     Inception     Year Ended      Inception
                                          November 30,    9/5/95 to    November 30,     9/5/95 to
                                              1996         11/30/95        1996         11/30/95
                                         -------------- ------------- --------------  -------------
Net asset value, beginning of period          $10.18        $10.00        $10.18         $10.00
Income from investment operations
 Net investment income                          1.26(5)       0.25(4)(5)    1.19(5)        0.22(4)(5)
 Net realized and unrealized gain               4.56          0.18          4.53           0.20
                                             --------      --------       --------       --------
  Total from investment operations              5.82          0.43          5.72           0.42
                                             --------      --------       --------       --------
Less distributions
 Dividends from net investment income          (1.20)        (0.25)        (1.12)         (0.24)
                                             --------      --------       --------       --------
  Total distributions                          (1.20)        (0.25)        (1.12)         (0.24)
                                             --------      --------       --------       --------
Change in net asset value                       4.62          0.18          4.60           0.18
                                             --------      --------       --------       --------
Net asset value, end of period                $14.80        $10.18        $14.78         $10.18
                                             ========      ========       ========       ========
Total return(1)                                60.18%         4.40%(3)     58.94%          4.22%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)        $29,661       $12,149        $9,713           $596
Ratio to average net assets of:
 Operating expenses                             1.50%         1.50%(2)      2.25%          2.25%(2)
 Net investment income                         10.41%        10.48%(2)      9.79%         10.29%(2)
Portfolio turnover                               378%           38%(3)       378%            38%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.

                      See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, seven Portfolios are offered for sale: Tax- Exempt Bond Portfolio, Mid Cap Portfolio (formerly the Capital Appreciation Portfolio), International Portfolio, Real Estate Securities Portfolio, Emerging Markets Bond Portfolio, Endowment Equity Portfolio and Diversified Income Portfolio. The Endowment Equity Portfolio and Diversified Income Portfolio are reported separately from these financial statements. Each Portfolio has distinct investment objectives. The Tax-Exempt Bond Portfolio seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Portfolio seeks as its investment objective long-term appreciation of capital. The International Portfolio seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Portfolio seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Portfolio seeks to achieve high current income with a secondary objective of long-term capital appreciation.

  The Trust offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the portfolio is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Portfolio which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. Income taxes:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

  The Mid Cap Portfolio, the Emerging Markets Bond Portfolio and the International Portfolio may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked- to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures contracts:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Loan agreements:

  The Trust may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

I. Security lending:

  The Trust (with the exception of the Real Estate Securities Portfolio) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Portfolio. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1996, the Trust had the following market value of security loans and collateral:

                        Value of
                       Securities      Value of
                        on Loan       Collateral
                     --------------  -------------
Mid Cap Portfolio     $28,440,000    $29,424,800

J. Expenses:

  Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (Continued)

K. When-Issued and delayed delivery transactions:

  The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Phoenix Realty Securities, Inc. ("PRS"), an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Portfolio, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:

                                         1st         $1-2       $2+
                                     $1 Billion    Billion    Billion
                                    -------------  --------- ----------
Tax-Exempt Bond Portfolio               0.45%       0.40%      0.35%
Mid Cap Portfolio                       0.75%       0.70%      0.65%
International Portfolio                 0.75%       0.70%      0.65%
Real Estate Securities Portfolio        0.75%       0.70%      0.65%
Emerging Markets Bond Portfolio         0.75%       0.70%      0.65%

  Pursuant to a Sub-Advisory Agreement with the Trust, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Securities Portfolio.

  The respective Advisers have agreed to reimburse the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.30% and 1.50%, respectively, of the average daily net assets for Class A shares and 2.05% and 2.25%, respectively, for Class B shares.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $165,918 for Class A shares and deferred sales charges of $92,998 for Class B shares for the year ended November 30, 1996. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1996, $508,107 was retained by the Distributor and $1,764,985 was paid out to unaffiliated Participants.

  As Financial Agent to the Trust and to each Portfolio, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of each Portfolio for bookkeeping, administrative and pricing services.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1996, transfer agent fees were $1,763,614 of which PEPCO retained $605,114 which is net of fees paid to State Street.

  At November 30, 1996, PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:

                                                                    Aggregate
                                                       Shares    Net Asset Value
                                                   ------------  ---------------
Tax-Exempt Bond Portfolio--Class A                     392,329     $ 4,421,551
International
  Portfolio--Class A                                   407,330       5,898,138
Real Estate Securities
  Portfolio--Class A                                   529,336       6,955,469
           --Class B                                    10,693         140,079
Emerging Markets Bond
  Portfolio--Class A                                 1,331,192      19,688,325
           --Class B                                    11,215         165,651

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended November 30, 1996 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                         Purchases          Sales
                                     ----------------  ----------------
Tax-Exempt Bond Portfolio             $   37,685,259    $   46,657,738
Mid Cap Portfolio                      1,014,089,046     1,112,672,033
International Portfolio                  194,049,666       203,267,130
Real Estate Securities Portfolio          15,913,498         5,320,765
Emerging Markets Bond Portfolio          111,943,459        90,091,682


  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended November 30, 1996.

  At November 30, 1996, the Tax-Exempt Bond Portfolio had entered into futures contracts as follows:

                                    Value of
                                    Contracts      Market           Net
                      Number of       when        Value of      Unrealized
     Description      Contracts      Opened       Contracts    Depreciation
-------------------- ------------ ------------- -------------  ---------------
U.S. Treasury
  March, '97 (Short)      20       $2,300,000    $2,317,500      $(17,500)

  PHOENIX MULTI-PORTFOLIO FUND
  NOTES TO FINANCIAL STATEMENTS
  November 30, 1996 (continued)

4. FORWARD CURRENCY CONTRACTS

  As of November 30, 1996, the International Portfolio had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                            In                                         Net
       Contracts         Exchange      Settlement                  Unrealized
       to Deliver          For            Date         Value      Appreciation
--------------------  --------------- ------------  ------------  --------------
DM        8,250,000   US    5,415,518     1/6/97      $5,386,794     $ 28,724
SF        6,530,000   US    5,242,033     1/6/97       5,044,672      197,361
YEN   1,073,000,000   US    9,710,846     1/6/97       9,485,749      225,097
                                                                     --------
                                                                     $451,182
                                                                     ========
     DM =   German Deutschemark           US =  U.S. Dollar
     SF =   Swiss Franc                  YEN =  Japanese Yen

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1996, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                   Capital paid
                                   Undistributed    Accumulated    in on shares
                                  net investment   net realized   of beneficial
                                      income        gain (loss)      interest
                                 ---------------- --------------  --------------
Tax-Exempt Bond Portfolio           $  (46,716)     $    88,101      $(41,385)
Mid Cap Portfolio                      914,819         (917,387)        2,568
International Portfolio              2,078,957       (2,078,957)           --
Real Estate Securities Portfolio        12,612               --       (12,612)
Emerging Markets Bond Portfolio        (29,643)          69,562       (39,919)

TAX NOTICE (Unaudited)

  For the fiscal year ended November 30, 1996, the Tax-Exempt Bond Portfolio distributed $7,556,869 of exempt-interest dividends.

  For the fiscal year ended November 30, 1996 the Mid Cap Portfolio and the International Portfolio distributed $8,612,420 and $375,113 of long-term capital gain dividends, respectively.






  This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                      REPORT OF INDEPENDENT ACCOUNTANTS



[LOGOTYPE] Price Waterhouse LLP                                         [LOGO]



To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Portfolio, the Mid Cap Portfolio (formerly the Capital Appreciation Portfolio), the International Portfolio, the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio (constituting separate series of the Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodians and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
January 10, 1997

PHOENIX MULTI-PORTFOLIO FUND
101 Munson Street
Greenfield, MA 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
David L. Albrycht, Vice President
Curtiss O. Barrows, Vice President
Mathew Considine, Vice President
Jeanne H. Dorey, Vice President
Timothy M. Heaney, Vice President
William E. Keen III, Vice President
Peter S. Lannigan, Vice President
David Lui, Vice President
Thomas S. Melvin, Jr., Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect St.
Hartford, CT 06115-0480

Phoenix Realty Securities, Inc.
(Real Estate Securities Portfolio)
38 Prospect St.
Hartford, CT 06115-0479

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodians
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(International Portfolio)
40 Water Street
Boston, MA 02109

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Legal Counsel
Jorden, Burt, Berenson & Johnson, LLP
Suite 400 East
1025 Thomas Jefferson Street N.W.
Washington, D.C. 20007-0805

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Multi-Portfolio Fund                             [POSTAGE PERMIT]
                                                          Bulk Rate Mail
P.O. Box 2200                                              U.S. Postage
Enfield, CT 06083-2200                                         PAID
                                                          Springfield, MA
                                                           Permit No.444














[LOGO] PHOENIX
       DUFF & PHELPS

PDP 490 (1/97)

                         PHOENIX MULTI-PORTFOLIO FUND

                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) Financial Statements:


           Included in Part A: Financial Highlights
           Included in Part B: Financial Statements and Notes Thereto, and Report of Independent Accountants are
             included in the Annual Report to Shareholders for the year ended November 30,
             1996, incorporated by reference.
           Included in Part C:  Consent of Independent Accountants


     (b) Exhibits:


 1.1    Agreement and Declaration of Trust, previously filed with the Registration Statement on December 31,
        1987 and filed herewith via EDGAR and incorporated herein by reference.
 1.2    Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 2 on September 1, 1989, and
        filed herewith via EDGAR and incorporated herein by reference.
 1.3    Amendment to Declaration of Trust, filed with Post-Effective Amendment No. 8 on April 8, 1993, and filed herewith via EDGAR and incorporated herein by reference.
 1.4    Amendment to Declaration of Trust adding the Phoenix Real Estate Securities Portfolio, filed with Post-
        Effective Amendment No. 14 on March 1, 1995, and filed herewith via EDGAR and incorporated herein by reference.
 1.5    Amendment to Declaration of Trust designating Classes of Shares, filed with Post-Effective Amendment No.
        14 on March 1, 1995, and filed herewith via EDGAR and incorporated herein by reference.
 1.6    Amendment to Declaration of Trust adding the Phoenix Emerging Markets Bond Portfolio filed via EDGAR with Post-Effective Amendment No. 17 on August 29, 1995 and incorporated herein by reference.
 1.7    Amendment to Declaration of Trust changing the name of the Phoenix Endowment Fixed-Income Portfolio to Phoenix Diversified Income Portfolio, filed via EDGAR with Post-Effective Amendment No. 19 on
        April 19, 1996 and incorporated herein by reference.
 1.9    Amendment to Declaration of Trust dated May 22, 1996 and filed herewith via EDGAR.
 2.     Not applicable.
 3.     Not applicable.
 4.     Reference is made to Article III of Registrant's Agreement and Declaration of Trust, as amended, and filed with those Registration Statements referred to in Exhibit 1, above.
 5.     Form of Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc.
        covering the Phoenix Tax-Exempt Bond, Phoenix Capital Appreciation, Phoenix International, Phoenix
        Endowment Equity and Phoenix Endowment Fixed Income Portfolios, filed with Post-Effective Amendment
        No. 12 on April 1, 1994, and filed herewith via EDGAR and incorporated herein by reference.
 5.1    Form of Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Portfolio, filed with Post-Effective Amendment No. 14 on March 1,
        1995, and filed herewith via EDGAR and incorporated herein by reference.
 5.2    Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and ABKB/LaSalle
        Partners Limited Partnership, filed with Post-Effective Amendment No. 14 on March 1, 1995, and filed herewith via EDGAR and incorporated herein by reference.
 6.1    Form of Distribution Agreement for Class A shares between the Registrant and Phoenix Equity Planning
        Corporation, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed herewith via
        EDGAR and incorporated herein by reference.

 6.1a    Form of Distribution Agreement for Class B shares between Registrant and Phoenix Equity Planning
         Corporation, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed herewith via
         EDGAR and incorporated herein by reference.
 6.2     Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed with Post-
         Effective Amendment No. 10 on December 13, 1993, and filed herewith via EDGAR and incorporated herein by reference.
 6.3     Form of Broker Agreement, filed with Pre-Effective Amendment No. 1 on May 19, 1988 and incorporated herein by reference.
 7.      Not applicable.
 8.1     Custodian Contract between Registrant and State Street Bank and Trust Company, filed with Pre-Effective
         Amendment No. 2 on July 7, 1988 and incorporated herein by reference.
 8.2     Schedule A to Custodian Contract between Registrant and State Street Bank and Trust Company, filed with
         Post-Effective Amendment No. 3 on October 30, 1989 and incorporated herein by reference.
 8.2a    Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated
         October 17, 1996 and filed herewith via EDGAR.
 8.3     Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the Phoenix
         International Portfolio, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed herewith via EDGAR and incorporated herein by reference.
 9.1     Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, filed with
         Post-Effective Amendment No. 13 on December 12, 1994 and filed herewith via EDGAR and incorporated herein by reference.
 9.1a    Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December
         11, 1996 filed herewith via EDGAR.
 9.2     Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed herewith via EDGAR and incorporated herein by reference.
 9.3     Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and
         Trust Company, filed with Post-Effective Amendment No. 13 on December 12, 1994 and filed herewith via
         EDGAR and incorporated herein by reference.
 10.1    Opinion and Consent of Counsel covering shares of the Phoenix Tax-Exempt Bond Portfolio, filed with
         Pre-Effective Amendment No. 2 on July 7, 1988, and incorporated herein by reference.
 10.2    Opinion and Consent of Counsel covering shares of the Phoenix Capital Appreciation Portfolio and the
         Phoenix International Portfolio, filed with Post-Effective Amendment No. 3 on October 30, 1989 and incorporated herein by reference.
 10.3    Opinion and Consent of Counsel covering shares of the Phoenix Endowment Equity Portfolio and
         Endowment Fixed-Income Portfolio, filed with Post-Effective Amendment No. 8 on April 8, 1993, and incorporated herein by reference.
 10.4    Opinion and Consent of Counsel covering shares of the Phoenix Real Estate Securities Portfolio, filed with
         Post-Effective Amendment No. 14 on March 1, 1995, and filed herewith via EDGAR and incorporated herein by reference.
 10.5    Opinion and Consent of Counsel covering shares of the Phoenix Emerging Markets Bond Portfolio, filed via
         EDGAR with Post-Effective Amendment No. 17 on August 29, 1995, and incorporated herein by reference.
 11.     Consent of Independent Accountants, filed herewith via EDGAR.
 12.     Not applicable.
 13.     Initial Capital Agreement, filed with Pre-Effective Amendment No. 2 July 7, 1988, and incorporated herein by reference.

 14.1     Custodial Agreement and supporting documentation and information relating to Internal Revenue Code
          Section 403(b) (7) tax sheltered accounts, filed with Post-Effective Amendment No. 3 on October 30, 1989, and incorporated herein by reference.
 14.2     Custodial Agreement and supporting documentation and information relating to Individual Retirement
          Accounts ("IRAs"), filed with Post-Effective Amendment No. 3 on October 30, 1989, and incorporated herein by reference.
 15.1     Class A Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed herewith via EDGAR and incorporated herein by reference.
 15.1a    Class B Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 10 on December 13, 1993, and filed herewith via EDGAR and incorporated herein by reference.
 16.      Not applicable.
 17.      Financial Data Schedule filed herewith via EDGAR and reflected on EDGAR as Exhibit 27.
 18.1     Rule 18f-3 Dual Distribution Plan effective March 15, 1996 filed via EDGAR with Post-Effective
          Amendment No. 18 on March 1, 1996, and incorporated herein by reference.
 18.2     Rule 18f-3 Dual Distribution Plan effective December 1, 1996 and filed herewith via EDGAR.
 19.      Powers of Attorney, filed herewith via EDGAR and Powers of Attorney filed via EDGAR with Post-
          Effective Amendment No. 19 on April 1, 1996.



Item 25. Persons Controlled by or Under Common Control with Registrant.

     None

Item 26. Number of Holders of Securities


     The following information is given as of January 31, 1997.

                       Title of Class                            Number of Shareholde
--------------------------------------------------------------  ---------------------
 Shares of Beneficial Interest, $1 par value, of the Phoenix     Class A     3,693
 Tax-Exempt Bond Portfolio                                       Class B       145
 Shares of Beneficial Interest, $1 par value of the Phoenix      Class A    12,843
 International Portfolio                                         Class B     1,068
 Shares of Beneficial Interest, $1 par value, of the Phoenix     Class A    37,514
 Mid Cap Portfolio                                               Class B     2,160
 Shares of Beneficial Interest, $1 par value, of the Phoenix
 Endowment Equity Portfolio                                                      7
 Shares of Beneficial Interest, $1 par value, of the Phoenix
 Diversified Income Portfolio                                                    5
 Shares of Beneficial Interest, $1 par value, of the             Class A     1,243
 Real Estate Securities Portfolio                                Class B       855
 Shares of Beneficial Interest, $1 par value, of the             Class A     1,006
 Phoenix Emerging Markets Portfolio                              Class B       567


Item 27. Indemnification

     Under the Agreement and Declaration of Trust establishing the Registrant any present or former Trustee or officer of the Registrant and any person who serves at the Registrant's request as a director, officer or trustee of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise is indemnified against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding in which he may be or may have been involved as a party or otherwise by reason of being or having been such a Trustee, officer or director, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Registrant and with respect to any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of the Investment Advisers

     See "Management of the Fund" in the Prospectus and "The Investment Advisers" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-48190 (PRS)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 29. Principal Underwriter

     (a) Phoenix Equity Planning Corporation ("Equity Planning"), which is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the principal underwriter of the Registrant's shares. Equity Planning also acts as principal underwriter for the Phoenix Funds and for the variable contracts issued by the Phoenix Home Life Variable Accumulation Account and Phoenix Home Life Variable Universal Life Account.


     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

  Name and Principal          Positions and Offices         Positions and Offices
   Business Address              with Distributor              with Registrant
-------------------------   ----------------------------   --------------------------
Michael E. Haylon            Director                       Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President         Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

David R. Pepin               Executive Vice President,      Executive Vice President
56 Prospect St.              Mutual Fund Sales and
P.O. Box 150480              Operations
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,             Vice President
100 Bright Meadow Blvd.      Operations and Service
P.O. Box 1900
Enfield, CT 06083-1900

Paul A. Atkins               Senior Vice President and      None
56 Prospect St.              Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris L. Lambergs            Senior Vice President,         None
100 Bright Meadow Blvd.      Insurance and Independent
P.O. Box 1900                Division
Enfield, CT 06083-1900

William R. Moyer             Senior Vice President and      Vice President
100 Bright Meadow Blvd.      Chief Financial Officer
P.O. Box 1900
Enfield, CT 06083-1900

John F. Sharry               Managing Director, Mutual      None
100 right Meadow Blvd.       Fund Distribution
P.O. Box 1900
Enfield, CT 06083-1900

   Name and Principal            Positions and Offices           Positions and Offices
 Business Address                   with Distributor               with Registrant
--------------------------   --------------------------------   ------------------------
G. Jeffrey Bohne              Vice President, Mutual Fund        Secretary
101 Munson Street             Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Eugene A. Charon              Vice President and Controller      None
100 Bright Meadow Blvd.
P.O. Box 1900
Enfield, CT 06083-1900

Nancy G. Curtiss              Vice President and Treasurer,      Treasurer
56 Prospect St.               Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen III           Assistant Vice President,          Vice President
100 Bright Meadow Blvd.       Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900

Elizabeth R. Sadowinski       Vice President,                    None
56 Prospect St.               Administration
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg           Vice President, Counsel and        Assistant Secretary
56 Prospect St.               Secretary
P.O. Box 150480
Hartford, CT 06115-0480

     (c) Equity Planning received the following commissions or other compensation from the Registrant during the fiscal year ending November 30, 1996:

                       Net Underwriting      Compensation on
Name of Principal       Discounts and        Redemption and      Brokerage          Other
   Underwriter           Commissions          Repurchase         Commissions      Compensation
-------------------   -------------------   -----------------   --------------   --------------
Equity Planning        $165,918              $92,998             $0               $245,491

Item 30. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisers, Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodians, State Street Bank and Trust Company and Brown Brothers Harriman & Co. (custodian for the Phoenix International Portfolio). The address of the Secretary of the Fund is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115 and Phoenix Realty Securities, Inc. is 38 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.0. Box 8301, Boston, Massachusetts 02266-8301,
Attention: Phoenix Funds; the address of the custodian State Street Bank and Trust Company is P.0. Box 351, Boston, Massachusetts 02101 and the address for the custodian of the Phoenix International Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

Item 31. Management Services

     The information required by this Item is included in the Statement of Additional Information.

Item 32. Undertakings

     The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders: accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.

     The Fund undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist to communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


     Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Series' outstanding shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 26th day of March, 1997.

                                         PHOENIX MULTI-PORTFOLIO FUND

ATTEST: /s/ Thomas N. Steenburg

                                         By: /s/ Philip R. McLoughlin

      -------------------------------       -----------------------------------

        Thomas N. Steenburg                   Philip R. McLoughlin
        Assistant Secretary                   President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 26th day of March, 1997.

            Signature                         Title
------------------------------------   ----------------------
                                        Trustee
 --------------------------------
 C. Duane Blinn*
                                        Trustee
 --------------------------------
 Robert Chesek*
                                        Trustee
 --------------------------------
 E. Virgil Conway*
                                        Treasurer (principal
 --------------------------------       financial and
 Nancy G. Curtiss*                      accounting officer)

                                        Trustee
 --------------------------------
 Harry Dalzell-Payne*
                                        Trustee
 --------------------------------
 Francies E. Jeffries**
                                        Trustee
 --------------------------------
 Leroy Keith, Jr.*
                                        Trustee and
/s/ Philip R. McLoughlin                President
 --------------------------------
 Philip R. McLoughlin
                                        Trustee
 --------------------------------
 Everett L. Morris**
                                        Trustee
 --------------------------------
 James M. Oates*
                                        Trustee
 --------------------------------
 Calvin J. Pedersen**
                                        Trustee
 --------------------------------
 Philip R. Reynolds*
                                        Trustee
 --------------------------------
 Herbert Roth, Jr.*
                                        Trustee
 --------------------------------
 Richard E. Segerson*
                                        Trustee
 --------------------------------
 Lowell P. Weicker, Jr.*

*By /s/ Philip R. McLoughlin

     -------------------------
 *Philip R. McLoughlin Attorney-in-fact pursuant to powers of attorney filed with Post-Effective Amendment No. 19.



**Philip R. McLoughlin Attorney-in-fact pursuant to powers of attorney filed herewith


                                     S-1(c)